Centennial
Money Market Trust

Prospectus dated October 1, 1997

Centennial Money Market Trust is a no-load "money market" mutual fund that seeks the maximum current income that is consistent with low capital risk and the maintenance of liquidity. The Trust seeks to achieve this objective by investing in "money market" securities meeting specified quality standards. These include U.S. Treasury bills, commercial paper, bank certificates of deposit and other marketable short-term debt instruments (issued by the U.S. Government or its agencies, or by corporations or banks) maturing in or called for redemption in one year or less. Shares of the Trust are sold at net asset value without a sales charge.

      An investment in the Trust is neither insured nor guaranteed by the U.S. Government. While the Trust seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that the Trust will be able to do so.

      Shares of the Trust may be purchased directly from brokers or dealers having sales agreements with the Trust's Distributor and also are offered to participants in Automatic Purchase and Redemption Programs (the "Programs") established by certain brokerage firms with which the Trust's Distributor has entered into agreements for that purpose (See "How to Buy Shares" in the Appendix). The information in this Prospectus should be read together with the information in the Appendix which is part of this Prospectus. Program participants should also read the description of the Program provided by their broker.

      This Prospectus explains concisely what you should know before investing in the Trust. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Trust in the October 1, 1997 Statement of Additional Information. For a free copy, call Shareholder Services, Inc., the Trust's Transfer Agent, at 1-800-525-9310 or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

     Shares of the Trust are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ABOUT THE TRUST

Expenses

The following table sets forth the fees that an investor in the Trust might pay and the expenses paid by the Trust during its fiscal year ended June 30, 1997.

     o Shareholder Transaction Expenses

Maximum Sales Charge on Purchases
   (as a percentage of offering price)                      None
-------------------------------------------------------------------
Maximum Sales Charge on Reinvested Dividends                None
-------------------------------------------------------------------
Redemption Fee                                              None(1)
-------------------------------------------------------------------
Exchange Fee                                                None

(1) There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemptions paid by check.

      o Annual Trust Operating Expenses
      (as a percentage of average net assets)

Management Fees (after waiver)                              0.35%
-------------------------------------------------------------------
12b-1 Plan Fees                                             0.20%
-------------------------------------------------------------------
Other Expenses                                              0.12%
-------------------------------------------------------------------
Total Trust Operating Expenses                              0.67 %
(after waiver)

      The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Trust will bear directly (Shareholder Transaction Expenses) or indirectly (Annual Trust Operating Expenses). "Other Expenses" includes such expenses as custodial and transfer agent fees, audit and legal and other business operating expenses, but excludes extraordinary expenses. The Annual Trust Operating Expenses are net of a voluntary waiver by the Trust's investment manager, Centennial Asset Management Corporation (the "Manager"). Without such waiver, "Management Fees" and "Total Fund Operating Expense" would have been 0.41% and 0.73% of average net assets,

                                     1-3
respectively. The voluntary waiver is described in in "The Manager and Its Affiliates" in the Appendix to this Prospectus and in "Investment Management Services" in the Statement of Additional Information and may be withdrawn or amended at any time. For further details, see "The Manager and It's Affiliates - Fees and Expenses" and the Trust's financial statements included in the Statement of Additional Information.

      o Example. To try to show the effect of these expenses on an investment over time, we have created the hypothetical example shown below. Assume that you make a $1,000 investment in shares of the Trust, and the Trust's annual return is 5%, and that its operating expenses are the ones shown in the Annual Trust Operating Expenses chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown.

            1 year        3 years      5 years       10 years
            ------        -------      -------       --------
            $7            $21          $37           $83

      This example shows the effect of expenses on an investment in the Trust, but is not meant to predict actual or expected costs or investment returns of the Trust, all of which may be more or less than those shown.

Financial Highlights

The table on the following page presents selected information about the Trust, including per share data and expense ratios and other data based on the Trust's average net assets. This information has been audited by Deloitte & Touche LLP, independent auditors, whose report on the financial statements of the Trust for the fiscal year ended June 30, 1997 is included in the Statement of Additional Information.

Financial Highlights
Centennial Money Market Trust


                                             Year Ended June 30,
                                             1997     1996    1995      1994      1993     1992     1991   1990   1989   1988
==============================================================================================================================
Per Share Operating Data:
Net asset value, beginning of period          $1.00    $1.00    $1.00    $1.00    $1.00    $1.00   $1.00  $1.00  $1.00  $1.00
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations - net
investment income and net realized gain         .05      .05      .05      .03      .03      .04     .07    .08    .08    .06
Dividends and distributions to shareholders    (.05)    (.05)    (.05)    (.03)    (.03)    (.04)   (.07)  (.08)  (.08)  (.06)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $1.00    $1.00    $1.00    $1.00    $1.00    $1.00   $1.00  $1.00  $1.00  $1.00
                                             =================================================================================

==============================================================================================================================
Total Return, at Net Asset Value(1)            4.97%    5.11%    5.21%    2.82%    2.91%    4.73%  7.31%  8.32%  8.33%  6.29%
==============================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in millions)      $9,063   $6,753   $4,812   $2,559   $1,991   $1,270   $539   $470   $333   $231
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)             $8,033   $6,077   $3,342   $2,346   $1,701     $821   $495   $422   $272   $212
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                          4.86%    4.99%    5.01%    2.84%    2.82%    4.31%  6.66%  7.82%  8.24%  6.16%
Expenses, before voluntary assumption
or reimbursement by the Manager                0.73%    0.74%    0.77%    0.81%    0.83%    0.81%  0.84%  0.84%  0.90%  0.98%
Expenses, net of voluntary assumption
or reimbursement by the Manager                0.67%    0.69%    0.73%    0.76%    0.78%    0.69%  N/A    N/A    N/A    N/A

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only.



                                     1-4

Investment Objective and Policies

Objective. The Trust is a no-load "money market" fund. It is an open-end, diversified management investment company organized as a Massachusetts business trust in 1979. The Trust's investment objective is to seek maximum current income that is consistent with low capital risk and the maintenance of liquidity. The value of Trust shares is not insured or guaranteed by any government agency. However, shares held in brokerage accounts would be eligible for coverage by the Securities Investor Protection Corporation for losses arising from the insolvency of the brokerage firm. The Trust's shares may be purchased at their net asset value, which will remain fixed at $1.00 per share except under extraordinary circumstances (see "Determination of Net Asset Value Per Share" in the Statement of Additional Information for further information). There can be no assurance, however, that the Trust's net asset value will not vary or that the Trust will achieve its investment objective.

Ratings of Securities. Under Rule 2a-7 of the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Trust uses the amortized cost method to value its portfolio securities to determine the Trust's net asset value per share. Rule 2a-7 places restrictions on a money market fund's investments. Under the Rule, the Trust may purchase only those securities that the Manager, under procedures approved by the Trust's Board of Trustees, has determined have minimal credit risk and are "Eligible Securities" as defined below.

      An "Eligible Security" is (a) one that has received a rating in one of the two highest short-term rating categories by any two "nationally-recognized statistical rating organizations" (as defined in the Rule) ("Rating Organizations") or, if only one Rating Organization has rated that security, by that Rating Organization, or (b) an unrated security that is judged by the Manager to be of comparable quality to investments that are "Eligible
Securities" rated by Rating Organizations. The Rule permits the Trust to purchase "First Tier Securities," which are Eligible Securities rated in the highest rating category for short-term debt obligations by at least two Rating Organizations or, if only one Rating Organization has rated a particular security, by that Rating Organization, or comparable unrated securities. Under the Rule, the Trust may invest only up to 5% of its assets in "Second Tier Securities," which are Eligible Securities that are not "First Tier Securities." In addition to the overall 5% limit

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on Second Tier Securities, the Trust may not invest more than (i) 5% of its total assets in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or (ii) 1% of its total assets or $1 million (whichever is greater) in Second Tier Securities of any one issuer. Under the current provisions of Rule 2a-7, the Trust's Board must approve or ratify the purchase of Eligible Securities that are unrated or rated by only one Rating Organization. Additionally, under Rule 2a-7, the Trust must maintain a dollar-weighted average portfolio maturity of no more than 90 days and the remaining maturity of any single portfolio investment may not exceed 397 days. Some of the Trust's existing investment restrictions (which are fundamental policies that may be changed only by shareholder vote) are more restrictive than the provisions of Rule 2a-7. For example, as a matter of fundamental policy, the Trust may not invest in any debt instrument having a maturity in excess of one year from the date of the investment. Under the current provisions of Rule 2a-7 the Trust's Board has adopted procedures under Rule 2a-7 pursuant to which the Board has delegated to the Manager certain responsibilities, in accordance with the Rule, of conforming the Trust's investments with the requirements of the Rule and those procedures.

      Exhibit A of the Statement of Additional Information contains information on the rating categories of Rating Organizations. Ratings at the time of purchase will determine whether securities may be acquired under the above restrictions. Subsequent downgrades in ratings may require reassessments of the credit risk presented by a security and may require its sale. See "Ratings of Securities" in "Investment Objective and Policies" in the Statement of Additional Information for further details.

Investment Policies and Strategies. The Trust's investment policies and practices are not "fundamental" policies as defined in "Other Investment Restrictions" unless a particular policy is identified as fundamental. The Board may change non-fundamental investment policies without shareholder approval. The Trust's investment objective is a fundamental policy. In seeking its objective, the Trust may invest in the type of securities listed below and use the following strategies:

     o U.S. Government Securities. The Trust may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, maturing in twelve months or less from the date of purchase.


                                     1-6

      o Bank Obligations and Instruments Secured By Them. The Trust may invest in U.S. dollar-denominated certificates of deposit, bankers' acceptances and other bank obligations if they are obligations of: (1) any U.S. bank having total assets at least equal to $1 billion or (2) any foreign bank, if such bank has total assets at least equal to U.S. $1 billion. No more than 25% of the Trust's assets will be invested in securities issued by foreign banks. That limitation does not apply to securities issued by foreign branches of U.S. banks. Investments in securities issued by foreign banks or foreign branches of U.S. banks subject the Trust to certain additional investment risks, including future political and economic developments of the country in which the branch is located, possible imposition of withholding taxes on income payable on the securities, possible seizure of foreign deposits, establishment of exchange control restrictions, or other government regulation. While domestic banks are subject to federal and/or state laws and regulations which, among other things, require specific levels of reserves to be maintained, not all of those laws apply to foreign branches of domestic banks or domestic branches or subsidiaries of foreign banks. For purposes of this section, the term "bank" includes commercial banks, savings banks and savings and loan associations.

      o Commercial Paper and Certain Debt Obligations. The Trust may invest in commercial paper maturing in nine months or less from the date of purchase, or in variable rate notes, variable rate master demand notes or master demand notes (described in "Investment Objective and Policies" in the Statement of Additional Information) that meet the requirements of Rule 2a-7. The Trust may also purchase debt obligations which are Eligible Securities and that either mature within twelve months from the date of purchase or have been called for redemption by the issuer, with such redemption to be effective within one year.

      o Other Obligations. The Trust may purchase obligations other than those listed above if they are: (i) guaranteed as to principal and interest by the U.S. Government or one of its agencies, or by a bank or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Trust (such guaranteed obligations must be due within twelve months or less from the date of purchase), or (ii) subject to repurchase agreements calling for delivery in twelve months or less.

     o Floating Rate/Variable Rate Notes. Some of the notes the Trust may purchase may have variable or floating interest rates.

                                     1-7

Variable rates are adjustable at stated periodic intervals of no more than one year. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the prime rate of a bank, or the 90 day U.S. Treasury bill rate. The Trust may purchase these obligations if they have a remaining maturity of one year or less; if their maturity is greater than one year, they may be purchased if they have a demand feature that permits the Trust to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. Such obligations may be secured by bank letters of credit or other credit support arrangements. See "Floating Rate/Variable Rate Obligations" in the Statement of Additional Information for more details.

      o Board Approved Instruments. The Trust may invest in obligations, other than those discussed above, approved by the Trust's Board of Trustees and which are in accordance with the Trust's investment objective, policies and restrictions.

      o Illiquid and Restricted Securities. The Trust will not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. This policy includes certificates of deposit of $100,000 or less of a domestic bank (including commercial banks, savings banks and savings and loan associations) having total assets of less than $1 billion, if such certificate of deposit is fully insured as to principal by the Federal Deposit Insurance Corporation. This policy does not limit purchases of: (i) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Board of Trustees or by the Manager under Board-approved guidelines, or (ii) commercial paper that may be sold without registration under Section 3(a)(3) or
Section 4(2) of the Securities Act of 1933. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, the Trust's holdings of those securities may be illiquid. If due to changes in relative value, more than 10% of the value of the Trust's net assets consist of illiquid securities, the Manager would consider appropriate steps to protect the Trust's maximum flexibility. There may be undesirable delays in selling illiquid securities at prices representing their fair value. The Trust may

                                     1-8
invest up to 25% of its net assets in restricted securities, subject to the above 10% limitation on illiquid securities. The Manager monitors holding of illiquid securities on an ongoing basis and at times the Trust may be required to sell some holdings to maintain adequate liquidity. Illiquid securities include repurchase agreements maturing in more than seven days, or certain participation interests other than those with puts exercisable within seven days.

      o Repurchase Agreements. The Trust may acquire securities that are subject to repurchase agreements in order to generate income while providing liquidity. The Trust's repurchase agreements will be fully collateralized under the requirements of Rule 2a-7. If the vendor fails to pay the agreed-upon repurchase price on the delivery date, the Trust's risks may include any costs of disposing of the collateral, and any loss resulting from any delay in foreclosing on the collateral. The Trust will not enter into a repurchase agreement that will cause more than 10% of the Trust's net assets at the time of purchase to be subject to repurchase agreements maturing in more than seven days. There is no limit on the amount of the Trust's net assets that may be subject to repurchase agreements maturing in seven days or less. See "Repurchase Agreements" in "Investment Objective and Policies" in the Statement of Additional Information for more details.

Other Investment Restrictions

The Trust has certain investment restrictions which, together with its investment objective, are fundamental policies, which can be changed only by the vote of a "majority" (as defined in the Investment Company Act) of the Trust's outstanding voting securities. Under some of those restrictions, the Trust cannot:

     o invest more than 5% of the value of its total assets in the securities of
any  one  issuer   (other  than  the  U.S.   Government   or  its   agencies  or
instrumentalities);

     o purchase more than 10% of the outstanding non-voting securities or more than 10% of the total debt securities of any one issuer;

     o concentrate investments to the extent of 25% of its assets in any industry; however, there is no limitation as to investment in obligations issued by banks, savings and loan associations or the U.S. Government and its agencies or instrumentalities;

                                     1-9

      o invest in any debt instrument having a maturity in excess of one year from the date of the investment or, in the case of a debt instrument subject to a repurchase agreement or called for redemption, having a repurchase or redemption date more than one year from the date of the investment;

      o borrow money except as a temporary measure for extraordinary or emergency purposes, and then only up to 10% of the market value of the Trust's assets; the Trust will not make any investment when such borrowing exceeds 5% of the value of its assets; no assets of the Trust may be pledged, mortgaged or assigned to secure a debt;

      o invest more than 5% of the value of its total assets in securities of companies that have operated less than three years, including the operations of predecessors; or

      o make loans, except the Trust may: (i) purchase debt securities, (ii) purchase debt securities subject to repurchase agreements, or (iii) lend its securities as described in the Statement of Additional Information.

Unless the Prospectus states that a percentage restriction applies continuously, it applies only at the time the Trust makes an investment, and the Trust need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Trust. Additional investment restrictions are contained in "Other Investment Restrictions" in the Statement of Additional Information.

Performance of the Trust

Explanation of Yield. From time to time, the "yield" and "compounded effective yield" of an investment in the Trust may be advertised. Both yield figures are based on historical earnings per share and are not intended to indicate future performance. The "yield" of the Trust is the income generated by an investment in the Trust over a seven-day period, which is then "annualized." In annualizing, the amount of income generated by the investment during that seven days is assumed to be generated each week over a 52 week period, and is shown as a percentage of the investment. The "compounded effective yield" is calculated similarly, but the annualized income earned by an investment in the Trust is assumed to be reinvested. The "compounded effective yield" therefore will be slightly higher than the yield because of the effect of the

                                     1-10
assumed reinvestment. From time to time the Manager may voluntarily assume a portion of the Trust's expenses (which may include the management fee), thereby lowering the overall expense ratio per share and increasing the Trust's yield during the time such expenses are assumed. See "Yield Information" in the Statement of Additional Information for additional information about the methods of calculating these yields.

                                     1-11

Centennial
Tax Exempt Trust

Prospectus dated October 1, 1997

Centennial Tax Exempt Trust is a no-load "money market" mutual fund that seeks the maximum short-term interest income exempt from Federal income taxes that is consistent with low capital risk and the maintenance of liquidity. The Trust seeks to achieve this objective by investing in obligations issued by states, territories and possessions of the United States or by the District of Columbia, or their political subdivisions, authorities and corporations, the income from which is exempt from Federal income taxes. Shares of the Trust are sold at net asset value without a sales charge.

      An investment in the Trust is neither insured nor guaranteed by the U.S. Government. While the Trust seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that the Trust will be able to do so.

      Shares of the Trust may be purchased directly from brokers or dealers having sales agreements with the Trust's Distributor and also are offered to participants in Automatic Purchase and Redemption Programs (the "Programs") established by certain brokerage firms with which the Trust's Distributor has entered into agreements for that purpose. (See "How to Buy Shares" in the Appendix.) The information in this Prospectus should be read together with the information in the Appendix which is part of this Prospectus. Program participants should also read the description of the Program provided by their broker.

      This Prospectus explains concisely what you should know before investing in the Trust. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Trust in the October 1, 1997 Statement of Additional Information. For a free copy, call Shareholder Services, Inc., the Trust's Transfer Agent, at 1-800-525-9310 or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

Shares of the Trust are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ABOUT THE TRUST

Expenses

The following table sets forth the fees that an investor in the Trust might pay and the expenses paid by the Trust during its fiscal year ended June 30, 1997.

       o  Shareholder Transaction Expenses

Maximum Sales Charge on Purchases
   (as a percentage of offering price)                      None
-------------------------------------------------------------------
Maximum Sales Charge on Reinvested Dividends                None
-------------------------------------------------------------------
Redemption Fee                                              None(1)
-------------------------------------------------------------------
Exchange Fee                                                None

(1) There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemptions paid by check.

       o  Annual Trust Operating Expenses
       (as a percentage of average net assets)

Management Fees                                             0.43%
-------------------------------------------------------------------
12b-1 Plan Fees                                             0.20%
-------------------------------------------------------------------
Other Expenses                                              0.09%
-------------------------------------------------------------------
Total Trust Operating Expenses                              0.72%

      The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Trust will bear directly (Shareholder Transaction Expenses) or indirectly (Annual Trust Operating Expenses). "Other Expenses" includes such expenses as custodial and transfer agent fees, audit and legal and other business operating expenses, but excludes extraordinary expenses.

      o Example. To try to show the effect of these expenses on an investment over time, we have created the hypothetical example shown below. Assume that you make a $1,000 investment in shares of the Trust, and the Trust's annual return is 5%, and that its

                                     2-2
operating expenses are the ones shown in the Annual Trust Operating Expenses chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown.

            1 year        3 years      5 years       10 years
            ------        -------      -------       --------
            $7            $23          $40           $89

      This example shows the effect of expenses on an investment in the Trust, but is not meant to predict actual or expected costs or investment returns of the Trust, all of which may be more or less than those shown.

Financial Highlights

The table on the following page presents selected information about the Trust, including per share data and expense ratios and other data based on the Trust's average net assets. This information has been audited by Deloitte & Touche LLP, independent auditors, whose report on the financial statements of the Trust for the fiscal year ended June 30, 1997 is included in the Statement of Additional Information.

Financial Highlights
Centennial Tax Exempt Trust

                                            Year Ended June 30,
                                            1997      1996      1995      1994     1993    1992    1991    1990    1989    1988
=================================================================================================================================
Per Share Operating Data:
Net asset value, beginning of period         $1.00     $1.00     $1.00     $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations - net
investment income and net realized gain        .03       .03       .03       .02     .02     .03     .04     .05     .05     .04
Dividends and distributions to shareholders   (.03)     (.03)     (.03)     (.02)   (.02)   (.03)   (.04)   (.05)   (.05)   (.04)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $1.00     $1.00     $1.00     $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00
                                            =====================================================================================

=================================================================================================================================
Total Return, at Net Asset Value(1)           3.01%     3.16%     3.17%     1.90%   2.19%   3.55%   5.09%   5.70%   5.55%   4.35%
=================================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in millions)     $1,649    $1,426    $1,315    $1,039    $981    $917    $787    $575    $486    $518
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)            $1,591    $1,473    $1,127    $1,057    $977    $900    $711    $561    $504    $485
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                         2.95%     3.12%     3.13%     1.87%   2.08%   3.40%   4.84%   5.44%   5.45%   4.30%
Expenses(2)                                   0.72%     0.72%     0.73%     0.76%   0.76%   0.75%   0.77%   0.79%   0.78%   0.79%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only.
2. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Trust. Prior year expense ratios have not been adjusted.


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Investment Objective and Policies

Objective. The Trust is a no-load tax-exempt "money market" fund. It is an open-end, diversified management investment company organized as a Massachusetts business trust in 1985. The Trust was initially organized in 1980 as a Maryland corporation. The Trust's investment objective is to seek maximum short-term interest income exempt from Federal income taxes that is consistent with low capital risk and the maintenance of liquidity. The value of Trust shares is not insured or guaranteed by any government agency. However, shares held in brokerage accounts would be eligible for coverage by the Securities Investor Protection Corporation for losses arising from the insolvency of the brokerage firm. The Trust's shares may be purchased at their net asset value, which will remain fixed at $1.00 per share except under extraordinary circumstances (see "Determination of Net Asset Value Per Share" in the Statement of Additional Information for further information). There can be no assurance, however, that the Trust's net asset value will not vary or that the Trust will achieve its investment objective.

Ratings of Securities. Under Rule 2a-7 of the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Trust uses the amortized cost method to value its portfolio securities to determine the Trust's net asset value per share. Rule 2a-7 places restrictions on a money market fund's investments. Under the Rule, the Trust may purchase only those securities that the Manager, under procedures approved by the Trust's Board of Trustees, has determined have minimal credit risks and are "Eligible Securities."

      An "Eligible Security" is (a) one that has received a rating in one of the two highest short-term rating categories by any two "nationally-recognized statistical rating organizations" (as defined in the Rule) ("Rating Organizations") or, if only one Rating Organization has rated that security, by that Rating Organization, or (b) an unrated security that is judged by the Manager to be of comparable quality to investments that are "Eligible
Securities" rated by Rating Organizations. The Rule permits the Trust to purchase "First Tier Securities," which are Eligible Securities rated in the highest rating category for short-term debt obligations by at least two Rating Organizations or, if only one Rating Organization has rated a particular security, by that Rating Organization, or comparable unrated securities. Additionally, under Rule 2a-7, the Trust must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and

                                     2-4
the remaining maturity of any single portfolio investment may not exceed 397 days. The Trust's Board has adopted procedures under Rule 2a-7 pursuant to which the Board has delegated to the Manager certain responsibilities, in accordance with that Rule, of conforming the Trust's investments with the requirements of the Rule and those procedures.

      Exhibit A of the Statement of Additional Information contains information on the rating categories of Rating Organizations. Ratings at the time of purchase will determine whether securities may be acquired under the above restrictions. Subsequent downgrades in ratings may require reassessments of the credit risks presented by a security and may require its sale. See "Ratings of Securities" in "Investment Objective and Policies" in the Statement of Additional Information for further details.

Investment Policies and Strategies. The Trust's investment policies and practices are not "fundamental" policies as defined in "Other Investment Restrictions" unless a particular policy is identified as fundamental. The Trust's investment objective is a fundamental policy. The Board may change non-fundamental investment policies without shareholder approval. In seeking its objective, the Trust may invest in the types of securities listed below and use the following strategies:

      o Municipal Securities. The Trust seeks to achieve its objective by investing in municipal bonds, municipal notes (including tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other short-term loans), tax-exempt commercial paper, certificates of participation, participation interests and other debt obligations issued by or on behalf of the states and the District of Columbia, any commonwealth or territory of the United States, or their respective political subdivisions, agencies, instrumentalities or authorities, the interest from which is not subject to Federal individual income tax, in the opinion of bond counsel to the respective issuer at the time of issue (collectively, "Municipal Securities"). Such obligations having maturities of (a) one year or more when issued are referred to as "Municipal Bonds," and (b) less than one year are referred to as "Municipal Notes." The Trust may invest in Municipal Bonds and Notes offered on a "when-issued" basis, as discussed below and in the Statement of Additional Information. The Trust will not invest in foreign securities. The Trust may also purchase Municipal Securities with demand features that meet the requirements of Rule 2a-7 (discussed above) and are approved

                                     2-5
under standards adopted by the Trust's Board of Trustees. All Municipal Securities in which the Trust invests must have, or, pursuant to regulations adopted by the Securities and Exchange Commission, be deemed to have, remaining maturities of 397 days or less at the date the Trust purchases them. The two principal classifications of Municipal Securities are "general obligations" (secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest) and "revenue obligations" (payable only from the revenues derived from a particular facility or class of facilities, or specific excise tax or other revenue source).

      Under normal market conditions, the Trust attempts to invest 100% of its assets in Municipal Securities, and the Trust will make no investment that will reduce the portion of its total assets that are invested in Municipal Securities to less than 80%. The balance of the Trust's assets may be invested in investments the income from which may be taxable, including: (i) repurchase agreements (explained below); (ii) Municipal Securities issued to benefit a private user ("Private Activity Municipal Securities"), the interest from which may be subject to Federal alternative minimum tax (see "Dividends, Distributions and Taxes" below and "Private Activity Municipal Securities" in the Statement of Additional Information); and (iii) certain "Temporary Investments" defined below in "Temporary Investments." However, in times of unstable economic or market conditions, when the Manager determines it appropriate to do so, the Trust may assume a temporary defensive position and invest an unlimited amount of its assets in Temporary Investments. The Trust may also hold Temporary Investments pending the investment of proceeds from the sale of Trust shares or portfolio securities, pending settlement of Municipal Securities purchases or to meet anticipated redemptions. Normally, the Trust will not invest more than 20% of its total assets in Private Activity Municipal Securities and other taxable investments described above. The Trust will generally use its best efforts to dispose of such securities within sixty days of acquisition. To the extent the Trust receives income from taxable investments, it may not achieve its investment objective. No independent investigation is made by Centennial Asset Management Corporation, the Trust's investment manager (the "Manager") as to the users of proceeds of such offerings or the application of such proceeds.

     o Board Approved Instruments. The Trust may invest in obligations, other than those discussed above, approved by the Trust's Board of Trustees and which are in accordance with the

                                     2-6

Trust's investment objective, policies and restrictions.

      o Illiquid and Restricted Securities. The Trust will not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of: (i) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Board of Trustees or by the Manager under Board-approved guidelines, or (ii) commercial paper that may be sold without registration under Section 3(a)(3) or
Section 4(2) of the Securities Act of 1933. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, the Trust's holdings of those securities may be illiquid. If, due to changes in relative value, more than 10% of the value of the Trust's net assets consist of illiquid securities, the Manager would consider appropriate steps to protect the Trust's maximum flexibility. There may be undesirable delays in selling illiquid securities at prices representing their fair value. The Manager monitors holding of illiquid securities on an ongoing basis and at times the Trust may be required to sell some holdings to maintain adequate liquidity. Illiquid securities include repurchase agreements maturing in more than seven days, or certain participation interests other than those with puts exercisable within seven days.

      o Floating Rate/Variable Rate Obligations. Some of the Municipal Securities the Trust may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals of no more than one year. Floating rates are automatically adjusted according to a specified market rate for such investments. The Trust may purchase these obligations if they have a remaining maturity of 397 days or less; if their maturity is greater than 397 days, they may be purchased if they have a demand feature that permits the Trust to recover the principal amount of the underlying security at specified intervals not exceeding 397 days and upon no more than 30 days' notice. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Trust's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets the Trust's quality standards. However, the letter of credit

                                     2-7
or bank guarantee must be rated or meet the other requirements of Rule 2a-7. See "Floating Rate/Variable Rate Obligations" in the Statement of Additional Information for more details.

      o Puts and Demand Features. The Trust may invest a significant percentage of its assets in Municipal Securities subject to put or demand features. Because the Trust invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Trust. Therefore, an investment in the Trust may be riskier than an investment in other types of money market funds. A "put" is the right to sell a particular security within a specified period of time at a stated exercise price. The put may be sold, transferred, or assigned only with the underlying security. A demand feature is a put that may be exercised at specified intervals not exceeding 397 calendar days and upon no more than thirty days' notice. Demand features can: (1) shorten the maturity of a variable or floating rate security, (2) enhance the security's credit quality, and (3) enhance the ability to sell the security. The aggregate price for a security subject to a put or demand feature may be higher than the price that would be paid for the security without the put or demand feature. The effect of the put or demand feature is to increase the cost of the security and reduce its yield.

      o When-Issued and Delayed Delivery Securities. The Trust may invest in Municipal Securities on a "when-issued" or "delayed delivery" basis. In those transactions, the Trust obligates itself to purchase or sell securities, with delivery and payment to occur at a later date, to secure what is considered to be an advantageous price and yield at the time the obligation is entered into. The price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for when-issued securities take place at a later date (normally within 120 days of purchase). During the period between purchase and settlement, no payment is made by the Trust to the issuer and no interest accrues to the Trust from the investment. Although the Trust is subject to the risk of adverse market fluctuation during that period, the Manager does not believe that the Trust's net asset value or income will be materially adversely affected by the Trust's purchase of Municipal Securities on a "when-issued" or "delayed delivery" basis. See "When-Issued and Delayed Delivery Transactions" in the Statement of Additional Information for more details.


                                     2-8

      o Municipal Lease Obligations. The Trust may invest in certificates of participation, which are tax-exempt obligations that evidence the holder's right to share in lease, installment loan or other financing payments by a public entity. Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may be applicable to Municipal Securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources; such revenue may be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of the state or any of its political subdivisions. While some municipal lease securities may be deemed to be "illiquid" securities (the purchase of which would be limited as described above in "Illiquid and Restricted Securities"), from time to time the Trust may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Trust's Board of Trustees.

      o Temporary Investments. The Trust may hold the following "Temporary Investments" that are Eligible Securities: (i) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (ii) bankers acceptances; (iii) taxable commercial paper rated in the highest category by a Rating Organization; (iv) short-term taxable debt obligations rated in one of the two highest rating categories of a Rating Organization; or (v) certificates of deposit of domestic banks with assets of $1 billion or more, and (vi) repurchase agreements

      o Repurchase Agreements. The Trust may acquire securities that are subject to repurchase agreements. The Trust's repurchase agreements must be fully collateralized under the requirements of Rule 2a-7. If the vendor fails to pay the agreed-upon resale price on the delivery date, the Trust's risks may include any costs of disposing of the collateral, and any loss resulting from any delay in foreclosing on the collateral. The Trust ordinarily will not purchase or otherwise acquire any security or invest in a repurchase agreement, if as a result, more than 10% of its net assets (taken at current value) at the time of purchase would be invested in repurchase agreements not entitling the holder to payment of principal within seven days. However, when the Trust assumes a temporary defensive position, there is no limit on the amount of the Trust's assets that may be subject to repurchase agreements having a maturity of seven days or less. Income earned

                                     2-9
on repurchase transactions is not tax-exempt and accordingly, under normal market conditions, the Trust will limit its investments in repurchase transactions to 20% of its total assets. See "Repurchase Agreements" in the Statement of Additional Information for further details.

Other Investment Restrictions

The Trust has certain investment restrictions which, together with its investment objective, are fundamental policies which can be changed only by the vote of a "majority" (as defined in the Investment Company Act) of the Trust's outstanding voting securities. Under some of those restrictions, the Trust cannot:

      o make loans, except by purchasing debt obligations in accordance with its investment policies as approved by the Board, or by entering into repurchase agreements, or by lending portfolio securities in accordance with applicable regulations;

      o borrow money except as a temporary measure for extraordinary or emergency purposes, and then only up to 10% of the value of its assets; no more than 10% of the Trust's net assets may be pledged, mortgaged or assigned to secure a debt; no investments may be made while outstanding borrowings, other than by means of reverse repurchase agreements (which are not considered borrowings under this restriction), exceed 5% of its assets;

      o invest more than 5% of the value of its total assets taken at market value in the securities of any one issuer (not including the U.S. Government or its agencies or instrumentalities, whose securities may be purchased without limitation for defensive purposes);

      o purchase more than 10% of the outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control; or

      o concentrate investments to the extent of 25% of its assets in any industry; however, there is no limitation as to investment, for liquidity purposes, in obligations issued by banks or savings and loan associations or in obligations issued by the U.S. Government or its agencies or instrumentalities.

      Unless the Prospectus states that a percentage restriction applies continuously, it applies only at the time the Trust makes

                                     2-10
an investment and the Trust need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Trust. Additional investment restrictions are contained in "Other Investment Restrictions" in the Statement of Additional Information.

Performance of the Trust

Explanation of Yield. From time to time, the "yield," "compounded effective yield" and "tax-equivalent yield" of an investment in the Trust may be advertised. These yield figures are based on historical earnings per share and are not intended to indicate future performance. The "yield" of the Trust is the income generated by an investment in the Trust over a seven day period, which is then "annualized." In annualizing, the amount of income generated by the investment during that seven days is assumed to be generated each week over a 52 week period, and is shown as a percentage of the investment. The "compounded effective yield" is calculated similarly, but the annualized income earned by an investment in the Trust is assumed to be reinvested. The "compounded effective yield" will therefore be slightly higher than the yield because of the effect of the assumed reinvestment. The Trust's "tax-equivalent yield" is calculated by dividing that portion of the Trust's "yield" (calculated as described above) which is tax-exempt by one minus a stated income tax rate and adding the result to the portion (if any) of the Trust's yield that is not tax-exempt. See "Yield Information" in the Statement of Additional Information for additional information about the methods of calculating these yields.

                                     2-11

Centennial
Government Trust

Prospectus dated October 1, 1997

Centennial Government Trust is a no-load "money market" mutual fund that seeks a high level of current income consistent with preservation of capital and the maintenance of liquidity. The Trust seeks to achieve this objective by investing in a diversified portfolio of short-term debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities and maturing in, or having been called for redemption in, one year or less.

      An investment in the Trust is neither insured nor guaranteed by the U.S. Government. While the Trust seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that the Trust will be able to do so.

      Shares of the Trust may be purchased directly from brokers or dealers having sales agreements with the Trust's Distributor and also are offered to participants in Automatic Purchase and Redemption Programs (the "Programs") established by certain brokerage firms with which the Trust's Distributor has entered into agreements for that purpose. (See "How to Buy Shares" in the Appendix.) The information in this Prospectus should be read together with the information in the Appendix which is part of this Prospectus. Program participants should also read the description of the Program provided by their broker.

      This Prospectus explains concisely what you should know before investing in the Trust. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Trust in the October 1, 1997 Statement of Additional Information. For a free copy, call Shareholder Services, Inc., the Trust's Transfer Agent, at 1-800-525-9310 or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

Shares of the Trust are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ABOUT THE TRUST

Expenses

The following table sets forth the fees that an investor in the Trust might pay and the expenses paid by the Trust during its fiscal year ended June 30, 1996.

      o Shareholder Transaction Expenses

Maximum Sales Charge on Purchases
   (as a percentage of offering price)                      None
--------------------------------------------------------------------
Maximum Sales Charge on Reinvested Dividends                None
--------------------------------------------------------------------
Redemption Fee                                              None(1)
--------------------------------------------------------------------
Exchange Fee                                                None

(1) There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemptions paid by check.

      o Annual Trust Operating Expenses
      (as a percentage of average net assets)

Management Fee                                              0.46%
------------------------------------------------------------------
12b-1 Plan Fees                                             0.20%
------------------------------------------------------------------
Other Expenses                                              0.10%
------------------------------------------------------------------
Total Trust Operating Expenses                              0.76%


      The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Trust will bear directly (Shareholder Transaction Expenses) or indirectly (Annual Trust Operating Expenses). "Other Expenses" includes such expenses as custodial and transfer agent fees, audit and legal and other business operating expenses, but excludes extraordinary expenses. For further details, see the Trust's financial statements included in the Statement of Additional Information.

      o  Example.  To try to show the effect of these expenses on

                                     3-2
an investment over time, we have created the hypothetical example shown below. Assume that you make a $1,000 investment in shares of the Trust, and the Trust's annual return is 5%, and that its operating expenses are the ones shown in the Annual Trust Operating Expenses chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown.

            1 year        3 years      5 years       10 years
            ------        -------      -------       --------
            $7            $24          $42           $94

      This example shows the effect of expenses on an investment in the Trust, but is not meant to predict actual or expected costs or investment returns of the Trust, all of which may be more or less than those shown.

Financial Highlights

The table on the following page presents selected financial information about the Trust, including per share data and expense ratios and other data based on the Trust's average net assets. This information has been audited by Deloitte & Touche LLP, independent auditors, whose report on the financial statements of the Trust for the fiscal year ended June 30, 1997 is included in the Statement of Additional Information.

Financial Highlights
Centennial Government Trust

                                              Year Ended June 30,
                                              1997      1996    1995    1994     1993    1992    1991    1990      1989     1988
==================================================================================================================================
Per Share Operating Data:
Net asset value, beginning of period           $1.00    $1.00   $1.00   $1.00    $1.00   $1.00   $1.00   $1.00     $1.00    $1.00
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations - net
investment income and net realized gain          .05      .05     .05     .03      .04     .04     .07     .08       .08      .06
Dividends and distributions to shareholders     (.05)    (.05)   (.05)   (.03)    (.04)   (.04)   (.07)   (.08)     (.08)    (.06)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $1.00    $1.00   $1.00   $1.00    $1.00   $1.00   $1.00   $1.00     $1.00    $1.00
                                              ====================================================================================

==================================================================================================================================
Total Return, at Net Asset Value(1)             4.75%    4.91%   4.93%   2.84%    2.98%   4.75%   6.86%   8.23%     8.16%    6.06%
==================================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in millions)       $1,027     $942    $893    $613     $637    $575    $533    $219      $152      $90
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)              $1,032     $962    $719    $665     $633    $582    $418    $201      $122      $83
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                           4.65%    4.83%   4.81%   2.79%    2.81%   4.38%   6.44%   7.75%     8.11%    5.94%
Expenses                                        0.76%    0.77%   0.80%   0.79%    0.79%   0.78%   0.79%   0.84%     0.85%    0.90%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only.



                                     3-3

Investment Objective and Policies

Objective. The Trust is a no-load "money-market" fund. It is an open-end, diversified management investment company organized as a Massachusetts business trust on January 18, 1982. The Trust's investment objective is to seek a high level of current income consistent with the preservation of capital and the maintenance of liquidity. The value of Trust shares is not insured or guaranteed by any government agency. However, shares held in brokerage accounts would be eligible for coverage by the Securities Investor Protection Corporation for losses arising from the insolvency of the brokerage firm. The Trust's shares may be purchased at their net asset value, which will remain fixed at $1.00 per share except under extraordinary circumstances (see "Determination of Net Asset Value Per Share" in the Statement of Additional Information for further information). There can be no assurance, however, that the Trust's net asset value will not vary or that the Trust will achieve its investment objective. In seeking its objective, the Trust may invest in the types of instruments discussed below.

Ratings of Securities. Under Rule 2a-7 of the Investment Company Act of 1940, as amended (the "Investment Company Act") the Trust uses the amortized cost method to value its portfolio securities to determine the Trust's net asset value per share. Rule 2a-7 places restrictions on a money market fund's investments. Under the Rule, the Trust may purchase only those securities that the Manager, under procedures approved by the Trust's Board of Trustees has determined have minimal credit risks and are "Eligible Securities."


      With respect to ratings, an "Eligible Security" is (a) one that has received a rating in one of the two highest short-term rating categories by any two "nationally-recognized statistical rating organizations" (as defined in the Rule) ("Rating Organizations"), or, if only one Rating Organization has rated that security, by that Rating Organization, or (b) an unrated security that is judged by Centennial Asset Management Corporation, the Trust's investment manager (the "Manager"), to be of comparable quality to investments that are "Eligible Securities" rated by Rating Organizations. The Rule permits the Trust to purchase "First Tier Securities," which are Eligible Securities rated in the highest rating category for short-term debt obligations by at least two Rating Organizations, or, if only one Rating Organization has rated a particular security, by that Rating Organization, or comparable unrated securities. Under the Rule, the Trust may

                                     3-4
invest only up to 5% of its assets in "Second Tier Securities," which are Eligible Securities that are not "First Tier Securities." In addition to the overall 5% limit on Second Tier Securities, the Trust may not invest more than
(i) 5% of its total assets in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or (ii) 1% of its total assets or $1 million (whichever is greater) in Second Tier Securities of any one issuer. Under the current provisions of Rule 2a-7, the Trust's Board must approve or ratify the purchase of Eligible Securities that are unrated or rated by only one Rating Organization. Additionally, under Rule 2a-7, the Trust must maintain a dollar-weighted average portfolio maturity of no more than 90 days and the remaining maturity of any single portfolio investment may not exceed 397 days. Some of the Trust's existing investment restrictions (which are fundamental policies that may be changed only by shareholder vote) are more restrictive than the provisions of Rule 2a-7. For example, as a matter of fundamental policy, the Fund may not invest in any debt instrument having a maturity in excess of one year from the date of the investment. The Trust's Board has adopted procedures under Rule 2a-7 pursuant to which the Board has delegated to the Manager certain responsibilities, in accordance with that Rule, of conforming the Trust's investments with the requirements of the Rule and those procedures.

      Exhibit A of the Statement of Additional Information contains additional information on the rating categories of Rating Organizations. Ratings at the time of purchase will determine whether securities may be acquired under the above restrictions. Subsequent downgrades in ratings may require reassessments of the credit risk presented by a security and may require its sale. See "Ratings of Securities" in "Investment Objective and Policies" in the Statement of Additional Information for further details.

Investment Policies and Strategies. The Trust's investment policies and practices are not "fundamental" policies as defined in "Other Investment Restrictions" unless a particular policy is identified as fundamental. The Board may change non-fundamental investment policies without shareholder approval. The Trust's investment objective is a fundamental policy. In seeking its objective, the Trust invests principally in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and maturing in twelve months or less from the date of purchase, or in repurchase agreements (described below) under which such obligations are purchased. The securities in which the Trust may invest may not yield as high a level of current

                                     3-5
income as longer-term or lower-rated securities, which generally have less liquidity and experience greater price fluctuation. In seeking its objective, the Trust may invest in the type of securities listed below and use the following strategies:

      o Obligations Issued or Guaranteed by the U. S. Government, its Agencies or Instrumentalities. Securities issued or guaranteed by the U.S. Government include a variety of U.S. Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less. Treasury Notes have maturities of from one to ten years and Treasury Bonds generally have maturities of greater than ten years at the date of issuance. U.S. Government agencies or instrumentalities which issue or guarantee securities, also include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Bank, Federal Land Bank, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Federal National Mortgage Association and the Student Loan Marketing Association. The Trust will not invest in securities issued by the Inter- American Development Bank, the Asian-American Development Bank and the International Bank for Reconstruction and Development or in pooled mortgages offered by the Federal Housing Administration or Veterans Administration.

      Obligations of some U.S. Government agencies and instrumentalities may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others, such as the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the Trust must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

     o Certain Debt Obligations. The Trust may invest in variable rate notes, variable rate master demand notes or in master demand

                                     3-6
notes (described in "Investment Objective and Policies" in the Statement of Additional Information) that meet the requirements of Rule 2a-7 (discussed above). The Trust may also purchase debt obligations which are Eligible Securities, as defined above, that either mature within twelve months from the date of purchase or have been called for redemption by the issuer, with such redemption to be effective within one year.

      o Floating Rate/Variable Rate Notes. Some of the notes the Trust may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals of no more than one year. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the prime rate of a bank, or the 90 day U.S. Treasury bill rate. The Trust may purchase these obligations if they have a remaining maturity of one year or less; if their maturity is greater than one year, they may be purchased if they have a demand feature that permits the Trust to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon not more than 30 days' notice. Such obligations may be secured by bank letters of credit or other credit support arrangements. See "Floating Rate/Variable Rate Obligations" in the Statement of Additional Information for more details.

      o Board Approved Instruments. The Trust may invest in obligations, other than those discussed above, approved by the Trust's Board of Trustees and which are in accordance with the Trust's investment objective, policies and restrictions.

      o Repurchase Agreements. The Trust may acquire securities that are subject to repurchase agreements in order to generate income while providing liquidity. The Trust's repurchase agreements must be fully collateralized under the requirements of Rule 2a-7. If the vendor fails to pay the agreed-upon repurchase price on the delivery date, the Trust's risks may include any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. There is no limit on the amount of the Trust's net assets that may be subject to repurchase agreements having a maturity of seven days or less. The Trust will not enter into a repurchase agreement that will cause more than 10% of its net assets at the time of purchase to be subject to repurchase agreements maturing in more than seven days. See "Repurchase Agreements" in the Statement of Additional Information for further details.


                                     3-7

Other Investment Restrictions

The Trust has certain investment restrictions which, together with its investment objective, are fundamental policies which can be changed only by the vote of a "majority" (as defined in the Investment Company Act) of the Trust's outstanding voting securities. Under some of those restrictions, the Trust cannot:

     o invest in any security other than those discussed under "Investment Objective and Policies," above;

      o enter into repurchase agreements maturing in more than seven days or purchase securities which are restricted as to resale or for which market quotations are not readily available, if any such investment would cause more than 10% of the Trust's assets to be invested in such securities;

      o borrow money in excess of 10% of the value of its total assets, and then only as a temporary measure for extraordinary or emergency purposes; provided that the Trust will not make any investment at a time during which such borrowing exceeds 5% of the value of its assets; no assets of the Trust may be pledged, mortgaged or assigned to secure a debt;

      o make loans, except through (i) the purchase of debt securities listed under "Investment Objective and Policies," (ii) the purchase of such debt securities subject to repurchase agreements, or (iii) loans of securities as described under "Loans of Portfolio Securities," in the Statement of Additional Information; or

      o invest in any debt instrument having a maturity in excess of one year from the date of the investment, or, in the case of a debt instrument subject to a repurchase agreement or called for redemption, having a repurchase or redemption date more than one year from the date of the investment.

Unless the Prospectus states that a percentage restriction applies continuously, it applies only at the time the Trust makes an investment, and the Trust need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Trust. Additional investment restrictions are contained in "Other Investment Restrictions" in the Statement of Additional Information.


                                     3-8

Performance of the Trust

Explanation of Yield. From time to time the "yield" and "compounded effective yield" of an investment in the Trust may be advertised. Both yield figures are based on historical earnings per share and are not intended to indicate future performance. The "yield" of the Trust is the income generated by an investment in the Trust over a seven-day period, which is then "annualized." In annualizing, the amount of income generated by the investment during that seven days is assumed to be generated each week over a 52-week period, and is shown as a percentage of the investment. The "compounded effective yield" is calculated similarly, but the annualized income earned by an investment in the Trust is assumed to be reinvested. The "compounded effective yield" will therefore be slightly higher than the yield because of the effect of the assumed reinvestment. See "Yield Information" in the Statement of Additional Information for additional information about the methods of calculating these yields.



                                     3-9

APPENDIX

This Appendix is part of the Prospectuses of Centennial Money Market Trust ("Money Market Trust"), Centennial Tax Exempt Trust ("Tax Exempt Trust") and Centennial Government Trust ("Government Trust"), each of which is referred to in this Appendix individually as a "Trust" and collectively are referred to as the "Trusts." Unless otherwise indicated, the information in this Appendix applies to each Trust.

How the Trusts are Managed

Organization and History. The Board of Trustees of each Trust has overall responsibility for the management of that Trust under the laws of Massachusetts governing the responsibilities of trustees of business trusts. "Trustees and Officers" in the Statement of Additional Information identifies the trustees and officers and provides information about them. Subject to the authority of the Board, the Trusts' investment manager, Centennial Asset Management Corporation (the "Manager"), is responsible for the day-to-day management of each Trust's business, supervises the investment operations of each Trust and the composition of its portfolio and furnishes the Trusts advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement (collectively, the "Agreements") with each Trust. Each of the Agreements sets forth the fees paid by the Trust to the Manager and the expenses that the Trust is responsible to pay.

      The Trusts' shares are of one class, are transferrable without restriction and have equal rights and privileges. Each share of each Trust represents an interest in that Trust equal to the interest of each other share of the Trust and entitles the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to a shareholder vote. The Trustees may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Trust. Shares do not have cumulative voting rights or conversion, preemptive or subscription rights. Shares of each Trust have equal liquidation rights as to the assets of that Trust. (Each Trust's Board of Trustees is empowered to issue additional classes or series of shares of that Trust, which may have separate assets and liabilities.)

     The Trusts will not normally hold annual meetings of the shareholders. The Trusts may hold shareholder meetings from time to time on important matters and shareholders have the right to call a meeting to remove a Trustee or take other action described in the Declaration of Trust. Under certain principles governing business trusts, shareholders may be held personally liable as "partners" for the Trust's obligations. However, the risk of a shareholder incurring any financial loss is limited to the relatively remote circumstances in which the Trust is unable to meet its obligations. See "Additional Information" in the Statement of Additional Information for details.

The Manager and Its Affiliates. The Manager, a wholly-owned subsidiary of OppenheimerFunds, Inc. ("OFI"), has operated as an investment advisor since 1978. The Manager and its affiliates currently advise U.S. investment companies with assets aggregating over $70 billion as of June 30, 1997, and having more than 3 million shareholder accounts. OFI is wholly owned by Oppenheimer Acquisition Corp., a holding company owned in part by senior management of OFI and the Manager, and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company which also advises pension plans and investment companies.

      o Fees and Expenses. The management fee is payable monthly to the Manager under the terms of each Trust's Agreement and is computed on the average annual net assets of the respective Trust as of the close of business each day. The annual rates applicable to Money Market Trust and Government Trust are as follows: 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; and 0.40% of net assets in excess of $1 billion. Independently of Money Market Trust's Agreement, the Manager has voluntarily agreed to waive a portion of the management fee otherwise payable to it to the extent necessary to: (a) permit Money Market Trust to have a seven day yield at least equal to that of Daily Cash Accumulation Fund, Inc., and (b) to reduce, on an annual basis, the management fee paid on the average net assets of the Trust in excess of $1 billion from 0.40% to: 0.40% of average net assets in excess of $1 billion but less than $1.25 billion; 0.375% of average net assets in excess of $1.25 billion but less than $1.50 billion; 0.35% of average net assets in excess of $1.50 billion but less than $2 billion; and 0.325% of average net assets in excess of $2 billion. This undertaking became effective as of December 1, 1991, and may be modified or terminated by the Manager any time.

      The Board of Directors of Daily Cash Accumulation Fund, Inc., a money market fund for which the Manager also serves as investment adviser, has proposed that shareholders of that fund consider and vote upon a reorganization of that fund with and into Money Market Trust. A meeting of shareholders of Daily Cash Accumulation Fund, Inc. is scheduled for November 18, 1997 to vote upon the proposed reorganization. In connection with the proposed reorganization, the Manager has agreed that if the reorganization is approved by shareholders of Daily Cash Accumulation Fund, Inc. and implemented, it will amend its Investment Advisory Agreement with Money Market Trust to include as additional breakpoints in the fee schedule those breakpoints which are now included in the Manager's voluntary undertaking described above. There is no assurance that shareholders of Daily Cash Accumulation Fund, Inc. will approve the proposed reorganization or that the reorganization will be implemented. If the reorganization is not implemented, the Manager will not amend its Investment Advisory Agreement with Money Market Trust and this prospectus will not be supplemented to reflect that fact.

      The annual rates applicable to Tax Exempt Trust are as follows: 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; 0.40% of the next $250 million of net assets; 0.375% of the next $250 million of net assets; 0.35% of the next $500 million of net assets and 0.325% of net assets in excess of $2 billion. Furthermore, under Tax Exempt Trust's Agreement, when the value of Tax Exempt Trust's net assets is less than $1.5 billion, the annual fee payable to the Manager shall be reduced by $100,000 based on average net assets computed daily and paid monthly at the annual rates, but in no event shall the annual fee be less than $0. See the Statement of Additional Information for an explanation of the Manager's reimbursement arrangement for the Trusts set forth in their Agreements. "Investment Management Services" in the Statement of Additional Information contains more complete information about the Agreements, including a discussion of expense arrangements, and a description of the exculpation provisions and portfolio transactions.

     o The Custodian. The Custodian of the assets of the Trusts is Citibank, N.A. The Manager and its affiliates presently have banking relationships with the Custodian. See "Additional Information" in the Statement of Additional Information for further information. Each Trust's cash balances in excess of $100,000 held by the Custodian are not protected by Federal deposit insurance. Such uninsured balances may at times be substantial. The foregoing rating restrictions under Rule 2a-7 described under "Investment Objective and Policies" do not apply to banks in which a Trust's cash is kept.

      o The Transfer Agent. Shareholder Services, Inc., a subsidiary of OFI, acts as Transfer Agent and shareholder servicing agent for the Trusts and the other mutual funds advised by the Manager, on an at-cost basis. The fees to the Transfer Agent do not include payments for any services of the type paid, or to be paid, by the Trusts to the Distributor and to Recipients under the Service Plan (see "Service Plan"). Direct shareholders should direct any inquiries regarding the Trusts to the Transfer Agent at the address and toll-free phone number on the back cover. Program participants should direct any inquiries regarding the Trust to their broker.

How to Buy Shares

Shares of each Trust may be purchased at their offering price, which is net asset value per share, without sales charge. The net asset value will remain fixed at $1.00 per share, except under extraordinary circumstances (see "Determination of Net Asset Value Per Share" in the Statement of Additional Information for further details). There can be no guarantee that any Trust will maintain a stable net asset value of $1.00 per share. Centennial Asset Management Corporation, which also acts as the distributor for each Trust (and in that capacity is referred to as the "Distributor"), may in its sole discretion accept or reject any order for purchase of a Trust's shares.
OppenheimerFunds Distributor, Inc. ("OFDI"), an affiliate of the Distributor, acts as the sub-distributor for each Trust (the "Sub-Distributor").

      The minimum initial investment is $500 ($2,500 if by Federal Funds wire), except as otherwise described in this Prospectus. Subsequent purchases must be in amounts of $25 or more, and may be made through authorized dealers or brokers or by forwarding payment to the Distributor at P.O. Box 5143, Denver, Colorado 80217, with the name(s) of all account owners, the account number and the name of the Trust. The minimum initial and subsequent purchase requirements are waived on purchases made by reinvesting dividends from any of the "Eligible Funds" listed in "Exchange of Shares" in the Statement of Additional Information or by reinvesting distributions from unit investment trusts for which reinvestment arrangements have been made with the Distributor. Under an Automatic Investment Plan or military allotment plan, initial and subsequent investments must be at least $25. No share certificates will be issued unless specifically requested in writing by an investor or the dealer or broker.

      Each Trust intends to be as fully invested as practicable to maximize its yield. Therefore, dividends will accrue on newly- purchased shares only after the Distributor accepts the purchase order at its address in Colorado, on a day the New York Stock Exchange is open (a "regular business day"), under one of the methods of purchasing shares described below. The purchase will be made at the net asset value next determined after the Distributor accepts the purchase order.

      Each Trust's net asset value per share is determined twice each regular business day, at 12:00 Noon and the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days (all references to time in this Prospectus mean New York time), by dividing the net assets of the Trust by the total number of its shares outstanding. Each Trust's Board of Trustees has established procedures for valuing the Trust's assets, using the amortized cost method as described in "Determination of Net Asset Value Per Share" in the Statement of Additional Information.

      Dealers and brokers who process orders for a Trust's shares on behalf of their customers may charge a fee for this service. That fee can be avoided by purchasing shares directly from a Trust. The Distributor, in its sole discretion, may accept or reject any order for purchases of the Trust's shares. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board of Trustees whenever the Board judges it in the best interest of a Trust to do so.

Purchases Through Automatic Purchase and Redemption Programs. Shares of each Trust are available under Automatic Purchase and Redemption Programs
("Programs") of broker-dealers that have entered into agreements with the Distributor for that purpose. Broker-dealers whose clients participate in such Programs will invest the "free cash balances" of such client's Program account in shares of the Trust selected as the primary Trust by the client for the Program account. Such purchases will be made by the broker-dealer under the procedures described in "Guaranteed Payment," below. The Program may have minimum investment requirements established by the broker-dealer. The description of the Program provided by the broker-dealer should be consulted for details, and all questions about investing in, exchanging or redeeming shares of a Trust through a Program should be directed to the broker-dealer.

Direct Purchases. An investor (who is not a Program participant, but instead a "Direct Shareholder") may directly purchase shares of the Trusts through any broker or dealer which has a sales agreement with the Distributor or the Sub-Distributor. There are two ways to make a direct initial investment: either
(1) complete a Centennial Funds New Account Application and mail it with payment to the Distributor at P.O. Box 5143, Denver, Colorado 80217 (if no dealer is named in the Application, the Sub-Distributor will act as the dealer), or (2) order the shares through your dealer or broker. Purchases made by Application should have a check enclosed, or payment may be made by one of the alternative means described below.

      o Payment by Check. Orders for shares purchased by check in U.S. dollars drawn on a U.S. bank will be effected on the regular business day on which the check (and the purchase application, if the account is new) is accepted by the Distributor. Dividends will begin to accrue on such shares the next regular business day after the purchase order is accepted. For other checks, the shares will not be purchased until the Distributor is able to convert the purchase payment to Federal Funds, and dividends will begin to accrue on such shares on the next regular business day.

     o Payment by Federal Funds Wire. Shares of each Trust may be purchased by Direct Shareholders by Federal Funds wire. The minimum investment by wire is $2,500. You must first call the Distributor's Wire Department at 1-800-852-8457 to notify the Distributor of the wire and to receive further instructions. The investor's bank must wire the Federal Funds to Citibank, N.A., ABA No. 0210-0008-9, for credit to Concentration Account No. 3737-5674 (Centennial Money Market Trust or Centennial Tax Exempt Trust) or Concentration Account No. 3741-9796 (Centennial Government Trust), for further credit to the following account numbers for the respective Trust: (i) Centennial Money Market Trust Custodian Account No. 099920, (ii) Centennial Government Trust Custodian Account No. 099975, or (iii) Centennial Tax Exempt Trust Custodian Account No. 099862.

      The wire must state the investor's name. Shares will be purchased on the regular business day on which the Federal Funds are received by Citibank, N.A. (the "Custodian") prior to the close of The New York Stock Exchange (which is normally 4:00 P.M. but may be earlier on some days) and the Distributor has received and accepted the investor's notification of the wire order prior to the close of The New York Stock Exchange. Those shares will be purchased at the net asset value next determined after receipt of the Federal Funds and the order. Dividends on newly purchased shares will begin to accrue on the purchase date if the Federal Funds and order for the purchase are received and accepted by 12:00 Noon. Dividends will begin to accrue on the next regular business day if the Federal Funds and purchase order are received and accepted between 12:00 Noon and the close of The New York Stock Exchange. The investor must also send the Distributor a completed Application when the purchase order is placed to establish a new account.

      o Guaranteed Payment. Broker-dealers with sales agreements with the Distributor (including broker-dealers who have made special arrangements with the Distributor for purchases for Program accounts) may place purchase orders with the Distributor for purchases of a Trust's shares prior to 12:00 Noon on a regular business day, and the order will be effected at the net asset value determined at 12:00 Noon that day if the broker-dealer guarantees that payment for such shares in Federal Funds will be received by the Trust's Custodian prior to 2:00 P.M. on the same day. Dividends on such shares will begin to accrue on the purchase date. If an order is received between 12:00 Noon and the close of The New York Stock Exchange (which is normally 4:00 P.M., but may be earlier on some days) with the broker-dealer's guarantee that payment for such shares in Federal Funds will be received by the Trust's Custodian by the close of the Exchange on the next regular business day, the order will be effected at the close of the Exchange on the day the order is received, and dividends on such shares will begin to accrue on the next regular business day the Federal Funds are received by the required time. If the broker-dealer guarantees that the Federal Funds payment will be received by the Trust's Custodian by 2:00 P.M. on a regular business day on which an order is placed for shares after 12:00 Noon, the order will be effected at the close of the Exchange that day and dividends will begin to accrue on such shares on the purchase date.

     o Automatic Investment Plans. Direct investors may purchase shares of a Trust automatically. Automatic Investment Plans may be used to make regular monthly investments ($25 minimum) from the investor's account at a bank or other financial institution. To establish an Automatic Investment Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Automatic Investment Plan payments are subject to the redemption restrictions for recent purchases described in "How to Sell Shares." The amount of the Automatic Investment Plan payment may be changed or the automatic investments terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after receipt of such instructions to implement them. The Trusts reserve the right to amend, suspend, or discontinue offering Automatic Investment Plans at any time without prior notice.

Service Plan. Each Trust has adopted a Service Plan (the "Plan") under Rule 12b-1 of the Investment Company Act pursuant to which the Trust will reimburse the Distributor for all or a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Trust shares. The Distributor will use all the fees received from the Trust to compensate dealers, brokers, banks, or other financial institutions ("Recipients") each quarter for providing personal service and maintenance of accounts that hold Trust shares. The services to be provided by Recipients under each Plan include, but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Trust, providing such customers with information on their investment in Trust shares, assisting in the establishment and maintenance of accounts or sub- accounts in the Trust, making the Trust's investment plans and dividend payment options available, and providing such other information and customer liaison services and the maintenance of accounts as the Distributor or the Trust may reasonably request. Plan payments by the Trust to the Distributor will be made quarterly in the amount of the lesser of: (i) 0.05% (0.20% annually) of the net asset value of the Trust, computed as of the close of each business day or (ii) the Distributor's actual distribution expenses for that quarter of the type approved by the Board. Each Trust may make monthly payments to the Distributor (and the Distributor to Recipients) in any month where Trust assets held by a Recipient for itself or on behalf of its customers in that month exceed $200 million. Any unreimbursed expenses incurred for any quarter by the Distributor may not be recovered in later periods. The Plan has the effect of increasing annual expenses of each Trust by up to 0.20% of average annual net assets from what its expenses would otherwise be. In addition, the Manager may, under the Plan, from time to time from its own resources (which may include the profits derived from the advisory fee it receives from the Trusts), make payments to Recipients for distribution, administrative and accounting services performed by Recipients. For further details, see "Service Plan" in the Statement of Additional Information.

How to Sell Shares

Program Participants. A Program participant may redeem shares in the Program by writing checks as described below, or by contacting the dealer or broker. A Program participant may also arrange for "Expedited Redemptions," as described below, only through his or her dealer or broker.

Direct Shareholders. Those shareholders whose ownership of shares of the Trusts is direct rather than through a Program, may redeem shares by either regular redemption procedures or by expedited redemption procedures.

      o Regular Redemption Procedure. To redeem some or all shares in an account (whether or not represented by certificates) under the Trust's regular redemption procedures, a Direct Shareholder must send the following to the Transfer Agent for the Trust, Shareholder Services, Inc., P.O. Box 5143, Denver, Colorado 80217 [send courier or express mail deliveries to 10200 E. Girard Avenue, Building D, Denver, Colorado 80231]: (1) a written request for redemption signed by all registered owners exactly as the shares are registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of the signatures of all registered owners on the redemption request or on the endorsement on the share certificate or accompanying stock power, by a U.S. bank, trust company, credit union or savings association, or a foreign bank having a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, registered securities association or clearing agency; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians, guardians, or from Individual Retirement Accounts ("IRAs") or other retirement plans, or if the redemption is requested by anyone other than the shareholder(s) of record. A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all shareholders of record, to be sent to the address of record for that account. Transfers of shares are subject to similar requirements.

      To avoid delay in redemptions or transfers, shareholders having questions about these requirements should contact the Transfer Agent in writing or by calling 1-800-525-9310 before submitting a request. From time to time the Transfer Agent in its discretion may waive any or certain of the foregoing requirements in particular cases. Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form.

      o Expedited Redemption Procedure. In addition to the regular redemption procedure set forth above, Direct Shareholders whose shares are not represented by certificates may arrange to have redemption proceeds of $2,500 or more wired in Federal Funds to a designated commercial bank if the bank is a member of the Federal Reserve wire system. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The account number of the designated financial institution and the bank ABA number must be supplied to the Transfer Agent on the Application or dealer settlement instructions establishing the account or may be added to existing accounts or changed only by signature-guaranteed instructions to the Transfer Agent from all shareholders of record. Such redemption requests may be made by telephone, wire or written instructions to the Transfer Agent. The wire for the redemption proceeds of shares redeemed prior to 12:00 Noon normally will be transmitted by the Transfer Agent to the shareholder's designated bank account on the day the shares are redeemed (or, if that day is not a bank business day, on the next bank business day). Shares redeemed prior to 12:00 Noon do not earn dividends on the redemption date. The wire for the redemption proceeds of shares redeemed between 12:00 Noon and the close of The New York Stock Exchange (which is normally 4:00 P.M., but may be earlier on some days) normally will be transmitted by the Transfer Agent to the shareholder's designated bank account on the next bank business day after the redemption. Shares redeemed between 12:00 Noon and the close of the Exchange earn dividends on the redemption date. See "Purchase, Redemption and Pricing of Shares" in the Statement of Additional Information for further details.

     o Checkwriting. Upon request, the Transfer Agent will provide any Direct Shareholder of the Trusts or any Program participant whose shares are not represented by certificates, with forms of drafts ("checks") payable through a bank selected by the Trust (the "Bank"). Checks may be made payable to the order of anyone in any amount not less than $250, and will be subject to the Bank's rules and regulations governing checks. Program participants' checks will be payable from the primary account designated by the Program participant. The Transfer Agent will arrange for checks written by Direct Shareholders to be honored by the Bank after obtaining a specimen signature card from the shareholder(s). Program participants must arrange for Checkwriting through their brokers or dealers. If a check is presented for an amount greater than the account value, it will not be honored. Shareholders of joint accounts may elect to have checks honored with a single signature. Checks issued for one Trust account must not be used if the shareholder's account has been transferred to a new account or if the account number or registration has changed. Shares purchased by check or Automatic Investment Plan payments within the prior 10 days may not be redeemed by Checkwriting. A check that would require redemption of some or all of the shares so purchased is subject to non-payment. When a check is presented to the Bank for clearance, the Bank will request the Trust to redeem a sufficient number of full and fractional shares in the shareholders' account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Trust. Checks may not be presented for cash payment at the offices of the Bank or the Trust's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Trust reserves the right to amend, suspend, or discontinue Checkwriting privileges at any time without prior notice.

      By choosing the Checkwriting privilege, whether you do so by signing the Account Application or by completing a Checkwriting card, the individuals signing (1) represent that they are either the registered owner(s) of the shares of the Trust, or are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of such registered owner(s); (2) authorize the Trust, its Transfer Agent and any bank through which the Trust's drafts ("checks") are payable (the "Bank"), to pay all checks drawn on the Trust account of such person(s) and to effect a redemption of sufficient shares in that account to cover payment of such checks; (3) specifically acknowledge(s) that if you choose to permit a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from an account even if that account is registered in the names of more than one person or even if more than one authorized signature appears on the Checkwriting card or the Application, as applicable; and (4) understand(s) that the Checkwriting privilege may be terminated or amended at any time by the Trust and/or the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine, or for returning or not paying checks which have not been accepted for any reason.

      o Telephone Redemptions. Direct Shareholders of the Trusts may redeem their shares by telephone by calling the Transfer Agent at 1-800-852-8457. This procedure for telephone redemptions is not available to Program participants.
Proceeds of telephone redemptions will be paid by check payable to the shareholder(s) of record and sent to the address of record for the account. Telephone redemptions are not available within 30 days of a change of the address of record. Up to $50,000 may be redeemed by telephone, in any seven day period. The Transfer Agent may record any calls. Telephone redemptions may not be available if all lines are busy, and shareholders would have to use the Trusts' regular redemption procedures described above. Telephone redemption privileges are not available for newly-purchased (within the prior 10 days) shares or for shares represented by certificates. Telephone redemption privileges apply automatically to each Direct Shareholder and the dealer representative of record unless the Transfer Agent receives cancellation instructions from a shareholder of record. If an account has multiple owners, the Transfer Agent may rely on the instructions of any one owner.

      o Automatic Withdrawal Plan. Direct Shareholders of the Trusts can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed as of the close of The New York Stock Exchange (which is normally 4:00 P.M., but may be earlier on some days) three days prior to the date requested by the shareholder for receipt of the payment. The Trusts cannot guarantee receipt of payment on the date requested and reserve the right to amend, suspend or discontinue offering such Plan at any time without prior notice. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. For further details, see the "Automatic Withdrawal Plan Provisions" included as Exhibit C in the Statement of Additional Information.

Distributions from Retirement Plans Holding Shares of Government Trust and Money Market Trust. Requests for distributions from OppenheimerFunds-sponsored Individual Retirement Accounts ("IRAs"), 403(b)(7) custodial plans, or pension or profit-sharing plans of Direct Shareholders for which the Manager or its affiliates act as sponsors should be addressed to "Bank of Boston c/o Shareholder Services, Inc." at the address listed on the cover, and must: (i) state the reason for distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Trust's requirements for regular redemptions discussed above. Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans may not directly request redemption of their accounts. The employer or plan administrator must sign the request. Distributions from such plans are subject to additional requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code of 1986, as amended, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Trustee, the Trusts, the Manager, the Distributor and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any penalties assessed.

General Information on Redemptions. The redemption price will be the net asset value per share of the applicable Trust next determined after the receipt by the Transfer Agent of a request in proper form. Under certain unusual circumstances, the Board of Trustees of a Trust may involuntarily redeem small accounts (valued at less than $500). Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or may set requirements for permission to allow the shareholder to increase the investment so that the shares would not be involuntarily redeemed. The Board of Trustees of a Trust may also involuntarily redeem shares in amounts sufficient to reimburse the Trust or the Distributor for any loss due to cancellation of a share purchase order. Under the Internal

Revenue Code, the Trusts may be required to impose "backup" withholding of Federal income tax at the rate of 31% from any taxable dividends and distributions (including exchanges) the Trust may make if the shareholder has not furnished the Trust with a certified taxpayer identification number or has not complied with provisions of the Internal Revenue Code relating to reporting dividends.

      Payment for redeemed shares is made ordinarily in cash and forwarded within seven days of the Transfer Agent's receipt of redemption instructions in proper form, except under unusual circumstances as determined by the Securities and Exchange Commission. For accounts registered in the name of a broker-dealer, payment will be forwarded within three business days. The Transfer Agent may delay forwarding a redemption check for recently purchased shares only until the purchase check has cleared, which may take up to 10 or more days from the purchase date. Such delay may be avoided if the shareholder arranges telephone or written assurance satisfactory to the Transfer Agent from the bank on which the purchase payment was drawn, or by purchasing shares by Federal Funds wire, as described above. The Trust makes no charge for redemption. Dealers or brokers may charge a fee for handling redemption transactions, but such fee can be avoided by Direct Shareholders by requesting the redemption directly through the Transfer Agent. Under certain circumstances, the proceeds of redemption of shares of a Trust acquired by exchange of shares of Eligible Funds that were purchased subject to a contingent deferred sales charge ("CDSC") may be subject to the CDSC (see "Exchange Privilege" below).

Exchanges of Shares

Exchange Privilege. Shares of each of the Trusts held under Programs may be exchanged for shares of Centennial Money Market Trust, Centennial Government Trust, Centennial Tax Exempt Trust, Centennial California Tax Exempt Trust and Centennial New York Tax Exempt Trust if available for sale in the shareholder's state of residence only by instructions of the broker.

      Shares of the Trusts may, under certain conditions, be exchanged by Direct Shareholders for Class A shares of certain Oppenheimer funds. A list of the Oppenheimer funds currently available for exchange is included in the Statement of Additional Information. That list can change from time to time. (The funds included on the list are collectively referred to as "Eligible Funds"). There is an initial sales charge on the purchase of Class

A shares of each Eligible Fund except the Money Market Funds (as defined in the Statement of Additional Information). Under certain circumstances described below, redemption proceeds of Money Market Fund shares may be subject to a CDSC.

      Shares of the Trusts and of the other Eligible Funds may be exchanged at net asset value, if all of the following conditions are met: (1) shares of the fund selected for exchange are available for sale in the shareholder's state of residence; (2) the respective prospectuses of the funds whose shares are to be exchanged and acquired offer the Exchange Privilege to the investor; (3) newly-purchased shares (by initial or subsequent investment) are held in an account for at least seven days prior to the exchange; and (4) the aggregate net asset value of the shares surrendered for exchange into a new account is at least equal to the minimum investment requirements of the fund whose shares are to be acquired.

      In addition to the conditions stated above, shares of Eligible Funds may be exchanged for shares of any Money Market Fund; shares of any Money Market Fund held by Direct Shareholders (including the Trusts) purchased without a sales charge may be exchanged for shares of Eligible Funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Eligible Funds subject to a CDSC); and shares of a Trust acquired by reinvestment of dividends and distributions from any Eligible Fund, except Oppenheimer Cash Reserves, or from any unit investment trust for which reinvestment arrangements have been made with the Distributor or Sub-Distributor may be exchanged at net asset value for shares of any Eligible Fund. The redemption proceeds of shares of a Trust acquired by exchange of Class A shares of an Eligible Fund purchased subject to a CDSC, that are redeemed within 12 months of the end of the calendar month of the initial purchase of the exchanged shares, (18 months for shares purchased prior to May 1, 1997), will be subject to the CDSC as described in the prospectus of that other Eligible Fund. In determining whether the CDSC is payable, shares of the Trust not subject to the CDSC are redeemed first, including shares purchased by reinvestment of dividends and capital gains distributions from any Eligible Fund or shares of the Trust acquired by exchange of shares of Eligible Funds on which a front-end sales charge was paid or credited, and then other shares are redeemed in the order of purchase.

How to Exchange Shares.  An exchange may be made by Direct

Shareholders by submitting an Exchange Authorization Form to the Transfer Agent, signed by all registered owners. In addition, Direct Shareholders of the Trusts may exchange shares of a Trust for shares of any Eligible Fund by telephone exchange instructions to the Transfer Agent by a shareholder or the dealer representative of record for an account. The Trusts may modify, suspend or discontinue this exchange privilege at any time. Although the Trust will attempt to provide you notice whenever reasonably able to do so, it may impose these changes at any time. The Trusts reserve the right to reject written requests submitted in bulk on behalf of more than one account. Exchange requests must be received by the Transfer Agent by the close of The New York Stock Exchange on a regular business day to be effected that day. The number of shares exchanged may be less than the number requested if the number requested would include shares subject to a restriction cited above or shares covered by a certificate that is not tendered with such request. Only the shares available for exchange without restriction will be exchanged.

Telephone Exchanges. Direct Shareholders may place a telephone exchange request by calling the Transfer Agent at 1-800-852-8457. Telephone exchange calls may be recorded by the Transfer Agent. Telephone exchanges are subject to the rules described above. By exchanging shares by telephone, the shareholder is acknowledging receipt of a prospectus of the fund to which the exchange is made and that for full or partial exchanges, any special account features such as Automatic Investment Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is otherwise instructed. Telephone exchange privileges automatically apply to each Direct Shareholder of record and the dealer representative of record unless and until the Transfer Agent receives written instructions from a shareholder of record canceling such privileges. If an account has multiple owners, the Transfer Agent may rely on the instructions of any one owner.

Telephone Instructions. Shares acquired by telephone exchange must be registered exactly as the account from which the exchange was made. Certificated shares are not eligible for telephone exchange. If all telephone exchange lines are busy
(which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request telephone exchanges and would have to submit written exchange requests. The Transfer Agent has adopted procedures concerning telephone transactions including confirming that telephone instructions are genuine by requiring callers to provide tax identification number(s) and other account data or by using PINs, and by recording calls and confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures, it may be liable for losses due to unauthorized transactions, but otherwise neither it nor any Trust will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. The Transfer Agent reserves the right to require shareholders to confirm, in writing, telephone transaction privileges for an account.

General Information on Exchanges. Shares to be exchanged are redeemed on the day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"), as of the close of The New York Stock Exchange (which is normally 4:00 P.M., but may be earlier some days). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to seven business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. Each Trust in its discretion reserves the right to refuse any exchange request that will disadvantage it.

      The Eligible Funds have different investment objectives and policies. Each of those funds imposes a sales charge on purchases of Class A shares except the Money Market Funds. For complete information, including sales charges and expenses, a prospectus of the fund into which the exchange is being made should be read prior to an exchange. Dealers and brokers who process exchange orders on behalf of their customers may charge for their services. Direct Shareholders may avoid those charges by requesting the Trust directly to exchange shares. For Federal tax purposes, an exchange is treated as a redemption and purchase of shares.

Shareholder Transactions by Fax. Requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

Retirement Plans

The Distributor has available for Direct Shareholders who purchase shares of Government Trust and Money Market Trust: (i) individual retirement accounts
(IRAs), including Simplified Employee Pension Plans (SEP IRAs); (ii) prototype pension and profit-sharing plans for corporations and self-employed individuals; and (iii) Section 403(b)(7) custodial plans for employees of public educational institutions and organizations of the type described in Section 501(c)(3) of the Internal Revenue Code. The minimum initial IRA, SEP IRA, pension or profit-sharing plan investment is normally $250. The minimum initial 403(b)(7) plan investment is $25. For further details, including the administrative fees, the appropriate retirement plan should be requested from the Distributor. Retirement plans are not available to Direct Shareholders who purchase shares of Tax Exempt Trust. The Trusts reserve the right to discontinue offering their shares to such plans at any time without prior notice.

Dividends, Distributions and Taxes

This discussion relates solely to Federal tax laws and is not exhaustive. A qualified tax advisor should be consulted. Dividends and distributions may be subject to Federal, state and local taxation. Information about the possible applicability of the Alternative Minimum Tax to Tax Exempt Trust's dividends and distributions is contained in "Investment Objective and Policies Private Activity Municipal Securities" in the Statement of Additional Information of Tax Exempt Trust. The Appendix to the Statement of Additional Information contains a further discussion of tax matters affecting the Trusts and their distributions.

Dividends and Distributions. Each Trust intends to declare all of its net income, as defined below, as dividends on each regular business day and to pay dividends monthly. Dividends will be payable to shareholders as described above in "How To Buy Shares." Dividends accumulated since the prior payment will be reinvested in full and fractional shares of the respective Trust at net asset value on the third Thursday of each calendar month. If a shareholder redeems all shares at any time during a month, the redemption proceeds include all dividends accrued up to the redemption date for shares redeemed prior to 12:00 Noon, and include all dividends accrued through the redemption date for shares redeemed between 12:00 Noon and the close of The New York Stock Exchange. Program participants may receive cash payments by asking the broker to redeem shares.

       All dividends and capital gains distributions for the accounts of Program participants are automatically reinvested in additional shares of the Trust selected. Dividends and distributions payable to Direct Shareholders of the Trusts will also be automatically reinvested in shares of the respective Trust at net asset value, on the third Thursday of each calendar month, unless the shareholder asks the Transfer Agent in writing to pay dividends and distributions in cash or to reinvest them in another Eligible Fund, as described in "Dividend Reinvestment in Another Fund" in the Statement of Additional Information. That notice must be received prior to the record date for a dividend to be effective as to that dividend. Dividends, distributions and the proceeds of redemptions of Trust shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be reinvested in shares of the respective Trust, as promptly as possible after the return of such check to the Transfer Agent to enable the investor to earn a return on otherwise idle funds.

      Participants in an A.G. Edwards & Sons, Inc. Cash Convenience Account Program (other than those whose account is an Individual Retirement Account) holding shares of Tax Exempt Trust or Government Trust will receive account statements five times a year, at the end of March, May, August, October and December, if the only activity in their account during that period is the automatic reinvestment of dividends.

      Under the terms of a Program, a broker-dealer may pay out the value of some or all of a Program participant's Trust shares prior to redemption of such shares by the Trust. In such cases, the shareholder will be entitled to dividends on such shares only up to and including the date of such payment. Dividends on such shares accruing between the date of payment and the date such shares are redeemed by the Trusts will be paid to the broker-dealer. Program participants should discuss these arrangements with their broker-dealer.

      A Trust's net investment income for dividend purposes consists of all interest accrued on portfolio assets, less all expenses of the Trust for such period. Distributions from net realized gains on securities, if any, will be paid at least once each year, and may be made more frequently in compliance with the Internal Revenue Code and the Investment Company Act. Long-term capital gains, if any, will be identified separately when tax information is distributed. No Trust will make any distributions from net realized securities gains unless capital loss carry forwards, if any, have been used or have expired. Receipt of tax-exempt income must be reported on the taxpayer's Federal income tax return. To effect its policy of maintaining a net asset value of $1.00 per share, each Trust, under certain circumstances, may withhold dividends or make distributions from capital or capital gains. The Statement of Additional Information describes how dividends and distributions received by Direct Shareholders of the Trusts may be reinvested in shares of any Eligible Fund at net asset value.

Tax Status of Money Market Trust's and Government Trust's Dividends and Distributions. Dividends paid by these Trusts derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested. If either Trust has net realized long-term capital gains in a fiscal year, it may pay an annual "long-term capital gains distribution," which will be so identified when paid and when tax information is distributed. Long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested, regardless of how long Trust shares have been held. Income from securities issued by the U.S. Government may be exempt from income taxation by various states. The Government Trust will advise shareholders of the percentage of its income earned on federal obligations. Rules vary by state regarding the state taxability of dividends paid by either Trust. You should consult your tax advisor to determine proper tax treatment of dividends paid by the Trusts.

Tax Status of Tax Exempt Trust's Dividends and Distributions. This Trust intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders and did so qualify during its last fiscal year. Exempt-interest dividends which are derived from net investment income earned by the Trust on Municipal Securities will be excludable from gross income of shareholders for Federal income tax purposes. Net investment income includes the allocation of amounts of income from the Municipal Securities in the portfolio of the Trust which is excludable from gross income for Federal individual income tax purposes, less expenses. Expenses are accrued daily. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends made during the calendar year. Such designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Trust's income that was tax-exempt for a given period. Although from time to time a portion of the exempt-interest dividends paid by the Trust may be an item of tax preference for shareholders subject to the alternative minimum tax, all of the dividends (excluding distributions) paid by the Trust during the calendar year ended

December 31, 1996 were exempt from Federal income taxes. The net amount of any income on Municipal Securities subject to the alternative minimum tax will be identified when tax information is distributed by the Trust. The Trust will report annually to shareholders the percentage of interest income it received during the preceding year on Municipal Securities. Receipt of tax-exempt income must be reported on the taxpayer's Federal income tax return. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to Federal income tax.

      A Trust shareholder treats a dividend as a receipt of ordinary income (whether paid in cash or reinvested in additional shares) if derived from net interest income earned by the Trust from one or more of: (i) certain taxable temporary investments (such as certificates of deposit, commercial paper, obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements), (ii) income from securities loans, or (iii) an excess of net short-term capital gains over net long-term capital losses. Additionally, all or a portion of the Trust's exempt-interest dividends may be a component of the "adjusted current earnings" preference item under the Federal corporate alternative minimum tax.

      Under the Internal Revenue Code, interest on loans to purchase shares of the Trust may not be deducted for Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Trust may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. Furthermore, under Section 147(a) of the Internal Revenue Code, persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds or Private Activity Municipal Securities should refer to "Private Activity Municipal Securities" in the Statement of Additional Information of Tax Exempt Trust and should consult their own tax advisors before purchasing shares. No investigation as to the users of the facilities financed by such bonds is made by the Tax Exempt Trust.

Tax Status of the Trusts. If a Trust qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. Each Trust qualified during its last fiscal year and intends to qualify in the current and future fiscal years, while reserving the right not to qualify. However, the Internal Revenue Code contains a number of complex tests relating to such qualification that a Trust might not meet in any particular year. If a Trust does not qualify, it would be treated for Federal tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders. Tax Exempt Trust would then be unable to pay "exempt-interest dividends" as discussed before. Dividends paid by any Trust will not be eligible for the dividends-received deduction for corporations. For information as to "backup" withholding on taxable dividends, see "How to Sell Shares," above.

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or Statement of Additional Information, and if given or made such information and representations must not be relied upon as having been authorized by the respective Trust, the Manager, the Distributor or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such offer in such state.


Investment Advisor and Distributor                    Centennial
Centennial Asset Management Corporation               Money Market Trust
6803 South Tucson Way
Englewood, Colorado 80112                             Centennial
                                                      Tax Exempt Trust
Sub-Distributor
OppenheimerFunds Distributor, Inc.                    Centennial
P.O. Box 5254                                         Government Trust
Denver, Colorado 80217

Transfer Agent and Shareholder Servicing Agent
Shareholder Services, Inc.
P.O. Box 5143
Denver, Colorado 80217                                Prospectuses
1-800-525-9310
                                                      Dated October 1, 1997
Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202

Centennial Money Market Trust

6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-9310

Statement of Additional Information dated October 1, 1997

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Trust and supplements information in the Prospectus dated October 1, 1997. It should be read together with the Prospectus which may be obtained by writing to the Trust's Transfer Agent, Shareholder Services, Inc. at P.O. Box 5143, Denver, Colorado 80217-5143 or by calling the Transfer Agent at the toll-free number shown above.

Contents                                                                  Page

Investment Objective and Policies............................................
Other Investment Restrictions................................................

Appendix
Trustees and Officers........................................................
Investment Management Services...............................................
Service Plan.................................................................
Purchase, Redemption and Pricing of Shares...................................
Exchange of Shares...........................................................
Yield Information............................................................
Additional Information.......................................................

Financial Information About the Trust
Independent Auditors' Report.................................................
Financial Statements.........................................................

Exhibits
Exhibit A:   Description of Securities Ratings...............................
Exhibit B:   Industry Classifications........................................
Exhibit C:   Automatic Withdrawal Plan Provisions............................

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Trust are described in the Prospectus. Set forth below is supplemental information about those policies. Certain capitalized terms used in this Statement of Additional Information are defined in the Prospectus.

      The Trust will not make investments with the objective of seeking capital growth. However, the value of the securities held by the Trust may be affected by changes in general interest rates. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security would normally decline in value. Conversely, should interest rates decrease after a security is purchased, its value would rise. However, those fluctuations in value will not generally result in realized gains or losses to the Trust since the Trust does not usually intend to dispose of securities prior to their maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. To a limited degree, the Trust may engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or other considerations, the Trust believes such disposition advisable or it needs to generate cash to satisfy redemptions. In such cases, the Trust may realize a capital gain or loss.

Bank Obligations. The Trust may invest in the bank obligations described in the Prospectus. In addition, the Trust may invest in certificates of deposit of $100,000 or less of a domestic bank, regardless of asset size, if such certificate of deposit is fully insured as to principal by the Federal Deposit Insurance Corporation. At no time will the Trust hold more than one certificate of deposit from any such bank. Because of the limited marketability of such certificates of deposit, no more than 10% of the Trust's net assets will be invested in certificates of deposit of $100,000 or less of a bank having total assets less than $1 billion.

U.S. Government Securities. Obligations of certain U.S. Government agencies and instrumentalities may not be guaranteed or supported by the full faith and credit of the United States. Some obligations are backed only by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase the agency's obligations; while still others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the Trust must look to the agency issuing or guaranteeing the obligation for repayment and may not be able to assert a claim against the United States if the agency does not meet its commitments. The Trust will invest in securities of such instrumentalities only when the Trust's investment manager, Centennial Asset Management Corporation (the "Manager"), is satisfied that the credit risk with respect to the instrumentality is minimal.

Floating Rate/Variable Rate Obligations. The Trust may invest in instruments with floating or variable interest rates. The interest rate on a floating rate obligation is based on a stated prevailing market rate, such as a bank's prime rate, the 90 day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, or some other standard, and is adjusted automatically each time such market rate is adjusted. The interest rate on a floating rate demand note is based on a stated prevailing market rate and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also bases on a stated prevailing market rate but is adjusted automatically at a specified interval of no less than one year. Some variable rate or floating rate obligations in which the Trust may invest have a demand feature entitling the holder to demand payment at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest at any time, or at specified intervals not exceeding one year. These notes may or may not be backed by bank letters of credit. Variable rate demand notes may include master demand notes discussed below. The Manager, on behalf of the Trust, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate obligations in the Trust's portfolio. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. There is no limit on the amount of the Trust's assets that may be invested in floating rate and variable rate obligations that meet the requirements of rule 2a-7. Floating rate or variable rate obligations which do not provide for recovery of principal and interest within seven days may be subject to the limitations applicable to illiquid securities described in "Investment Objective and Policies - Illiquid and Restricted Securities" in the Prospectus.

Master Demand Notes. A master demand note is a corporate obligation that permits the investment of fluctuating amounts by the Trust at varying rates of interest pursuant to direct arrangements between the Trust, as lender, and the corporate borrower that issues the note. These notes permit daily changes in the amounts borrowed. The Trust has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note at any time without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable and thus immediately repayable by the borrower at face value, plus accrued interest, at any time. Accordingly, the Trust's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In evaluating the master demand note arrangements, the Manager considers the earning power, cash flow, and other liquidity ratios of the issuer. Master demand notes are not typically rated by credit rating agencies. If they are not rated, the Trust may invest in them only if, at the time of an investment, they are Eligible Securities. The Manager will continuously monitor the borrower's financial ability to meet all of its obligations because the Trust's liquidity might be impaired if the borrower were unable to pay principal and interest on demand.

Repurchase Agreements. In a repurchase transaction, the Trust acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank having total domestic assets of at least $1 billion or a broker-dealer with a net capital of at least $50 million and which has been designated a primary dealer in government securities). The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Trust's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

Loans of Portfolio Securities. To attempt to increase its income for liquidity purposes, the Trust may lend its portfolio securities to qualified borrowers (other than in repurchase transactions) if the loan is collateralized in accordance with applicable regulatory requirements, and if, after any loan, the value of the securities loaned does not exceed 25% of the value of the Trust's total assets. The Trust will not enter into any securities lending agreements having a duration of greater than one year. Any securities received as collateral for a loan must mature in twelve months or less. The Trust presently does not intend that the value of securities loaned will exceed 5% of the value of the Trust's net assets in the coming year.

      Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government Securities or other cash equivalents which the Fund is permitted to purchase. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Trust if the demand meets the terms of the letter. The Trust receives an amount equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such loan collateral; either type of interest may be shared with the borrower. The Trust may also pay reasonable finder's, custodian and administrative fees and will not lend its portfolio securities to any officer, trustee, employee or affiliate of the Trust or the Manager. The terms of the Trust's loans must meet applicable tests under the Internal Revenue Code and permit the Trust to reacquire loaned securities on five days' notice or in time to vote on any important matter.

Ratings of Securities. The prospectus describes "Eligible Securities" in which the Trust may invest and indicates that if a security's rating is downgraded, the Manager and/or the Board may have to reassess the security's credit risks. If a security has ceased to be a First Tier Security, the Manager will promptly reassess whether the security continues to present "minimal credit risks." If the Manager becomes aware that any Rating Organization has downgraded its rating of a Second Tier Security or rated an unrated security below its second highest rating category, the Trust's Board of Trustees shall promptly reassess whether the security presents minimal credit risks and whether it is in the best interests of the Trust to dispose of it. If a security is in default, or ceases to be an Eligible Security, or is determined no longer to present minimal credit risks, the Board must determine whether it would be in the best interests of the Trust to dispose of the security. In each of the foregoing instances, Board action is not required if the Trust disposes of the security within five days of the Manager learning of the downgrade, in which event the Manager will provide the Board with subsequent notice of such downgrade. The Rating Organizations currently designated as such by the Securities and Exchange Commission ("SEC") are Standard & Poor's Corporation, Moody's Investors Service, Inc., Fitch Investors Services, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate, IBCA, Inc., and Thomson BankWatch, Inc. A description of the ratings categories of those Rating Organizations is contained in Exhibit A.

Other Investment Restrictions

The Trust's significant investment restrictions are described in the Prospectus. The following investment restrictions are also fundamental investment policies and, together with the fundamental policies and restrictions described in the Prospectus, cannot be changed without the vote of a majority of the Trust's outstanding shares. Under the Investment Company Act, such a majority vote is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at a shareholder's meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Under these additional restrictions, the Trust cannot:

      o invest in commodities or commodity contracts or invest in interests in oil, gas or other mineral exploration or mineral development programs;

      o invest in real estate; however the Trust may purchase debt securities issued by companies which invest in real estate or interests therein;

      o  purchase securities on margin or make short sales of securities;

      o invest in or hold securities of any issuer if those officers and Trustees of the Trust or the Manager who beneficially own individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer;

      o  underwrite securities of other companies; or

      o invest in securities of other investment companies, except in connection with a consolidation or merger.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Trust makes an investment, and the Trust need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Trust. For purposes of the Trust's policy not to concentrate in securities of issuers as described in the investment restrictions listed in the Prospectus, the Trust has adopted the industry classification set forth in Exhibit B to this Statement of Additional Information.
This is not a fundamental policy.

APPENDIX

This Appendix is part of the Statement of Additional Information of Centennial Money Market Trust ("Money Market Trust"), Centennial Tax Exempt Trust ("Tax Exempt Trust") and Centennial Government Trust ("Government Trust"), each of which is referred to in this Appendix individually as a "Trust" and collectively are referred to as the "Trusts." Unless otherwise indicated, the information in this Appendix applies to each Trust.

Trustees and Officers

The Trustees and officers of the Trusts and their principal business affiliations and occupations during the past five years are listed below. Sam Freedman became a Trustee on June 27, 1996. All Trustees are trustees of each of the Trusts. The Trustees are also trustees, directors, or managing general partners of Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial New York Tax Exempt Trust, Daily Cash Accumulation Fund, Inc., Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Equity Income Fund, Oppenheimer High Yield Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and The New York Tax Exempt Income Fund, Inc. (all of the foregoing funds are collectively referred to as the "Denver Oppenheimer funds") except for Ms.
Macaskill, who is a Trustee, Director or Managing Partner of all the Denver-based Oppenheimer funds except Oppenheimer Integrity Funds, Oppenheimer Strategic Income Fund, Oppenheimer Variable Account Funds and Panorama Series Fund Inc. Mr. Fossel is not a trustee of Centennial New York Tax Exempt Trust and he is not a Managing General Partner of Centennial America Fund, L.P. Ms. Macaskill is President and Mr. Swain is Chairman and Chief Executive Officer of the Denver Oppenheimer funds. All of the officers except Mr. Carbuto, Ms. Wolf, Mr. Zimmer and Ms. Warmack hold similar positions with each of the Denver Oppenheimer funds. As of September 8, 1997, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of any Trust. This does not reflect ownership of shares held of record by an employee benefit plan for employees of OppenheimerFunds, Inc., the parent of the Manager (for which two of the officers listed below, Ms. Macaskill and Mr. Donohue, are trustees) other than the shares beneficially owned under that plan by the officers of the funds listed above.

ROBERT G. AVIS, Trustee*; Age 66
One North Jefferson Avenue, St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment advisor and trust company, respectively).

WILLIAM A. BAKER, Trustee; Age 82
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

CHARLES CONRAD, JR., Trustee; Age 67
1501 Quail Street, Newport Beach, California 92660
Chairman and Chief Executive Officer of Universal Space Lines, Inc. (A space services management company); formerly, Vice President of McDonnell Douglas SpaceCo. ands associated with National Aeronautics and Space Administration.

JON S. FOSSEL, Trustee; Age 55
Box 44 Mead Street, Waccabuc, New York 10597
Member of the Board of Governors of the Investment Company Institute (a national trade association of investment companies), Chairman of the Investment Company Institute Education Foundation; Formerly Chairman and a director of OppenheimerFunds, Inc. ("OFI"), the immediate parent of Centennial Asset Management Corporation ("Manager"); formerly President and a director of Oppenheimer Acquisition Corp.("OAC"), OFI's parent holding company; formerly a director of Shareholder Services, Inc. ("SSI") and Shareholder Financial Services, Inc. ("SFSI"), transfer agent subsidiaries of OFI.

SAM FREEDMAN, Trustee; Age 56
4975 Lakeshore Drive, Littleton, Colorado 80123
Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services (a transfer agent); Formerly Chairman, Chief Executive Officer and a director of SSI; Formerly Chairman, Chief Executive Officer and director of SFSI; Vice President and a director of OAC and a director of OFI.

RAYMOND J. KALINOWSKI, Trustee; Age 68
44 Portland Drive, St. Louis, Missouri 63131
Director of Wave Technologies International, Inc.(a computer products training company), formerly Vice Chairman and a director of A.G. Edwards, Inc., parent holding company of A.G. Edwards & Sons, Inc. (a broker-dealer), of which he was a Senior Vice President.

C. HOWARD KAST, Trustee; Age 75
2552 E. Alameda, Denver, Colorado 80209
Formerly Managing Partner of  Deloitte, Haskins & Sells (an accounting firm).

ROBERT M. KIRCHNER, Trustee; Age 75
7500 East Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

BRIDGET A. MACASKILL, President and Trustee*; Age 49
Two World Trade Center, New York, New York 10048-0203
President, Chief Executive Officer and a director of OFI and HarboManagementet Corporation ("HarbourView"), a subsidiary of OFI; Chairman and a director of SSI and SFSI; President and a director of OAC and Oppenheimer Partnership Holdings Inc., a holding company subsidiary of OFI; a director of Oppenheimer Real Asset Management, Inc. ("Real Asset"); formerly an Executive Vice President of OFI.

NED M. STEEL, Trustee; Age 82
3416 South Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; a director of Visiting Nurse Corporation of Colorado; formerly Senior Vice President and a director of the Van Gilder Insurance Corp. (insurance brokers).

JAMES C. SWAIN, Chairman, Chief Executive Officer and Trustee*; Age 63
6803 South Tucson Way, Englewood, Colorado 80112
Vice Chairman of OFI; formerly President and a director of the Manager, and formerly Chairman of the Board of SSI.

MICHAEL A. CARBUTO, Vice President and Portfolio Manager of Tax Exempt Trust; Age 42
Two World Trade Center, New York, New York 10048-0203
Vice President of the Manager and OFI; an officer of other Oppenheimer funds.

DOROTHY WARMACK, Vice President and Portfolio Manager of Money Market Trust and Government Trust; Age 61
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager and OFI; an officer of other Oppenheimer funds.

CAROL E. WOLF, Vice President and Portfolio Manager of Money Market Trust and Government Trust; Age 46
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager and OFI; an officer of other Oppenheimer funds.

ARTHUR J. ZIMMER, Vice President and Portfolio Manager of Money Market Trust and Government Trust; Age 51
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager and OFI; an officer of other Oppenheimer funds.

ANDREW J. DONOHUE, Vice President and Secretary; Age 47
Two World Trade Center, New York, New York 10048-0203
Executive Vice President, General Counsel and a director of OFI and OppenheimerFunds Distributor, Inc. ("OFDI") Harbour View, SSI, SFSI, Oppenheimer Partnership Holdings Inc. and MultiSource Services, Inc. (a broker-dealer); President and a director of the Manager; President and a director of Real Asset; Secretary and General Counsel of OAC; an officer of other Oppenheimer funds.

GEORGE C. BOWEN, Vice President,  Treasurer and Assistant Secretary; Age 61
6803 South Tucson Way, Englewood,  Colorado 80112
Senior Vice President and Treasurer of OFI; Vice President and Treasurer of OFDI and HarbourView; Senior Vice President, Treasurer Assistant Secretary and a director of the Manager; President, Treasurer and a director of Centennial Capital Corporation; Senior Vice President, Treasurer and Secretary of SSI; Vice President, Treasurer and Secretary of SFSI; Treasurer of OAC; Treasurer of Oppenheimer Partnership Holdings, Inc.; Vice President and Treasurer of Real Asset;

Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc.; an officer of other Oppenheimer funds.

ROBERT G. ZACK, Assistant Secretary; Age 49
Two World Trade Center, New York, New York 10048-0203
Senior Vice President and Associate General Counsel of OFI; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

ROBERT J. BISHOP, Assistant Treasurer; Age 38
6803 South Tucson Way, Englewood, Colorado 80112
Vice  President  of  the  OFI/Mutual  Fund  Accounting;   an  officer  of  other
Oppenheimer funds; formerly a Fund Controller for OFI.

SCOTT T. FARRAR, Assistant Treasurer; Age 32
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of OFI/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for OFI.
----------------------
* A Trustee who is an "interested person" of the Trusts as defined in the Investment Company Act.

Remuneration of Trustees. The officers of the Trusts and certain Trustees of the Trusts (Ms. Macaskill and Mr. Swain) who are affiliated with the Manager receive no salary or fee from the Trusts. Mr. Fossel did not receive any salary or fees from the Trusts prior to January 1, 1997. The remaining Trustees of the Trusts received the compensation shown below. Mr. Freedman became a Trustee on June 27, 1996 and received no compensation from the Trusts before that date. The compensation from the Trusts was paid during its fiscal year ended June 30, 1997. The compensation from all of the Denver-based Oppenheimer funds include the Trusts and is compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 1996.

                        Aggregate         Aggregate      Aggregate      Total
                        Compensation      Compensation   Compensation   Compensation
                        from the          from the       from the       from all
                        Money Market      Tax Exempt     Government     Denver-based
Name and Position       Trust             Trust          Trust          Oppenheimer funds(1)
Robert G. Avis          $4,578            $2,516         $1,888         $58,003
 Trustee

William A. Baker         $6,290            $3,226         $2,594         $79,715
 Audit and Review
 Committee Ex-Officio
 Member (2) and Trustee



                                           A-9




Charles Conrad, Jr.     $5,896            $3,024         $2,432         $74,717
 Trustee(3)

Jon S. Fossel           $2,125            $1,090         $   876        None
 Trustee

Sam Freedman            $3,373            $1,729         $1,391         $29,502
 Audit and Review
 Committee Member(2)
 and Trustee

Raymond J. Kalinowski   $5,626            $2,885         $2,320         $74,173
 Audit and Review
 Committee Member(2)
 and Trustee

C. Howard Kast          $5,874            $3,012         $2,422         $74,173
 Audit and Review
 Committee  Chairman(2)
 and Trustee

Robert M. Kirchner      $5,897            $3,024         $2,432         $74,717
 Trustee(3)

Ned M. Steel            $4,578            $2,348         $1,888         $58,003
 Trustee

(1) For the 1996 calendar year.
(2) Committee positions effective July 1, 1997
(3) Prior to July 1, 1997, Messrs. Conrad and Kirchner were also members of the Audit And Review Committee.

Deferred Compensation Plan. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they receive from the Fund. Under the Plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the Plan will be vary based upon the performance of the selected funds. Deferral of Trustees' fees under the Plan does not affect the amounts paid to the Trustee by the Fund and will not materially affect the Fund's assets, liabilities and net income per share. The Plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the Plan without shareholder approval.

Major Shareholders. As of September 8, 1997, A.G. Edwards & Sons, Inc. ("A.G. Edwards"), 1 North Jefferson Avenue, St. Louis, MO 63103 was the record owner of 9,596,900,481.40 shares of

Money   Market   Trust,   1,817,332,367.93   shares  of  Tax  Exempt  Trust  and
1,081,190,679 shares of Government Trust (approximately 98.83%, 98.35% and 96.92% of outstanding shares, respectively, of these Trusts). A.G. Edwards has advised the Trusts that all such shares are held for the benefit of brokerage clients and that no such client owned beneficially 5% or more of the outstanding shares of any of the Trusts.

Investment Management Services

The  Manager is  wholly-owned  by OFI,  which is a  wholly-owned  subsidiary  of
Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is owned by certain of OFI's directors and officers, some of whom may serve as officers of the Trust, and two of whom (Mr. Swain and Ms. Macaskill) serve as Trustees of the Trust.

      The management fee is payable monthly to the Manager under the terms of the investment advisory agreements between the Manager and each Trust (collectively, the "Agreements"), and is computed on the aggregate net assets of the respective Trust as of the close of business each day. The management fees paid to the Manager by the Trusts during their last three fiscal periods were as follows: (a) $12,657,193, $21,572,514 and $32,755,568 paid for the fiscal years ended June 30, 1995, 1996 and 1997, respectively, of Money Market Trust; (b) $5,050,991, $6,380,737 and $6,858,451 paid for the fiscal years ended June 30,
1995, 1996 and 1997, respectively, of Tax Exempt Trust; and (c) $3,414,212, $4,468,617 and $4,743,430 paid for the fiscal years ended June 30, 1995, 1996 and 1997, respectively, of Government Trust.

      The Agreements require the Manager, at its expense, to provide the Trusts with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Trusts, including the compilation and maintenance of records with respect to operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Trusts.
Expenses not expressly assumed by the Manager under the Agreements or as Distributor of the shares of the Trusts, are paid by the Trusts. The Agreements list examples of expenses paid by the Trusts, the major categories of which relate to interest, taxes, certain insurance premiums, fees to unaffiliated Trustees, legal, bookkeeping and audit expenses, brokerage, custodian and transfer agent expenses, share issuance costs, certain printing costs (excluding the cost of printing prospectuses for sales materials) and registration fees, and non-recurring expenses, including litigation. The Agreements permit the Manager to act as investment advisor for any other person, firm or corporation.

      Under its Agreements with the Money Market Trust and the Government Trust, respectively, the Manager has agreed to reimburse each Trust to the extent that the Trust's total expenses (including the management fee but excluding interest, taxes, brokerage commissions, and extraordinary expenses such as litigation costs) exceed in any fiscal year the lesser of: (i) 1.5% of average annual net assets of the Trust up to $30 million plus 1% of the average annual net assets in excess of $30 million or; (ii) 25% of the total annual investment income of the Trust.

      Independently of the Money Market Trust's Agreement, the Manager has voluntarily agreed to waive a portion of the management fee otherwise payable to it by the Money Market Trust as described in the Prospectus under "The Manager and Its Affiliates - Fees and Expenses". For fiscal year ended June 30, 1995, June 30, 1996 and June 30, 1997, the reimbursements by the Manager to Money Market Trust were $0, $0 and $4,890,123, respectively.

      Under its Agreement with Tax Exempt Trust, when the value of the Fund's net assets is less than $1.5 billion, the annual fee payable to the Manager is reduced by $100,000 based on the average net assets computed daily and paid monthly at the annual rates, but in no event shall the annual fee be less than $0. This contractual provision resulted in a reduction of the fee which would otherwise have been payable to the Manager during the fiscal years ended June 30, 1995, 1996 and 1997, respectively, in the following amounts: $100,000, $19,945 and $100,000.

      In addition, under its Agreement with Tax Exempt Trust, the Manager has agreed to assume that Trust's expenses to the extent that the total expenses (as described above) of the Trust exceed the most stringent limits prescribed by any state in which the Trust's shares are offered for sale. The payment of the management fee at the end of any month will be reduced so that at no time will there be any accrued but unpaid liabilities under any of these expense assumptions. No reimbursement or assumption was necessary by the Manager to Government Trust during its three most recent fiscal years. As a result of changes in federal securities laws which have effectively pre-empted state expense limitations, the contractual commitment relating to such reimbursements is no longer relevant.

      The Tax Exempt Trust Agreement provides that the Manager assumes no responsibility under the Agreement other than that which is imposed by law, and shall not be responsible for any action of the Board of Trustees of the Trust in following or declining to follow any advice or recommendations of the Manager. The Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Trust in connection with matters to which the Agreement relates, except a loss resulting by reason of the Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under the Agreement.

      The Agreements of Money Market Trust and Government Trust provide that the Manager shall not be liable for any loss sustained by reason of the adoption of an investment policy or the purchase, sale or retention of any security on its recommendation, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith, provided that nothing in the Agreements shall be construed to protect the Manager against any liability to such Trusts or their shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such Agreements.

Portfolio Transactions. Portfolio decisions are based upon the recommendations and judgment of the Manager subject to the overall authority of the Board of Trustees. As most purchases made by the Trust are principal transactions at net prices, the Trust incurs little or no brokerage costs. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked prices. The Trust's policy of investing in short-term debt securities with maturities of less than one year results in high portfolio turnover. However, since brokerage commissions, if any, are small and securities are usually held to maturity, high turnover does not have an appreciable adverse effect upon the net asset value or income of the Trust in periods of stable or declining rates, and may have a positive effect in periods of rising interest rates.

      The Trust seeks to obtain prompt and reliable execution of orders at the most favorable net price. If brokers are used for portfolio transactions, transactions are directed to brokers furnishing execution and research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Trust and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager to make available additional views for consideration and comparisons, and to enable the Manager to obtain market information for the valuation of securities held in the Trust's portfolio or being considered for purchase. In the rare instances where the Trust pays commissions for research, the Board of Trustees, including the independent Trustees of the Trust, will review information furnished by the Manager as to the commissions paid to brokers furnishing such services in an effort to ascertain that the amount of such commissions was reasonably related to the value or the benefit of such services. The Trust does not direct the handling of purchases or sales of portfolio securities, whether on a principal or agency basis, to brokers for selling shares of the Trust. No portfolio transactions are handled by brokers which are affiliated with the Trust or the Manager if that broker is acting as principal.

Service Plan

Each Trust has adopted a Service Plan (the "Plan") under Rule 12b-1 of the Investment Company Act, pursuant to which the Trust will reimburse the Distributor for a portion of its costs incurred in connection with the services rendered to the Trust, as described in the Prospectus. Each Plan has been approved: (i) by a vote of the Board of Trustees of the Trust, including a majority of the "Independent Trustees" (those Trustees of the Trust who are not "interested persons," as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to the Plan) cast in person at a meeting called for the purpose of voting on the Plan; and (ii) by the vote of the holders of a "majority of the outstanding voting securities " (as defined under the Investment Company Act) of that Trust's outstanding voting securities. In approving each Plan, the Board determined that it is likely each Plan will benefit the shareholders of that Trust.

      The Distributor has entered into Supplemental Distribution Assistance Agreements ("Supplemental Agreements") under the Plan with selected dealers distributing shares of Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust and Oppenheimer Cash Reserves. Quarterly payments by the Distributor, which are not a Trust expense, for distribution-related services will range from 0.10% to 0.30%, annually, of the average net asset value of shares of these funds owned during the quarter beneficially or of record by the dealer or its customers. However, no payment shall be made to any dealer for any quarter during which the average net asset value of shares of such funds owned during that quarter by the dealer or its customers is less than $5 million. Payments made pursuant to Supplemental Agreements are not a fund expense, but are made by the Distributor out of its own resources or out of the resources of the Manager which may include profits derived from the advisory fee it receives from each such fund. No such supplemental payments will be paid to any dealer which is an "affiliate" (as defined in the Investment Company Act) of the Distributor.

      Each Plan, unless terminated as described below, shall continue in effect from year to year but only so long as such continuance is specifically approved at least annually by each Trust's Board of Trustees, including its Independent Trustees, by a vote cast in person at a meeting called for that purpose. The Supplemental Agreements are subject to the same renewal requirement. A Plan and the Supplemental Agreements may be terminated at any time by the vote of a majority of the Trust's Independent Trustees or by the vote of the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust's outstanding voting securities. The Supplemental Agreements will automatically terminate in the event of their "assignment" (as defined in the Investment Company Act), and each may be terminated by the
Distributor: (i) in the event a Trust amends its Plan, or (ii) if the net asset value of shares of the funds covered by the Supplemental Agreements held by the dealer or its customers is less than $5 million for two or more consecutive quarters. A dealer may terminate a Supplemental Agreement at any time upon giving 30 days' notice. Each Plan may not be amended to increase materially the amount of payments to be made unless such amendment is approved by the shareholders of that Trust. All material amendments must be approved by the Independent Trustees.

      Under each Plan, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Trust shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Trust's Independent Trustees. The Board of Trustees has set the fee at the maximum rate and set no minimum amount. The Plans permit the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from advisory fees) at no cost to a Trust. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

      Each Recipient who is to receive distribution payments for any month or quarter is required to certify in writing that the aggregate payments to be received from the applicable Trust during that month or quarter do not exceed the Recipient's administrative and sales related costs in rendering distribution assistance during the month or quarter, and will reimburse the Trust for any excess.

      For each Trust's fiscal year ended June 30, 1997, payments to the Distributor under its Plan totaled $16,003,021, $3,177,577 and $2,060,666 for Money Market Trust, Tax Exempt Trust and Government Trust, respectively, of which $-0-, $3,109,499 and $-0- was paid by Money Market Trust, Tax Exempt Trust and Government Trust, respectively, to an affiliate of the Distributor, as a Recipient. Payments received by the Distributor under the Plans will not be used to pay any interest expense, carrying charge, or other financial costs, or allocation of overhead by the Distributor. Any unreimbursed expenses incurred for any fiscal quarter by the Distributor may not be recovered under that Plan in subsequent fiscal quarters.

      While the Plan is in effect, the Treasurer of each Trust shall provide a report to the Board of Trustees in writing at least quarterly on the amount of all payments made pursuant to the Plan, the identity of each Recipient that received any such payment, and the purposes for which the payments were made. The Plan further provides that while it is in effect, the election and nomination of those Trustees of a Trust who are not "interested persons" of the Trust is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

Purchase, Redemption and Pricing of Shares

Determination of Net Asset Value Per Share. The net asset value of each Trust's shares is determined twice each day as of 12:00 Noon and the close of The New York Stock Exchange (the "Exchange") which is normally 4:00 P.M., but may be earlier on some days, each day the Exchange is open (a "regular business day") (all references to time mean New York time) by dividing that Trust's net assets (the total value of the Trust's portfolio securities, cash and other assets less all liabilities) by the total number of shares outstanding. The Exchange's most recent annual holiday schedule states that it will close New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may also close on other days. Dealers other than Exchange members may conduct trading in Municipal Securities on certain days on which the Exchange is closed (e.g., Good Friday), so that securities of the same type held by Tax Exempt Trust may be traded, and its net asset value per share may be affected significantly, on such days when shareholders may not purchase or redeem shares.

      Each Trust's Board of Trustees has established procedures for the valuation of the Trust's securities which provide that money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures.

      The Trusts will seek to maintain a net asset value of $1.00 per share for purchases and redemptions. There can be no assurance that each Trust will do so. Each Trust operates under Rule 2a-7 under which a Trust may use the amortized cost method of valuing their shares. The amortized cost method values a security initially at its cost and thereafter assumes a constant amortization of any premium or accretion of any discount, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized capital gains or losses.

      Each Trust's Board of Trustees has established procedures intended to stabilize the Trust's net asset value at $1.00 per share. If a Trust's net asset value per share were to deviate from $1.00 by more than 0.5%, Rule 2a-7 requires the Board promptly to consider what action, if any, should be taken. If the Trustees find that the extent of any such deviation may result in material dilution or other unfair effects on shareholders, the Board will take whatever steps it considers appropriate to eliminate or reduce such dilution or unfair effects, including, without limitation, selling portfolio securities prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the outstanding number of Trust shares without monetary consideration, or calculating net asset value per share by using available market quotations.

      As long as the Trust use Rule 2a-7, each Trust must abide by certain conditions described in the Prospectus. Some of those conditions which relate to portfolio management are that each Trust must: (i) maintain a dollar-weighted average portfolio maturity not in excess of 90 days; (ii) limit its investments, including repurchase agreements, to those instruments which are denominated in U.S. dollars and which are rated in one of the two highest short-term rating categories by at least two "nationally-recognized statistical rating organizations" ("Rating Organizations") as defined in Rule 2a-7, or by one Rating Organization if only one Rating Organization has rated the security; an instrument that is not rated must be a comparable quality as determined by the Manager under procedures approved by the Board; and (iii) not purchase any instruments with a remaining maturity of more than 397 days. Under Rule 2a-7, the maturity of an instrument is generally considered to be its stated maturity (or in the case of an instrument called for redemption, the date on which the redemption payment must be made), with special exceptions for certain variable rate demand and floating rate instruments. Repurchase agreements and securities loan agreements are, in general, treated as having a maturity equal to the period scheduled until repurchase or return, or if subject to demand, equal to the notice period.

      While amortized cost method provides certainty in valuation, there may be periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Trust would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Trust may tend to be lower (and net investment income and daily dividends higher) than market prices or estimates of market prices for its portfolio. Thus, if the use of amortized cost by the trusts resulted in a lower aggregate portfolio value on a particular day, a prospective investor in one of the Trust would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Trusts would receive less investment income than if the Trust were priced at market value. Conversely, during periods of rising interest rates, the daily yield on Trust shares will tend to be higher and its aggregate value lower than that of a portfolio priced at market value. A prospective investor would receive a lower yield than from an investment in a portfolio priced at market value, while existing investors in the Rust would receive more investment income than if the Trust were priced at market value.

Redemptions. Each Trust's Board of Trustees has the right, in conformity with the Trust's Declaration of Trust and applicable law, to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of such shares is less than $500 or such lesser amount as the Board may decide. Should the Board elect to exercise this right, it will establish the terms of any notice of such redemption required to be provided to the shareholder under the Investment Company Act, including any provision the Board may establish to enable the shareholder to increase the amount of the investment to avoid involuntary redemption.

Expedited Redemption Procedures. Under the Expedited Redemption Procedure available to shareholders of the Trusts, as discussed in the Appendix to the Prospectus, the wiring of redemption proceeds may be delayed if the Trust's Custodian bank is not open for business on a day that the Trust would normally authorize the wire to be made, which is usually the same day for redemptions prior to 12:00 Noon, and the Trust's next regular business day for redemptions between 12:00 Noon and the close of The New York Stock Exchange, which is normally 4:00 P.M., but may be earlier on some days. In those circumstances, the wire will not be transmitted until the next bank business day on which the Trust is open for business, and no dividends will be paid on the proceeds of redeemed shares waiting transfer by wire.

Dividend Reinvestment in Another Fund. Direct shareholders of the Trusts may elect to reinvest all dividends and/or distributions in Class A shares of any of the other funds listed below as "Eligible Funds" at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing, and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at the net asset value per share next determined on the payable date of the dividend or distribution.

Exchange of Shares

Eligible Funds. As stated in the Prospectus, shares of the Trust may, under certain circumstances, be exchanged by direct shareholders for Class A shares of the following Oppenheimer funds ("Eligible Funds"):

     Limited Term New York Municipal  Fund
     Oppenheimer  Bond Fund
     Oppenheimer  Bond Fund for Growth
     Oppenheimer  California  Municipal Fund
     Oppenheimer  Champion  Income Fund
     Oppenheimer  Developing  Markets  Fund
     Oppenheimer  Disciplined Allocation Fund
     Oppenheimer  Disciplined Value Fund
     Oppenheimer  Discovery Fund
     Oppenheimer  Enterprise Fund
     Oppenheimer  Equity Income Fund
     Oppenheimer  Florida Municipal Fund
     Oppenheimer  Global Fund

     Oppenheimer  Global  Growth  &  Income  Fund
     Oppenheimer  Gold &  Special Minerals  Fund
     Oppenheimer  Growth  Fund
     Oppenheimer  High  Yield  Fund
     Oppenheimer  Insured Municipal Fund
     Oppenheimer  Intermediate Municipal Fund
     Oppenheimer  International Bond Fund
     Oppenheimer  International Growth Fund
     Oppenheimer  LifeSpan  Balanced  Fund
     Oppenheimer  LifeSpan  Growth  Fund
     Oppenheimer  LifeSpan Income Fund
     Oppenheimer  Limited-Term Government Fund
     Oppenheimer  Main Street California  Municipal Fund
     Oppenheimer  Main Street Income & Growth Fund
     Oppenheimer  Multi-Sector  Income Trust
     Oppenheimer  Multiple  Strategies Fund
     Oppenheimer  Municipal Bond Fund
     Oppenheimer  New Jersey  Municipal Fund
     Oppenheimer  New York  Municipal Fund
     Oppenheimer  Pennsylvania  Municipal Fund
     Oppenheimer  Quest Capital Value Fund,  Inc.
     Oppenheimer  Quest  Global  Value Fund,  Inc.
     Oppenheimer  Quest Growth & Income Value Fund
     Oppenheimer  Quest Officers Value Fund
     Oppenheimer  Quest Opportunity  Value Fund
     Oppenheimer  Quest Small Cap Value Fund
     Oppenheimer  Quest Value Fund, Inc.
     Oppenheimer  Real Asset Fund
     Oppenheimer  Strategic Income  Fund
     Oppenheimer  Total  Return  Fund,  Inc.
     Oppenheimer  U.S. Government Trust
     Oppenheimer  World Bond Fund
     Rochester Fund Municipals
     The New York Tax-Exempt Income Fund, Inc.

     the following "Money Market Funds":

     Centennial America Fund, L.P.
     Centennial California Tax Exempt Trust
     Centennial Government Trust
     Centennial New York Tax Exempt Trust
     Centennial Tax Exempt Trust
     Daily Cash Accumulation Fund, Inc.
     Oppenheimer Cash Reserves
     Oppenheimer Money Market Fund, Inc.

Yield Information

Each Trust's current yield is calculated for a seven-day period of time, in accordance with regulations adopted under the Investment Company Act, as follows: First, a base period return is calculated for the seven-day period by determining the net change in the value of a hypothetical pre-existing account having one share at the beginning of the seven-day period. The change includes dividends declared on the original share and dividends declared on any shares purchased with dividends on that share, but such dividends are adjusted to exclude any realized or unrealized capital gains or losses affecting the dividends declared. Next, the base period return is multiplied by 365/7 to obtain the current yield to the nearest hundredth of one percent. The compounded effective yield for a seven-day period is calculated by (a) adding 1 to the base period return (obtained as described above), (b) raising the sum to a power equal to 365 divided by 7 and (c) subtracting 1 from the result. For the seven day period ended June 30, 1997, the "current yield" for each Money Market Trust, Tax Exempt Trust and Government Trust was 5.04% 3.34% and 4.81%, respectively. The seven-day compounded effective yield for that period was 5.17%, 3.40% and 4.93%, respectively.

      The yield as calculated above may vary for accounts less than approximately $100 in value due to the effect of rounding off each daily dividend to the nearest full cent. Since the calculation of yield under either procedure described above does not take into consideration any realized or unrealized gains or losses on each Trust's portfolio securities which may affect dividends, the return on dividends declared during a period may not be the same on an annualized basis as the yield for that period.

      Tax Exempt Trust's "tax equivalent yield" adjusts Tax Exempt Trust's current yield, as calculated above, by a stated Federal tax rate. The tax equivalent yield is computed by dividing the tax-exempt portion of the Trust's current yield by one minus a stated income tax rate and adding the result to the portion (if any) of the Trust's current yield that is not tax-exempt. The tax equivalent yield may be compounded as described above to provide a compounded effective tax equivalent yield. The tax equivalent yield may be used to compare the tax effects of income derived from the Trust with income from taxable investments at the tax rates stated. Exhibit D, which is applicable only to Tax Exempt Trust, includes a tax equivalent yield table, based on various effective tax brackets for individual taxpayers. Such tax brackets are determined by a taxpayer's Federal taxable income (the net amount subject to Federal income tax after deductions and exemptions). The tax equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply and that state income tax payments are fully deductible for income tax purposes. For taxpayers with income above certain levels, otherwise allowable itemized deductions are limited. The Tax Exempt Trust's tax equivalent yield for the seven-day period ended June 30, 1997 was 3.34%. Its tax-equivalent compounded effective yield for the same period was 3.40% for an investor in the highest Federal tax bracket.

     Yield information may be useful to investors in reviewing each Trust's performance. A Trust may make comparisons between its yield and that of other investments, by citing various indices such as The Bank Rate Monitor National Index (provided by Bank Rate Monitor TM), which measures the average rate paid on bank money market accounts, NOW accounts and certificates of deposit by the 100 largest banks and thrift institutions in the top ten metropolitan areas. However, a number of factors should be considered before using yield information as a basis for comparison with other investments. An investment in a Trust is not insured. Its yield is not guaranteed and normally will fluctuate on a daily basis. The yield for any given past period is not an indication or representation by the Trust of future yields or rates of return on its shares. Each Trust's yield is affected by portfolio quality, portfolio maturity, type of instruments held and operating expenses. When comparing a Trust's yield with that of other investments, investors should understand that certain other investment alternatives such as certificates of deposit, U.S. Government Securities, money market instruments or bank accounts may provide fixed yields or yields that may vary above a stated minimum, and also that bank accounts may be insured. Certain types of bank accounts may not pay interest when the balance falls below a specified level and may limit the number of withdrawals by check per month. In order to compare the Tax Exempt Trust's dividends to the rate of return on taxable investments, Federal income taxes on such investments should be considered.

Additional Information

Description of the Trusts. Each Trust's Declaration of Trust contains an express disclaimer of shareholder and Trustee liability for the Trust's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. Each Declaration of Trust also provides that the Trust shall, upon request, assume a defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust (such as the Trust) to be held personally liable as a "partner" for the Trust's obligations under certain circumstances, the risk of a Trust shareholder incurring any financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstance in which the Trust would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

      It is not contemplated that regular annual meetings of shareholders will be held. The Trust will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the shareholders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding in the aggregate shares of the Trust valued at $25,000 or more or holding 1% or more of the Trust's outstanding shares, whichever is less, that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Trust's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth in Section 16(c) of the Investment Company Act.

Tax Status of the Trust's Dividends and Distributions. The Federal tax treatment of the Trust's dividends and distributions to shareholders is explained in the Prospectus under the caption "Dividends, Distributions and Taxes." Under the Internal Revenue Code, the Trust must distribute by December 31 each year 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized from the prior November 1 through October 31 of that year or else pay an excise tax on the amounts not distributed. While it is presently anticipated that the Trust's distributions will meet those requirements, the Trust's Board and the Manager might determine in a particular year that it is in the best interest of the Trust's shareholders not to distribute income or capital gains at the mandated levels and to pay the excise tax on the undistributed amounts.

The Custodian and the Transfer Agent. The Custodian's responsibilities include safeguarding and controlling the Trusts' portfolio securities and handling the delivery of portfolio securities to and from the Trusts. The Manager has represented to the Trusts that its banking relationships with the Custodian have been and will continue to be unrelated to and unaffected by the relationships between the Trusts and the Custodian. It will be the practice of the Trusts to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager or its affiliates. Shareholder Services, Inc., the Transfer Agent, is responsible for maintaining each Trust's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

General Distributor's Agreement. Under the General Distributor's Agreement between each Trust and the Distributor, the Distributor acts as each Trust's principal underwriter in the continuous public offering of its shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the General Distributor's Agreement and the Service Plan), including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders, are borne by the Distributor.

Independent Auditors and Financial Statements. The independent auditors of the Trusts examine the Trusts' financial statements and perform other related audit services. They also act as auditors for the Manager and for OFI, the Manager's immediate parent, as well as for certain other funds advised by the Manager and OFI.

INDEPENDENT AUDITORS' REPORT
Centennial Money Market Trust


The Board of Trustees and Shareholders of Centennial Money Market Trust:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Centennial Money Market Trust as of June 30, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended June 30, 1997 and 1996, and the financial highlights for the period July 1, 1992 to June 30, 1997. These financial statements and financial highlights are the responsibility of the Trust's Management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Centennial Money Market Trust at June 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


                                                      DELOITTE & TOUCHE LLP

                                                      Denver, Colorado
                                                      July 22, 1997

STATEMENT OF INVESTMENTS June 30, 1997
Centennial Money Market Trust

                                                                                Face                 Value
                                                                               Amount             See Note 1
                                                                            ------------        --------------
BANKERS' ACCEPTANCES-0.3%
BankBoston, N.A., 5.28%, 8/18/97  . . . . . . . . . . . . . . . . . . . .   $ 18,000,000        $   17,873,280
Barnett Banks, Inc., 5.59%, 11/25/97  . . . . . . . . . . . . . . . . . .     10,000,000             9,771,742
                                                                                                --------------
Total Bankers' Acceptances  . . . . . . . . . . . . . . . . . . . . . . .                           27,645,022
                                                                                                --------------

CERTIFICATES OF DEPOSIT-3.1%
DOMESTIC CERTIFICATES OF DEPOSIT-0.7%
LaSalle National Bank:
  5.46%, 7/1/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . .     20,000,000            20,000,000
  5.52%, 7/9/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . .     17,000,000            17,000,000
  5.67%, 10/17/97   . . . . . . . . . . . . . . . . . . . . . . . . . . .     25,000,000            25,000,000
                                                                                                --------------
                                                                                                    62,000,000
                                                                                                --------------
YANKEE CERTIFICATES OF DEPOSIT-2.4%
ABN Amro Bank, N.V., 5.49%, 7/11/97 . . . . . . . . . . . . . . . . . . .     35,000,000            35,000,191
Deutsche Bank AG, 5.55%, 7/3/97 . . . . . . . . . . . . . . . . . . . . .     10,000,000             9,999,952
Societe Generale:
  5.45%, 7/14/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     25,000,000            25,000,398
  5.68%, 8/21/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     18,000,000            18,000,206
  5.68%, 8/21/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     20,000,000            19,999,850
  5.72%, 10/21/97   . . . . . . . . . . . . . . . . . . . . . . . . . . .     30,000,000            29,969,410
  5.75%, 12/23/97   . . . . . . . . . . . . . . . . . . . . . . . . . . .     15,000,000            15,000,000
  5.75%, 12/23/97   . . . . . . . . . . . . . . . . . . . . . . . . . . .     10,000,000            10,000,000
  5.75%, 8/18/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15,000,000            15,000,000
  5.75%, 8/8/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15,000,000            15,000,000
  5.92%, 9/17/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     20,000,000            20,012,065
                                                                                                --------------
                                                                                                   212,982,072
                                                                                                --------------
Total Certificates of Deposit   . . . . . . . . . . . . . . . . . . . . .                          274,982,072
                                                                                                --------------
DIRECT BANK OBLIGATIONS-5.8%
Abbey National North America Corp.:
  5.275%, 8/21/97   . . . . . . . . . . . . . . . . . . . . . . . . . . .     20,000,000            19,850,542
  5.39%, 7/11/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     72,000,000            71,892,339

ABN Amro North America Finance, Inc.:
  5.28%, 7/23/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     50,000,000            49,835,611
  5.37%, 7/11/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     35,000,000            34,947,792
Bank One Dayton N.A., 5.70%, 11/3/97(1) . . . . . . . . . . . . . . . . .     15,000,000            14,997,187

BankBoston, N.A.:
  5.05%, 1/20/98  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15,000,000            15,000,000
  5.53%, 7/11/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15,000,000            15,000,000
  5.69%, 8/27/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     30,000,000            30,000,000
  5.69%, 8/29/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     40,000,000            40,000,000
  5.69%, 9/8/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15,000,000            15,000,000





                                                                               3


STATEMENT OF INVESTMENTS June 30, 1997 (Continued)
Centennial Money Market Trust

                                                                                                    Face                Value
                                                                                                   Amount             See Note 1
                                                                                                ------------        --------------
DIRECT BANK OBLIGATIONS (CONTINUED)
Bankers Trust Co., New York:
  5.37%, 12/10/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $ 17,000,000        $   16,998,186
  5.60%, 11/26/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,993,026
  5.66%, 6/9/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,000,000            16,992,249
  5.70%, 10/17/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,999,126
  5.70%, 4/3/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,996,809
  5.71%, 4/15/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000             5,000,000
CoreStates Capital Corp., 5.608%, 12/18/97(1) . . . . . . . . . . . . . . . . . . . . . .         13,000,000            12,996,562

FCC National Bank:
  5.60%, 5/8/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,993,336
  5.63%, 8/21/97(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,999,595
Huntington National Bank, 5.53%, 7/9/97 . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            15,000,000

National Westminster Bank of Canada:
  5.38%, 7/2/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          7,000,000             6,998,954
  5.38%, 7/7/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,986,550

Societe Generale North America, Inc.:
  5.39%, 7/14/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,961,072
  5.61%, 9/2/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,852,737
Westdeutsche Landesbank Girozentrale, 5.58%, 12/22/97 . . . . . . . . . . . . . . . . . .         13,500,000            13,135,905
                                                                                                                    --------------
Total Direct Bank Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              528,427,578
                                                                                                                    --------------
LETTERS OF CREDIT-3.5%
Bank of America, guaranteeing commercial paper of Formosa Plastics Corp.
  USA-Series B, 5.57%, 10/27/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,543,569

Bank One, Cleveland, guaranteeing commercial paper of Capital One Funding Corp.:
  Series 1995F, 5.63%, 7/13/97(1)(2)  . . . . . . . . . . . . . . . . . . . . . . . . . .         10,496,000            10,496,000
  Series 1995F, 5.63%, 7/13/97(1)(2)  . . . . . . . . . . . . . . . . . . . . . . . . . .          8,750,000             8,750,000

Barclays Bank PLC, guaranteeing commercial paper of:
  Banco Bradesco SA-Grand Cayman Branch-Series A, 5.58%, 10/21/97   . . . . . . . . . . .         20,000,000            19,652,800
  Banco Bradesco SA-Grand Cayman Branch-Series A, 5.62%, 9/4/97   . . . . . . . . . . . .         20,000,000            19,797,056
  Banco Bradesco SA-Grand Cayman Branch-Series A, 5.65%, 12/1/97  . . . . . . . . . . . .          5,000,000             4,879,937
  Banco Bradesco SA-Grand Cayman Branch-Series B, 5.59%, 12/2/97  . . . . . . . . . . . .         22,000,000            21,473,919
  Banco Bradesco SA-Grand Cayman Branch-Series B, 5.62%, 12/3/97  . . . . . . . . . . . .          5,000,000             4,879,014
  Banco Nacionale de Mexico SA-Series B, 5.64%, 7/8/97  . . . . . . . . . . . . . . . . .         15,000,000            14,983,550
Bayerische Vereinsbank AG, guaranteeing commercial paper of
  Galicia Funding Corp.-Series B, 5.62%, 9/5/97(3)  . . . . . . . . . . . . . . . . . . .         10,000,000             9,896,967





4


STATEMENT OF INVESTMENTS June 30, 1997 (Continued)
Centennial Money Market Trust

                                                                                                    Face                 Value
                                                                                                   Amount              See Note 1
                                                                                                ------------         --------------
LETTERS OF CREDIT (CONTINUED)
Credit Suisse, guaranteeing commercial paper of:
  CEMEX, S.A. de C.V.-Series A, 5.31%, 8/18/97  . . . . . . . . . . . . . . . . . . . . .       $ 15,000,000        $   14,893,800
  COSCO (Cayman) Co., Ltd., 5.59%, 10/24/97   . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,821,431
  COSCO (Cayman) Co., Ltd., 5.62%, 8/19/97  . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,885,258
  Daewoo International Corp., 5.45%, 7/15/97  . . . . . . . . . . . . . . . . . . . . . .          9,000,000             8,980,925
  Daewoo International Corp., 5.60%, 9/9/97   . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,891,111
  Guangdon Enterprises Ltd., 5.67%, 8/19/97   . . . . . . . . . . . . . . . . . . . . . .          6,000,000             5,953,613
  Minmetals Capitals & Securities, Inc., 5.61%, 8/12/97   . . . . . . . . . . . . . . . .         10,000,000             9,934,550
  Pemex Capital, Inc.-Series B, 5.62%, 11/3/97  . . . . . . . . . . . . . . . . . . . . .          5,000,000             4,902,431

Societe Generale, guaranteeing commercial paper of:
  Banco Nacionale de Comercio Exterior, SNC-Series A, 5.61%, 11/25/97   . . . . . . . . .         30,000,000            29,312,775
  Banco Nacionale de Comercio Exterior, SNC-Series A, 5.61%, 12/1/97  . . . . . . . . . .         22,500,000            21,963,544
  Banco Nacionale de Comercio Exterior, SNC-Series B, 5.61%, 12/1/97  . . . . . . . . . .         10,000,000             9,761,575
  Girsa Funding Corp., 5.57%, 7/2/97(3)   . . . . . . . . . . . . . . . . . . . . . . . .          8,200,000             8,198,731
  Nacional Financiera SNC-Series A, 5.60%, 8/20/97  . . . . . . . . . . . . . . . . . . .         10,000,000             9,922,222
  Nacional Financiera SNC-Series A, 5.75%, 8/18/97  . . . . . . . . . . . . . . . . . . .         20,000,000            19,846,667
                                                                                                                    --------------
Total Letters of Credit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              317,621,445
                                                                                                                    --------------
SHORT-TERM Notes-81.4%
AUTOMOTIVE-0.9%
BMW US Capital Corp.:
  5.60%, 8/20/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,844,444
  5.60%, 8/25/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         65,740,000            65,177,558
                                                                                                                    --------------
                                                                                                                        85,022,002
                                                                                                                    --------------
BANK HOLDING COMPANIES-1.0%
Bankers Trust New York Corp., 5.39%, 7/9/97 . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,982,033
Barnett Banks, Inc., 5.70%, 7/7/97  . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,966,750
CoreStates Capital Corp., 5.61%, 7/14/97(1) . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            15,000,000
Morgan (J.P.) & Co., Inc., 5.38%, 7/9/97  . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,976,089
NationsBank Corp., 5.37%, 7/8/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9,000,000             8,990,602
                                                                                                                    --------------
                                                                                                                        93,915,474
                                                                                                                    --------------
BANKS-2.1%
BankBoston, N.A.:
  5.42%, 8/19/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            25,000,000
  5.69%, 9/4/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            30,000,000

Bankers Trust Co., New York:
  5.39%, 7/7/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         50,000,000            49,955,083
  5.69%, 4/23/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,996,837





                                                                               5


STATEMENT OF INVESTMENTS June 30, 1997 (Continued)
Centennial Money Market Trust


                                                                                                    Face                Value
                                                                                                   Amount             See Note 1
                                                                                                ------------        --------------
BANKS (CONTINUED)
FCC National Bank:
  5.62%, 2/20/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $ 15,000,000        $   14,995,294
  5.69%, 9/11/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            25,000,000
  5.87%, 11/10/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         32,000,000            32,008,127
                                                                                                                    --------------
                                                                                                                       186,955,341
                                                                                                                    --------------
BEVERAGES-1.2%
Coca-Cola Enterprises, Inc.:
  5.65%, 7/21/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,921,528
  5.66%, 7/24/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,927,678
  5.67%, 8/5/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,862,187
  5.68%, 7/14/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,979,489
  5.70%, 8/21/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,798,125
                                                                                                                     -------------
                                                                                                                       104,489,007
                                                                                                                     -------------
BROKER/DEALERS-16.3%
Bear Stearns Cos., Inc.:
  5.44%, 5/22/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18,000,000            18,000,000
  5.47%, 8/1/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            20,000,000
  5.60%, 8/20/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,805,556
  5.60%, 8/4/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,841,333
  5.61%, 8/27/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,689,112
  5.61%, 8/28/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,728,850
  5.61%, 9/22/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18,000,000            17,767,185
  5.62%, 9/11/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,719,000
  5.62%, 9/2/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,852,475
  5.62%, 9/4/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,746,319
  5.63%, 7/14/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         34,000,000            33,930,876
  5.64%, 10/6/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,468,117
  5.66%, 7/8/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         49,891,000            49,836,197
  5.668%, 4/3/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            15,000,000
  5.677%, 2/9/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            15,018,858
  5.75%, 4/1/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000            10,000,000

CS First Boston, Inc.:
  5.36%, 7/11/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18,000,000            17,973,200
  5.42%, 5/12/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            20,000,000
  5.43%, 6/2/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            20,000,000
  5.43%, 7/8/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,973,604
  5.60%, 8/28/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,774,444
  5.617%, 3/13/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,000,000            17,000,000





6


STATEMENT OF INVESTMENTS June 30, 1997 (Continued)
Centennial Money Market Trust


                                                                                                    Face                Value
                                                                                                   Amount             See Note 1
                                                                                                ------------        --------------
BROKER/DEALERS (CONTINUED)
Dean Witter, Discover & Co., 5.888%, 9/29/97(1) . . . . . . . . . . . . . . . . . . . . .       $ 20,000,000        $   20,010,940
Goldman Sachs Group, L.P.:
  5.60%, 9/12/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,602,556
  5.61%, 9/10/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,612,754
  5.62%, 10/6/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,470,003
  5.62%, 9/4/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,644,847
  5.62%, 9/8/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,730,708
  5.78%, 9/22/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            30,000,000

Goldman Sachs Group, L.P., Promissory Nts.:
  5.844%, 10/10/97(2)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            15,000,000
  5.87%, 11/10/97(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            20,000,000
  5.88%, 12/12/97(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            35,000,000
  5.89%, 9/4/97(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            20,000,000

Lehman Brothers Holdings, Inc.:
  5.62%, 11/21/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         28,000,000            27,374,931
  5.63%, 8/22/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,918,678
  5.64%, 7/2/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,994,517
  5.64%, 9/10/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,777,533
  5.65%, 7/10/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,964,687
  5.65%, 7/7/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,976,458
  5.677%, 2/3/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            15,000,000
  5.771%, 6/18/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            35,106,786

Merrill Lynch & Co., Inc.:
  5.28%, 7/3/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,995,600
  5.36%, 7/2/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,996,239
  5.39%, 7/18/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,961,821
  5.40%, 7/11/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,970,000
  5.40%, 7/9/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,988,000
  5.58%, 10/15/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,671,400
  5.58%, 12/15/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         21,000,000            20,456,415
  5.59%, 12/1/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,524,850
  5.60%, 8/25/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,871,667
  5.60%, 8/29/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,862,333
  5.62%, 8/28/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,818,911
  5.62%, 9/3/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,800,178
  5.63%, 7/14/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         27,000,000            26,945,107
  5.648%, 1/8/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,997,449
  5.65%, 7/10/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,971,750
  5.68%, 10/24/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,998,425
  5.68%, 3/18/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,997,912





                                                                               7


STATEMENT OF INVESTMENTS June 30, 1997 (Continued)
Centennial Money Market Trust


                                                                                                    Face                Value
                                                                                                   Amount             See Note 1
                                                                                                ------------        --------------
BROKER/DEALERS (CONTINUED)
Merrill Lynch & Co., Inc. (Continued)
  5.68%, 7/16/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $ 25,000,000        $   24,940,833
  5.685%, 5/26/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,000,000            16,997,720
  5.70%, 8/12/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         13,000,000            12,913,550
  5.70%, 9/19/97(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            20,000,000
  5.75%, 12/19/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,999,661
Morgan Stanley, Dean Witter, Discover & Co., 5.50%, 3/24/98 . . . . . . . . . . . . . . .         23,744,000            23,744,000
                                                                                                                    --------------
                                                                                                                     1,476,734,345
                                                                                                                    --------------
CHEMICALS-1.1%
Henkel Corp.:
  5.58%, 10/17/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         13,000,000            12,782,380
  5.58%, 10/23/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,558,250
  5.58%, 10/24/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,554,375
  5.61%, 9/11/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,887,800
  5.70%, 10/20/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         29,000,000            28,490,325
                                                                                                                    --------------
                                                                                                                       100,273,130
                                                                                                                    --------------
COMMERCIAL FINANCE-14.2%
CIT Group Holdings, Inc.:
  5.58%, 11/20/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         70,000,000            69,980,400
  5.60%, 12/23/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,990,703
  5.60%, 5/22/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,978,936
  5.60%, 8/26/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         65,000,000            64,433,778
  5.625%, 9/17/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,996,126
  5.63%, 7/17/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,949,956
  5.764%, 3/11/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         11,000,000            11,000,000

Countrywide Home Loans:
  5.57%, 7/1/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         50,000,000            50,000,000
  5.59%, 9/18/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,754,661
  5.60%, 8/13/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         40,000,000            39,732,444
  5.60%, 8/25/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         69,095,000            68,503,854
  5.61%, 8/27/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,822,350
  5.62%, 8/14/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,896,967
  5.62%, 8/28/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         40,000,000            39,637,822
  5.63%, 8/29/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         40,000,000            39,630,922
  5.63%, 9/4/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         50,000,000            49,491,736

FINOVA Capital Corp.:
  5.30%, 7/14/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,961,217
  5.40%, 7/21/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,922,667
  5.43%, 7/10/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000             4,993,212





8


STATEMENT OF INVESTMENTS June 30, 1997 (Continued)
Centennial Money Market Trust


                                                                                                    Face                Value
                                                                                                   Amount             See Note 1
                                                                                                ------------        --------------
COMMERCIAL FINANCE (CONTINUED)
  5.47%, 7/11/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $ 10,000,000        $    9,984,806
  5.47%, 7/16/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000             4,988,604
  5.61%, 10/16/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,749,888
  5.61%, 10/22/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,559,771
  5.61%, 10/30/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         55,000,000            53,962,929
  5.61%, 10/31/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,809,883
  5.61%, 11/21/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         12,000,000            11,732,590
  5.61%, 11/7/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000             4,899,488
  5.63%, 11/25/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,655,163
  5.63%, 8/21/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,840,483
  5.63%, 9/15/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000             4,940,572
  5.64%, 11/14/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,573,867
  5.64%, 9/8/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,783,800
  5.65%, 9/12/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,770,861
  5.65%, 9/4/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,744,965
  5.69%, 12/3/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         29,000,000            28,289,540
  5.72%, 8/15/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,821,250

Heller Financial, Inc.:
  5.71%, 10/1/97(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,998,488
  5.71%, 10/10/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,998,340
  5.72%, 8/27/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,728,300
  5.73%, 9/9/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,665,750
  5.74%, 11/13/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,461,875
  5.75%, 12/15/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,733,264
  5.75%, 7/16/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,964,063
  5.75%, 9/4/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,636,632
  5.75%, 9/8/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,779,583
  5.80%, 10/9/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         45,000,000            44,275,000
  5.80%, 12/22/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,018,833
  5.831%, 12/18/97(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            35,000,000
                                                                                                                    --------------
                                                                                                                     1,289,046,339
                                                                                                                    --------------
COMPUTER SOFTWARE-0.8%
First Data Corp.:
  5.58%, 12/16/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,088,600
  5.60%, 9/9/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         24,000,000            23,738,667
  5.605%, 1/27/98   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,000,000            16,444,171
                                                                                                                    --------------
                                                                                                                        74,271,438
                                                                                                                    --------------





                                                                               9


STATEMENT OF INVESTMENTS June 30, 1997 (Continued)
Centennial Money Market Trust


                                                                                                    Face                Value
                                                                                                   Amount             See Note 1
                                                                                                ------------        --------------
CONGLOMERATES-1.0%
Mitsubishi International Corp.:
  5.55%, 7/3/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $ 68,850,000        $   68,828,771
  5.60%, 9/15/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000             4,940,889
  5.61%, 8/20/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,844,167
                                                                                                                    --------------
                                                                                                                        93,613,827
                                                                                                                    --------------
CONSUMER FINANCE-1.2%
Island Finance Puerto Rico, Inc.:
  5.60%, 9/15/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,881,778
  5.61%, 8/29/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,000,000            16,843,699
  5.61%, 9/2/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,803,650
  5.61%, 9/8/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000             4,946,238
  5.62%, 8/15/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,894,625

Sears Roebuck Acceptance Corp.:
  5.60%, 8/25/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,700,556
  6.20%, 7/1/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9,000,000             9,000,000
                                                                                                                    --------------
                                                                                                                       110,070,546
                                                                                                                    --------------
DIVERSIFIED FINANCIAL-10.4%
Associates Corp. of North America, 5.65%, 7/14/97 . . . . . . . . . . . . . . . . . . . .         35,000,000            34,928,590
Ford Motor Credit Corp.:
  5.57%, 10/15/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         75,000,000            73,769,958
  5.57%, 10/30/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         50,000,000            49,063,931
  5.57%, 11/20/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         42,500,000            41,566,251
  5.58%, 12/8/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,256,000

General Electric Capital Corp.:
  5.37%, 7/10/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         40,000,000            39,946,300
  5.40%, 7/8/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,989,500
  5.57%, 11/20/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,340,883
  5.57%, 11/28/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,419,792
  5.58%, 11/3/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,515,625
  5.59%, 9/15/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,704,972
  5.60%, 9/10/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,613,444
  5.75%, 7/2/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         50,000,000            49,992,014

General Electric Capital Services:
  5.36%, 7/16/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18,000,000            17,959,800
  5.57%, 11/24/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         50,000,000            48,870,528

General Motors Acceptance Corp.:
  5.31%, 8/6/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         64,000,000            63,659,750
  5.41%, 7/15/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,000,000            16,964,234
  5.45%, 7/14/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18,000,000            17,964,575
  5.60%, 7/29/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,847,556
  5.61%, 12/22/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         23,000,000            22,376,355





10


STATEMENT OF INVESTMENTS JUNE 30, 1997 (Continued)
Centennial Money Market Trust


                                                                                                    Face                Value
                                                                                                   Amount             See Note 1
                                                                                                ------------        --------------
DIVERSIFIED FINANCIAL (CONTINUED)
  5.63%, 12/8/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $  6,340,000        $    6,181,359
  5.70%, 12/9/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         50,000,000            48,725,417
  5.73%, 11/18/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         27,000,000            26,398,350
  5.73%, 11/24/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,000,000            16,604,948
  5.75%, 4/21/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,987,616
  6.25%, 7/1/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         46,000,000            46,000,000
Household Finance Corp., 5.59%, 9/15/97 . . . . . . . . . . . . . . . . . . . . . . . . .         50,000,000            49,409,944
Prudential Funding Corp., 5.685%, 5/5/98(1) . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,992,873
                                                                                                                    --------------
                                                                                                                       947,050,565
                                                                                                                    --------------
DRUG WHOLESALERS-0.4%
Glaxo Wellcome PLC, 5.60%, 9/11/97  . . . . . . . . . . . . . . . . . . . . . . . . . . .         38,000,000            37,574,400
                                                                                                                    --------------

ELECTRONICS-0.8%
Avnet, Inc., 5.66%, 8/8/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,940,256
Mitsubishi Electric Finance America, Inc.:
  5.63%, 8/20/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,804,514
  5.63%, 9/3/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000             4,949,956
  5.66%, 8/6/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,915,000
  5.67%, 7/23/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000             4,982,675
  5.68%, 8/13/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9,000,000             8,938,940
                                                                                                                    --------------
                                                                                                                        68,531,341
                                                                                                                    --------------
HEALTHCARE/SUPPLIES & SERVICES-1.6%
AC Acquisition Holding Co.:
  5.61%, 8/15/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,824,688
  5.61%, 8/22/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18,000,000            17,854,140

American Home Products Corp.:
  5.62%, 9/10/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,667,483
  5.62%, 9/8/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         45,000,000            44,515,275
  5.63%, 9/4/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,745,868
                                                                                                                    --------------
                                                                                                                       141,607,454
                                                                                                                    --------------
INDUSTRIAL SERVICES-1.1%
Atlas Copco AB, 5.625%, 8/25/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000             4,957,031
PHH Corp.:
  5.658%, 1/27/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         50,000,000            49,991,076
  5.658%, 1/27/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         27,000,000            26,996,927
  5.698%, 1/15/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,000,000            16,999,102
                                                                                                                    --------------
                                                                                                                        98,944,136
                                                                                                                    --------------





                                                                              11


STATEMENT OF INVESTMENTS JUNE 30, 1997 (Continued)
Centennial Money Market Trust


                                                                                                    Face                Value
                                                                                                   Amount             See Note 1
                                                                                                ------------        --------------
INSURANCE-6.7%
Allstate Life Insurance Co., 5.691%, 7/1/97(1)  . . . . . . . . . . . . . . . . . . . . .       $ 40,000,000         $  40,000,000
General American Life Insurance Co., 5.89%, 7/1/97(1) . . . . . . . . . . . . . . . . . .         50,000,000            50,000,000
Jackson National Life Insurance Co.:
  5.71%, 3/1/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         40,000,000            40,000,000
  5.711%, 8/1/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            30,000,000
Pacific Mutual Life Insurance Co., 5.756%, 7/21/97(1)(2)  . . . . . . . . . . . . . . . .         60,000,000            60,000,000
Protective Life Insurance Co.:
  5.751%, 11/25/97(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            25,000,000
  5.751%, 4/1/98(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            15,000,000
  5.841%, 7/21/97(1)(2)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000            10,000,000
Prudential Life Insurance Co., 5.773%, 1/31/00(1) . . . . . . . . . . . . . . . . . . . .        140,000,000           140,000,000
Transamerica Life Insurance & Annuity Co.:
  5.687%, 5/15/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         40,000,000            40,000,000
  5.691%, 10/15/97(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         50,000,000            50,000,000
  5.691%, 9/30/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            30,000,000
  5.735%, 3/22/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         43,000,000            43,000,000
Transamerica Occidental Corp., 5.691%, 9/29/97(1) . . . . . . . . . . . . . . . . . . . .         30,000,000            30,000,000
                                                                                                                    --------------
                                                                                                                       603,000,000
                                                                                                                    --------------
LEASING & FACTORING-1.9%
American Honda Finance Corp.:
  5.62%, 7/31/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         55,000,000            54,742,417
  5.65%, 7/28/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,915,250
  5.65%, 8/4/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,866,597
  5.812%, 6/16/98(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            15,000,000

International Lease Finance Corp.:
  5.27%, 7/17/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,000,000            16,960,182
  5.27%, 7/21/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,926,806
The Hertz Corp., 5.60%, 9/2/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,000,000            16,833,400
                                                                                                                    --------------
                                                                                                                       173,244,652
                                                                                                                    --------------
METALS/MINING-0.3%
RTZ America, Inc.:
  5.57%, 12/22/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         14,000,000            13,623,097
  5.58%, 12/19/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,000,000            16,549,415
                                                                                                                    --------------
                                                                                                                        30,172,512
                                                                                                                    --------------





12


STATEMENT OF INVESTMENTS JUNE 30, 1997 (Continued)
Centennial Money Market Trust


                                                                                                    Face                Value
                                                                                                   Amount             See Note 1
                                                                                                ------------        --------------
NONDURABLE HOUSEHOLD GOODS-0.9%
Avon Capital Corp.:
  5.63%, 9/11/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $  8,000,000        $    7,909,920
  5.63%, 9/29/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9,000,000             8,873,325
  5.63%, 9/8/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8,500,000             8,408,278
  5.64%, 8/28/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,909,133
Newell Co.:
  5.60%, 10/17/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,664,000
  5.60%, 9/19/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,688,889
                                                                                                                    --------------
                                                                                                                        79,453,545
                                                                                                                    --------------
OIL-INTEGRATED-0.4%
Repsol International Finance BV:
  5.39%, 7/15/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         11,000,000            10,976,943
  5.60%, 12/9/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         24,000,000            23,398,933
                                                                                                                    --------------
                                                                                                                        34,375,876
                                                                                                                    --------------
SAVINGS & LOANS-1.9%
First Bank FSB, 5.658%, 8/29/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,999,606
Great Western Bank FSB:
  5.60%, 8/21/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,801,667
  5.61%, 9/12/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,772,483
  5.61%, 9/17/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,817,675
  5.61%, 9/19/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,688,333
  5.62%, 9/11/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         40,000,000            39,550,700
Household Bank FSB., 5.71%, 9/19/97(1)  . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            25,000,000
                                                                                                                    --------------
                                                                                                                       173,630,464
                                                                                                                    --------------
SPECIAL PURPOSE FINANCIAL-15.2%
Asset Backed Capital Finance, Inc.:
  5.60%, 11/17/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000             4,891,889
  5.60%, 12/26/97(1)(2)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         40,000,000            39,987,424
  5.65%, 9/8/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         11,510,000            11,385,356
  5.66%, 3/16/98(1)(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,995,248
  5.66%, 8/1/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         48,000,000            47,766,053
  5.68%, 7/22/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,900,600
  5.687%, 12/15/97(1)(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,994,313
  5.70%, 8/22/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,794,167





                                                                              13


STATEMENT OF INVESTMENTS JUNE 30, 1997 (Continued)
Centennial Money Market Trust


                                                                                                    Face                Value
                                                                                                   Amount             See Note 1
                                                                                                ------------        --------------
SPECIAL PURPOSE FINANCIAL (CONTINUED)
Asset Backed Securities Investment Trust-Series 1997A, 5.738% 2/16/98(1)(2) . . . . . . .       $ 20,000,000        $   19,998,751
Asset Securitization Cooperative Corp.:
  5.59%, 12/3/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000             9,759,319
  5.60%, 9/18/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         21,000,000            20,741,933
  5.62%, 9/5/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         50,000,000            49,484,833
  5.62%, 9/8/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,676,850
  5.63%, 8/1/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,927,279
Beta Finance, Inc.:
  5.61%, 9/5/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         19,000,000            18,804,585
  5.62%, 9/26/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         14,500,000            14,303,066
  5.62%, 9/8/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         46,000,000            45,504,848
  5.65%, 7/11/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         23,000,000            22,963,903
Corporate Asset Funding Co., Inc.:
  5.60%, 12/12/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          7,000,000             6,821,422
  5.60%, 8/25/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,700,556
CXC, Inc.:
  5.58%, 9/26/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,595,450
  5.59%, 9/8/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         35,000,000            34,625,004
  5.61%, 9/10/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,668,075
  5.62%, 7/3/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         40,000,000            39,987,511
  5.62%, 8/15/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18,000,000            17,873,550
  5.62%, 9/3/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,750,222
  5.63%, 7/7/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,966,000            10,955,710
  5.63%, 7/9/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            29,962,467
  5.67%, 8/14/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         32,000,000            31,779,768
Enterprise Funding Corp.:
  5.61%, 8/11/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,904,163
  5.62%, 7/14/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         11,364,000            11,340,937
  5.65%, 7/16/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17,000,000            16,959,979
  5.67%, 8/15/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         21,482,000            21,329,746
  5.67%, 8/18/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,886,600
Falcon Asset Securitization Corp., 5.60%, 7/28/97(3)  . . . . . . . . . . . . . . . . . .         50,000,000            49,790,000
New Center Asset Trust, 5.27%, 7/28/97  . . . . . . . . . . . . . . . . . . . . . . . . .         25,000,000            24,901,188
Preferred Receivables Funding Corp.:
  5.58%, 10/16/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,751,225
  5.60%, 11/18/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         14,000,000            13,695,111
  5.60%, 9/8/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         36,800,000            36,405,013
  5.65%, 12/8/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,497,778





14


STATEMENT OF INVESTMENTS JUNE 30, 1997 (Continued)
Centennial Money Market Trust


                                                                                                    Face                Value
                                                                                                   Amount             See Note 1
                                                                                                ------------        --------------
SPECIAL PURPOSE FINANCIAL (CONTINUED)
Providian Mastertrust 1993-3:
  5.61%, 9/10/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $ 24,500,000        $   24,228,928
  5.62%, 9/11/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         11,000,000            10,876,360
Racers Series 1996-MM-12-3, 5.687%, 12/15/97(1)(2)  . . . . . . . . . . . . . . . . . . .         25,000,000            25,000,000
Racers Series 1997-MM-1-1, 5.687%, 1/15/98(1)(2)  . . . . . . . . . . . . . . . . . . . .         38,000,000            37,991,827
Sigma Finance, Inc.:
  5.40%, 7/21/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,955,000
  5.59%, 7/28/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,937,113
  5.60%, 10/15/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         13,500,000            13,277,400
  5.60%, 11/17/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6,000,000             5,870,267
  5.61%, 8/29/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,000,000            14,862,088
  5.62%, 9/10/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,600,000            15,427,091
  5.63%, 9/5/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,793,567
  5.64%, 8/28/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         40,000,000            39,636,533
  5.64%, 9/3/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9,000,000             8,909,760
  5.65%, 12/15/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         13,000,000            12,659,274
  5.68%, 7/25/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18,000,000            17,931,840
  5.69%, 11/26/97(3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,532,156
  5.70%, 8/19/97(3)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,844,833
SMM Trust 1996-B, 5.738%, 8/4/97(1)(2)  . . . . . . . . . . . . . . . . . . . . . . . . .         20,000,000            20,000,000
SMM Trust 1997-I, 5.687%, 5/29/98(1)(2) . . . . . . . . . . . . . . . . . . . . . . . . .         30,000,000            30,000,000
Tiers Series DCMT 1996-A, 5.717%, 10/15/97(1)(2)  . . . . . . . . . . . . . . . . . . . .         25,000,000            25,000,000
                                                                                                                    --------------
                                                                                                                     1,374,795,929
                                                                                                                    --------------
Total Short-Term Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            7,376,772,323
                                                                                                                    --------------

U.S. GOVERNMENT AGENCIES-0.9%
Federal Home Loan Bank, 5.67%, 8/1/97(1)  . . . . . . . . . . . . . . . . . . . . . . . .         60,000,000            59,995,504
Student Loan Marketing Assn., 5.82%, 1/23/98  . . . . . . . . . . . . . . . . . . . . . .         20,000,000            19,998,307
                                                                                                                    --------------
Total U.S. Government Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               79,993,811
                                                                                                                    --------------





                                                                              15


STATEMENT OF INVESTMENTS JUNE 30, 1997 (Continued)
Centennial Money Market Trust


                                                                                                    Face                Value
                                                                                                   Amount             See Note 1
                                                                                                ------------        --------------
FOREIGN GOVERNMENT OBLIGATIONS-1.9%
Bayerische Landesbank Girozentrale, 5.80%, 7/29/97(1) . . . . . . . . . . . . . . . . . .       $ 30,000,000        $   30,000,000
Swedish Export Credit Corp., 5.36%, 7/9/97  . . . . . . . . . . . . . . . . . . . . . . .         45,000,000            44,946,400
Westdeutsche Landesbank Girozentrale, 5.60%, 9/11/97  . . . . . . . . . . . . . . . . . .         50,000,000            49,440,000
Westdeutsche Landesbank Girozentrale, 5.61%, 8/29/97  . . . . . . . . . . . . . . . . . .         25,000,000            24,770,146
Westdeutsche Landesbank Girozentrale, guaranteeing commercial paper of:
  Unibanco-Uniao de Brancos Brasileiros S.A.-Grand Cayman-Series A, 5.61%, 9/8/97   . . .         25,000,000            24,731,187
                                                                                                                    --------------
Total Foreign Government Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . .                              173,887,733
                                                                                                                    --------------
Total Investments, at Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               96.9%        8,779,329,984
                                                                                                      ------        --------------
Other Assets Net of Liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                3.1           283,636,897
                                                                                                      ------        --------------
Net Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              100.0%       $9,062,966,881
                                                                                                      ======        ==============


Short-term notes, bankers' acceptances, direct bank obligations and letters of credit are generally traded on a discount basis; the interest rate is the discount rate received by the Trust at the time of purchase. Other securities normally bear interest at the rates shown.

1. Floating or variable rate obligation. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on June 30, 1997. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.

2. Restricted securities which are considered illiquid, by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale, amount to $427,213,563, or 4.71% of the Trust's net assets. The Trust may not invest more than 10% of its net assets (determined at the time of purchase) in illiquid securities.

3. Restricted securities, including those issued in exempt transactions without registration under the Securities Act of 1933 (the Act), amounting to $1,476,842,989, or 16.30% of the Trust's net assets, have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.




See accompanying Notes to Financial Statements.





16


STATEMENT OF ASSETS AND LIABILITIES June 30, 1997
Centennial Money Market Trust


ASSETS:
Investments, at value-see accompanying statement  . . . . . . . . . . . . . . . . . . . . . . . . . .         $8,779,329,984
Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                794,723
Receivables:
   Shares of beneficial interest sold   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            373,361,415
   Interest   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             24,187,765
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 80,687
                                                                                                              --------------
   Total assets   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9,177,754,574
                                                                                                              --------------

LIABILITIES:
Payables and other liabilities:
   Shares of beneficial interest redeemed   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             99,776,201
   Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             13,441,882
   Service plan fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                530,348
   Trustees' fees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  4,008
   Other  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,035,254
                                                                                                              --------------
     Total liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            114,787,693
                                                                                                              --------------

NET ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $9,062,966,881
                                                                                                              ==============

COMPOSITION OF NET ASSETS:
Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $9,062,904,841
Accumulated net realized gain on investment transactions  . . . . . . . . . . . . . . . . . . . . . .                 62,040
                                                                                                              --------------

NET ASSETS-applicable to 9,062,904,841 shares of beneficial
   interest outstanding   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $9,062,966,881
                                                                                                              ==============

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE  . . . . . . . . . . . . . . . . . . .                  $1.00


See accompanying Notes to Financial Statements.





                                                                              17


STATEMENT OF OPERATIONS For the Year Ended June 30, 1997
Centennial Money Market Trust

INVESTMENT INCOME-interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $443,824,705
                                                                                                 ------------

EXPENSES:
Management fees-Note 3  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          32,755,568
Service plan fees-Note 3  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          16,003,021
Transfer and shareholder servicing agent fees-Note 3  . . . . . . . . . . . . . . . . . .           5,938,571
Registration and filing fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2,077,649
Custodian fees and expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             812,579
Shareholder reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             774,249
Legal and auditing fees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              75,976
Tustees' fees and expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              44,237
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              64,846
                                                                                                 ------------

   Total expenses   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          58,546,696
                                                                                                 ------------
Less assumption of expenses by Centennial Asset Management Corp.    . . . . . . . . . . .          (4,890,123)
                                                                                                 ------------
Net Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          53,656,573
                                                                                                 ------------
NET INVESTMENT INCOME . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         390,168,132
NET REALIZED GAIN ON INVESTMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .              12,890
                                                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  . . . . . . . . . . . . . . . . . .        $390,181,022
                                                                                                 ============

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       Year Ended June 30,
                                                                              --------------------------------------
                                                                                   1997                     1996
                                                                              --------------          --------------
OPERATIONS:
Net investment income . . . . . . . . . . . . . . . . . . . . . . . .         $  390,168,132          $  303,412,547
Net realized gain . . . . . . . . . . . . . . . . . . . . . . . . . .                 12,890                 265,465
                                                                              --------------          --------------
Net increase in net assets resulting from operations  . . . . . . . .            390,181,022             303,678,012

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS . . . . . . . . . . . . .           (390,443,351)           (303,849,237)
BENEFICIAL INTEREST TRANSACTIONS:
Net increase in net assets resulting from beneficial interest
  transactions-Note 2   . . . . . . . . . . . . . . . . . . . . . . .          2,310,345,177           1,940,862,519
                                                                              --------------          --------------
NET ASSETS:
Total increase  . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,310,082,848           1,940,691,294
Beginning of period . . . . . . . . . . . . . . . . . . . . . . . . .          6,752,884,033           4,812,192,739
                                                                              --------------           -------------
End of period   . . . . . . . . . . . . . . . . . . . . . . . . . . .         $9,062,966,881          $6,752,884,033
                                                                              ==============          ==============


See accompanying Notes to Financial Statements.





18


\FINANCIAL HIGHLIGHTS
Centennial Money Market Trust

                                                                                  Year Ended June 30,
                                                             --------------------------------------------------------
                                                              1997         1996        1995         1994        1993
                                                             -----         ----        ----         ----        -----
PER SHARE OPERATING DATA:
Net asset value, beginning
  of period   . . . . . . . . . . . . . . . . . . . .         $1.00       $1.00        $1.00        $1.00      $1.00
Income from investment
  operations-net investment
  income and net realized gain  . . . . . . . . . . .           .05         .05          .05          .03        .03
Dividends and distributions to shareholders . . . . .          (.05)       (.05)        (.05)        (.03)      (.03)
                                                               ----        ----         ----         ----       ----
Net asset value, end of period  . . . . . . . . . . .         $1.00       $1.00        $1.00        $1.00      $1.00
                                                              =====       =====        =====        =====      =====
TOTAL RETURN, AT
  NET ASSET VALUE(1)  . . . . . . . . . . . . . . . .         4.97%       5.11%        5.21%        2.82%      2.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) . . . . . . .        $9,063      $6,753       $4,812       $2,559     $1,991
Average net assets (in millions)  . . . . . . . . . .        $8,033      $6,077       $3,342       $2,346     $1,701
Ratios to average net assets:
Net investment income   . . . . . . . . . . . . . . .         4.86%       4.99%        5.01%        2.84%      2.82%
Expenses, before voluntary
  assumption by the Manager   . . . . . . . . . . . .         0.73%       0.74%        0.77%        0.81%      0.83%
Expenses, net of voluntary
  assumption by the Manager   . . . . . . . . . . . .         0.67%       0.69%        0.73%        0.76%      0.78%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only.

See accompanying Notes to Financial Statements.





                                                                              19


NOTES TO FINANCIAL STATEMENTS
Centennial Money Market Trust

1. SIGNIFICANT ACCOUNTING POLICIES

Centennial Money Market Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust's investment objective is to seek the maximum current income that is consistent with low capital risk and the maintenance of liquidity. The Trust seeks to achieve this objective by investing in "money market" securities meeting specified quality standards. The Trust's investment adviser is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI). The following is a summary of significant accounting policies consistently followed by the Trust.

Investment Valuation-Portfolio securities are valued on the basis of amortized cost, which approximates market value.

Repurchase Agreements-The Trust requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Trust may be delayed or limited.

Federal Taxes-The Trust intends to continue to comply with provisions of the Internal Revenue code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

Distributions to Shareholders-The Trust intends to declare dividends from net investment income each day the New York stock Exchange is open for business and pay such dividends monthly. To effect its policy of maintaining a net asset value of $1.00 per share, the Trust may withhold dividends or make distributions of net realized gains.

Other-Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.





20


NOTES TO FINANCIAL STATEMENTS (Continued)
Centennial Money Market Trust


2. SHARES OF BENEFICIAL INTEREST

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                       Year Ended June 30, 1997                   Year Ended June 30, 1996
                                  ------------------------------------     -------------------------------------
                                       Shares               Amount             Shares                 Amount
                                  ---------------      ---------------     --------------       ----------------
Sold . . . . . . . . . . . . .    27,792,751,077      $ 27,792,751,077     21,158,638,888       $ 21,158,638,888
Dividends and distributions
  reinvested . . . . . . . . .       378,092,268           378,092,268        297,883,433            297,883,433
Redeemed . . . . . . . . . . .   (25,860,498,168)      (25,860,498,168)   (19,515,659,802)       (19,515,659,802)
                                 ---------------      ----------------    ---------------       ----------------
  Net increase . . . . . . . .     2,310,345,177      $  2,310,345,177      1,940,862,519       $  1,940,862,519
                                 ===============      ================    ===============       ================


3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; and 0.40% on net assets in excess of $1 billion. The Manager has agreed to reimburse the Trust if aggregate expenses (with specified exceptions) exceed the lesser of 1.5% of the first $30 million of average annual net assets of the trust, plus 1% of average annual net assets in excess of $30 million; or 25% of the total annual investment income of the Trust.

Independently of the investment advisory agreement, the Manager has voluntarily agreed to waive a portion of the management fee otherwise payable to it by the Trust to the extent necessary to: (a) permit the Trust to have a seven-day yield equal to that of Daily Cash Accumulation Fund, Inc., and (b) to reduce, on an annual basis, the management fee paid on the average net assets of the Trust in excess of $1 billion from 0.40% to: 0.40% of average net assets in excess of $1 billion but less than $1.25 billion; 0.375% of average net assets in excess of $1.25 billion but less than $1.50 billion; 0.35% of average net assets in excess of $1.50 billion but less than $2 billion; and 0.325% of average net assets in excess of $2 billion. This undertaking became effective as of December 1, 1991, and may be modified or terminated by the Manager at any time.





                                                                              21


NOTES TO FINANCIAL STATEMENTS (Continued)
Centennial Money Market Trust


Shareholder Services, Inc. (SSI), a subsidiary of OFI, is the transfer and shareholder servicing agent for the Trust, and for other registered investment companies. SSI's total costs of providing such services are allocated ratably to these companies.

Under an approved service plan, the Trust may expend up to 0.20% of its net assets annually to reimburse certain securities dealers and other financial institutions and organizations for costs incurred in distributing Trust shares.

                                  Exhibit A

                       DESCRIPTION OF SECURITIES RATINGS

Below is a description of the two highest rating categories for Short Term Debt and Long Term Debt by the "Nationally-Recognized Statistical Rating Organizations" which the Manager evaluates in purchasing securities on behalf of the Trust. The ratings descriptions are based on information supplied by the ratings organizations to subscribers.

Short Term Debt Ratings.

Moody's Investors Service, Inc. ("Moody's"): The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

Prime-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG".
These rating categories are as follows:

MIG1/VMIG1: Best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG2/VMIG2: High quality. Margins of protection are ample although not so large as in the preceding group.

Standard & Poor's Corporation ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1".

S&P's ratings for Municipal Notes due in three years or less are:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2:  Satisfactory capacity to pay principal and interest.

   S&P assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. With short-term demand debt, S&P's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A-1+").

Fitch Investors Service, Inc. ("Fitch"): Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+".

F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

Duff & Phelps, Inc. ("Duff & Phelps"): The following ratings are for commercial paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

Duff 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

IBCA Limited or its affiliate IBCA Inc. ("IBCA"): Short-term ratings, including commercial paper (with maturities up to 12 months), are as follows:

A1:   Obligations supported by the highest capacity for timely repayment.

A1: Obligations supported by a very strong capacity for timely repayment.

A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

Thomson BankWatch, Inc. ("TBW"): The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less.

TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

TBW-2:The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

Long Term Debt Ratings. These ratings are relevant for securities purchased by the Trust with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations.

Moody's:  Bonds (including municipal bonds) are rated as follows:

Aaa: Judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues.

Aa: Judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

Moody's applies numerical modifiers "1", "2" and "3" in its "Aa" rating classification. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's:  Bonds (including municipal bonds) are rated as follows:

AAA: The highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: A strong capacity to pay interest and repay principal and differ from "AAA" rated issues only in small degree.

Fitch:

AAA: Considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

Duff & Phelps:

AAA: The highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

IBCA: Long-term obligations (with maturities of more than 12 months) are rated as follows:

AAA: The lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risk significantly.

AA: A very low expectation for investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

A plus (+) or minus (-) sign may be appended to a long term rating to denote relative status within a rating category.

TBW: TBW issues the following ratings for companies. These ratings assess the likelihood of receiving payment of principal and interest on a timely basis and incorporate TBW's opinion as to the vulnerability of the company to adverse developments, which may impact the market's perception of the company, thereby affecting the marketability of its securities.

A: Possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

A/B: The company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

                                  Exhibit B

                      CORPORATE INDUSTRY CLASSIFICATIONS


Aerospace/Defense
Air Transportation
Auto Parts  Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable  Television
Chemicals
Commercial  Finance
Computer  Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified  Financial
Diversified  Media
Drug Stores
Drug  Wholesalers
Durable  Household  Goods
Education
Electric  Utilities
Electrical  Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental

Food
Gas Utilities
Gold
Health  Care/Drugs
Health  Care/Supplies  & Services
Homebuilders/Real  Estate
Hotel/Gaming
Industrial  Services
Information  Technology
Insurance Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings  & Loans
Shipping
Special  Purpose  Financial
Specialty  Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking
Wireless Services

                                   Exhibit C

                     AUTOMATIC WITHDRAWAL PLAN PROVISIONS

By requesting an Automatic Withdrawal Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and elsewhere in the Application for such Plans, and the Prospectus and this Statement of Additional Information as they may be amended from time to time by the Trust and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

      Trust shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and distributions followed by shares acquired with a sales charge will be redeemed to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made to shareholders under such plans should not be considered as a yield or income on investment. Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges on purchases when made. Accordingly, a shareholder may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases.

   1. Shareholder Services, Inc., the Transfer Agent of the Trust, will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent.

   2. Certificates will not be issued for shares of the Trust purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Trust. Any share certificates now held by the Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan. Those shares will be carried on the Planholder's Plan Statement.

   3. Distributions of capital gains must be reinvested in shares of the Trust, which will be done at net asset value without a sales charge. Dividends may be paid in cash or reinvested.

   4. Redemptions of shares in connection with disbursement payments will be made at the net asset value per share determined on the redemption date.

   5. Checks or ACH payments will be transmitted three business days prior to the date selected for receipt of the monthly or quarterly payment (the date of receipt is approximate), according to the choice specified in writing by the Planholder.

   6. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed at any time by the Planholder on written notification to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification before the requested change can be put in effect.

   7. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then current Prospectus of the Trust) to redeem all, or any part of, the shares held under the Plan. In such case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Trust's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

   8. The Plan may, at any time, be terminated by the Planholder on written notice to the Transfer Agent, or by the Transfer Agent upon receiving directions to that effect from the Trust. The Transfer Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Transfer Agent or the Trust, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

   9. For purposes of using shares held under the Plan as collateral, the Planholder may request issuance of a portion of his shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares as to which a certificate may be issued, so as not to cause the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. Should such uncertificated shares become exhausted, Plan withdrawals will terminate.

   10. The Transfer Agent shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith.

   11. In the event that the Transfer Agent shall cease to act as transfer agent for the Trust, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

Investment Advisor and Distributor
Centennial Asset Management Corporation
6803 South Tucson Way
Englewood, Colorado 80112

Sub-Distributor
OppenheimerFunds Distributor, Inc.
PO Box 5254
Denver, Colorado 80217

Transfer Agent and Shareholder Servicing Agent
Shareholder Services, Inc.
P.O. Box 5143
Denver, Colorado 80217
1-800-525-9310

Custodian
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202
















PXO150.001.1097

Centennial Tax Exempt Trust

6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-9310

Statement of Additional Information dated October 1, 1997

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Trust and supplements information in the Prospectus dated October 1, 1997. It should be read together with the Prospectus which may be obtained by writing to the Trust's Transfer Agent, Shareholder Services, Inc. at P.O. Box 5143, Denver, Colorado 80217-5143 or by calling the Transfer Agent at the toll-free number shown above.

Contents                                                                  Page

Investment Objective and Policies.............................................
Other Investment Restrictions.................................................

Appendix
Trustees and Officers.........................................................
Investment Management Services................................................
Service Plan..................................................................
Purchase, Redemption and Pricing of Shares....................................
Exchange of Shares ...........................................................
Yield Information.............................................................
Additional Information........................................................

Financial Information About the Trust
Independent Auditors' Report..................................................
Financial Statements..........................................................

Exhibits
Exhibit A:   Description of Securities Ratings................................
Exhibit B:   Industry Classifications.........................................
Exhibit C:   Automatic Withdrawal Plan Provisions.............................
Exhibit D:   Tax Equivalent Yield Table.......................................

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Trust are described in the Prospectus. Set forth below is supplemental information about those policies. Certain capitalized terms used in this Statement of Additional Information are defined in the Prospectus.

      The Trust will not make investments with the objective of seeking capital growth. However, the value of the securities held by the Trust may be affected by changes in general interest rates. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security would normally decline in value. Conversely, should interest rates decrease after a security is purchased, its value would rise. However, those fluctuations in value will not generally result in realized gains or losses to the Trust since the Trust does not usually intend to dispose of securities prior to their maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. To a limited degree, the Trust may engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or other considerations, the Trust believes such disposition advisable or needs to generate cash to satisfy redemptions. In such cases, the Trust may realize a capital gain or loss.

      There are, or course, variations in Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. The yields of Municipal Securities depend on, among other things, general money market conditions, general conditions of the Municipal Securities market, the size of a particular offering, the maturity of the obligation and rating of the issue. The market value of Municipal Securities will vary as a result of changing evaluations of the ability of their issuers to meet interest and principal payments, as well as changes in the interest rates payable on new issues of Municipal Securities.

Municipal Bonds. The principal classifications of long-term Municipal Bonds are "general obligation," "revenue" and "industrial development" bonds.

      o General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

      o Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

      o Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal Notes. Municipal Securities having a maturity when issued of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs and include:

      o Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or business taxes, and are payable from these specific future taxes.

      o Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under Federal revenue sharing programs.

     o Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

     o Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration.

      o Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

Participation Interests. The Trust may purchase participation interests in all or part of loans to municipal borrowers from financial institutions such as banks, insurance companies and savings and loan associations. Such institutions frequently provide, or secure from another financial institution, letters of credit or guarantees to secure the interests, and give the buyer the right to demand payment of the principal amount of the participation interests plus accrued interest on short notice (normally within seven days). In the event of a failure by the issuer to pay scheduled interest or principal payments on the underlying municipal security, the Trust could experience a decline in its net asset value. In the event of a failure by the financial institution to perform its obligations in connection with the participation interest, the Trust might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest. The Trust may buy participation interests in Municipal Securities having maturities of more than one year if the participation interests include the right to demand payment from the financial institution (which may charge fees in connection with their repurchase commitments) consistent with the Trust's other investment policies and restrictions.

Municipal Lease Obligations. From time to time the Trust may invest more than 5% of its net assets in municipal lease obligations, generally through the acquisition of certificates of participation, that the Manager has determined to be liquid under guidelines set by the Board of Directors. Those guidelines require the Manager to evaluate: (1) the frequency of trades and price quotations for such securities; (2) the number of dealers or other potential buyers willing to purchase or sell such securities; (3) the availability of market-makers; and (4) the nature of the trades for such securities. The Manager will also evaluate the likelihood of a continuing market for such securities throughout the time they are held by the Trust and the credit quality of the instrument. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may be applicable to Municipal Securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources; such revenue may be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of the municipality.

Floating Rate/Variable Rate Obligations. Floating rate put bonds and variable rate demand notes are tax-exempt obligations which may have a stated maturity in excess of one year, but may include features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year on not more than thirty days' notice at any time. The issuer of such notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the holder. The interest rate on a floating rate demand note is based on a stated prevailing market rate and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of no more than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. There is no limit on the amount of the Trust's assets that may be invested in floating rate and variable rate obligations that meet the requirements of rule 2a-7. Floating rate or variable rate obligations which do not provide for recovery of principal and interest within seven days may be subject to the limitations applicable to illiquid securities described in "Investment Objective and Policies - Illiquid and Restricted Securities" in the Prospectus.

Puts and Standby Commitments. When the Trust buys Municipal Securities, it may obtain a standby commitment from the seller to repurchase the securities that entitles the Trust to achieve same day settlement from the repurchaser and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A put purchased in conjunction with a Municipal Security enables the Trust to sell the underlying security within a specified period of time at a fixed exercise price. The Trust may pay for a standby commitment or put either separately in cash or by paying a higher price for the securities acquired subject to the standby commitment or put. The Trust will enter into these transactions only with banks and dealers which, in the Manager's opinion, present minimal credit risks. The Trust's purchases of puts are subject to the provisions of Rule 2a-7 under the Investment Company Act because the Trust uses the amortized cost method to value its portfolio securities. An unconditional put or guarantee with respect to a security will not be deemed to be issued by the institution providing the guarantee or put, provided that the value of all securities held by the Trust and issued or guaranteed by the issuer providing the guarantee or put shall not exceed 10% of the Trust's total assets.

      The Trust's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Trust might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere. Puts and standby commitments are not transferrable by the Trust, and therefore terminate if the Trust sells the underlying security to a third party. The Trust intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements may enable the Trust to sell a security at a pre-arranged price which may be higher than the prevailing market price at the time the put or standby commitment is exercised. Any consideration paid by the Trust for the put or standby commitment (which increases the cost of the security and reduces the yield otherwise available from the security) will be reflected on the Trust's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires.

When-Issued and Delayed Delivery Transactions. As stated in the Prospectus, the Trust may invest in Municipal Securities on a "when-issued" or "delayed delivery" basis. Payment for and delivery of the securities shall not exceed 120 days from the date the offer is accepted. The purchase price and yield are fixed at the time the buyer enters into the commitment. During the period between the time of commitment and settlement, no payment is made by the Trust to the issuer and no interest accrues to the Trust from this investment. However, the Trust intends to be as fully invested as possible and will not invest in when-issued securities if its income or net asset value will be materially adversely affected. At the time the Trust makes the commitment to purchase a Municipal Security on a when-issued basis, it will record the transaction on its books and reflect the value of the security in determining its net asset value. It will also segregate cash or other liquid high quality Municipal Securities equal in value to the commitment for the when-issued securities. While when-issued securities may be sold prior to settlement date, the Trust intends to acquire the securities upon settlement unless a prior sale appears desirable for investment reasons. There is a risk that the yield available in the market when delivery occurs may be higher than the yield on the security acquired.

Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on Municipal Securities. The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on obligations issued by or on behalf of a state or local government, the proceeds of which are used to finance the operations of such governments (e.g., general obligation bonds) continues to be tax-exempt. However, the Tax Reform Act further limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds (other than those specified as "qualified" tax-exempt private activity bonds, e.g., exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified Section 501(c)(3) bonds, qualified student loan bonds, etc.) is taxable under the revised rules.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. Further, a private activity bond which would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision is applicable primarily to exempt facility bonds, including industrial development bonds. The Trust may not be an appropriate investment for entities which are "substantial users" (or persons related thereto) of such exempt facilities, and such persons should consult their own tax advisors before purchasing shares. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or the investor's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds. In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds. The value of the Trust's portfolio could be affected if there is a reduction in the availability of such bonds. That value may also be affected by a 1988 U.S. Supreme Court decision upholding the constitutionality of the imposition of a Federal tax on the interest earned on Municipal Securities issued in bearer form.

      A Municipal Security is treated as a taxable private activity bond under a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold. (The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a governmental unit.) Under the private loan restriction, the amount of bond proceeds which may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of Municipal Securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or use of the bond-financed facility. The Trust makes no independent investigation of the users of such bonds or their use of proceeds. Should the Trust hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously paid to shareholders.

      The Federal alternative minimum tax is designed to ensure that all taxpayers pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items in arriving at alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of its proportionate share of the interest on such bonds received by the regulated investment company. In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income. The Trust may hold Municipal Securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Trust) will be subject to the Federal alternative minimum tax on individuals and corporations. The Trust anticipates that under normal circumstances it will not purchase any such securities in an amount greater than 20% of its total assets.

Ratings of Securities. The Prospectus describes "Eligible Securities" in which the Trust may invest and indicates that if a security's rating is downgraded, the Manager and/or the Board may have to reassess the security's credit risks. If a security has ceased to be a First Tier Security, the Manager will promptly reassess whether the security continues to present "minimal credit risks." If the Manager becomes aware that any Rating Organization has downgraded its rating of a Second Tier Security or rated an unrated security below its second highest rating category, the Trust's Board of Trustees shall promptly reassess whether the security presents minimal credit risks and whether it is in the best interests of the Trust to dispose of it. If a security is in default, or ceases to be an Eligible Security, or is determined no longer to present minimal credit risks, the Board must determine whether it would be in the best interests of the Trust to dispose of the security. In each of the foregoing instances, Board action is not required if the Trust disposes of the security within five days of the Manager learning of the downgrade, in which event the Manager will provide the Board with subsequent notice of such downgrade. The Rating Organizations currently designated as such by the Securities and Exchange Commission ("SEC") are Standard & Poor's Corporation, Moody's Investors Service, Inc., Fitch Investors Services, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate, IBCA, Inc., and Thomson BankWatch, Inc. A description of the ratings categories of those Rating Organizations is contained in Exhibit A.

Repurchase Agreements. In a repurchase transaction, the Trust acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank having total domestic assets of at least $1 billion or a broker-dealer with a net capital of at least $50 million and which has been designated a primary dealer in government securities). The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended (the "Investment Company Act") collateralized by the underlying security. The Trust's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

Diversification. For purposes of diversification under the Investment Company Act, and the Trust's investment restrictions, the identification of the issuer of a Municipal Bond or Note depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity.

Other Investment Restrictions

The Trust's significant investment restrictions are set forth in the Prospectus. The following investment restrictions are also fundamental investment policies of the Trust and, together with the fundamental policies and restrictions described in the Prospectus, cannot be changed without the vote of a majority of the Trust's outstanding shares. Under the Investment Company Act, such a majority vote is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at a shareholder's meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Under these additional restrictions, the Trust cannot:

     o invest in commodities or commodity contracts or invest in interests in oil, gas or other mineral exploration or development programs;

        o invest in real estate; however the Trust may purchase Municipal Bonds or Notes secured by interests in real estate;

        o make short sales of securities or purchase securities on margin, except for short-term credits necessary for the clearance of purchases and sales of portfolio securities;

        o invest in or hold securities of any issuer if those officers and trustees or directors of the Trust or its advisor who beneficially own individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer;

        o underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter for purposes of the Securities Act of 1933; or

        o invest in securities of other investment companies except as they may be acquired as part of a merger, consolidation or acquisition of assets.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Trust makes an investment, and the Trust need not sell securities to meet the percentage limits if the value of the investment increased in proportion to the size of the Trust. For purposes of the Trust's policy not to concentrate in securities of issuers as described in the investment restrictions listed in the Prospectus, the Trust has adopted the industry classifications set forth in Exhibit B to this Statement of Additional Information. This is not a fundamental policy.

APPENDIX

This Appendix is part of the Statement of Additional Information of Centennial Money Market Trust ("Money Market Trust"), Centennial Tax Exempt Trust ("Tax Exempt Trust") and Centennial Government Trust ("Government Trust"), each of which is referred to in this Appendix individually as a "Trust" and collectively are referred to as the "Trusts." Unless otherwise indicated, the information in this Appendix applies to each Trust.

Trustees and Officers

The Trustees and officers of the Trusts and their principal business affiliations and occupations during the past five years are listed below. Sam Freedman became a Trustee on June 27, 1996. All Trustees are trustees of each of the Trusts. The Trustees are also trustees, directors, or managing general partners of Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial New York Tax Exempt Trust, Daily Cash Accumulation Fund, Inc., Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Equity Income Fund, Oppenheimer High Yield Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and The New York Tax Exempt Income Fund, Inc. (all of the foregoing funds are collectively referred to as the "Denver Oppenheimer funds") except for Ms.
Macaskill, who is a Trustee, Director or Managing Partner of all the Denver-based Oppenheimer funds except Oppenheimer Integrity Funds, Oppenheimer Strategic Income Fund, Oppenheimer Variable Account Funds and Panorama Series Fund Inc. Mr. Fossel is not a trustee of Centennial New York Tax Exempt Trust and he is not a Managing General Partner of Centennial America Fund, L.P. Ms. Macaskill is President and Mr. Swain is Chairman and Chief Executive Officer of the Denver Oppenheimer funds. All of the officers except Mr. Carbuto, Ms. Wolf, Mr. Zimmer and Ms. Warmack hold similar positions with each of the Denver Oppenheimer funds. As of September 8, 1997, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of any Trust. This does not reflect ownership of shares held of record by an employee benefit plan for employees of OppenheimerFunds, Inc., the parent of the Manager (for which two of the officers listed below, Ms. Macaskill and Mr. Donohue, are trustees) other than the shares beneficially owned under that plan by the officers of the funds listed above.

ROBERT G. AVIS, Trustee*; Age 66
One North Jefferson Avenue, St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment advisor and trust company, respectively).

WILLIAM A. BAKER, Trustee; Age 82
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

CHARLES CONRAD, JR., Trustee; Age 67
1501 Quail Street, Newport Beach, California 92660
Chairman and Chief Executive Officer of Universal Space Lines, Inc. (A space services management company); formerly, Vice President of McDonnell Douglas Space Systems Co. and associated with National Aeronautics and Space Administration.

JON S. FOSSEL, Trustee; Age 55
Box 44 Mead Street, Waccabuc, New York 10597
Member of the Board of Governors of the Investment Company Institute (a national trade association of investment companies), Chairman of the Investment Company Institute Education Foundation; Formerly Chairman and a director of OppenheimerFunds, Inc. ("OFI"), the immediate parent of Centennial Asset Management Corporation ("Manager"); formerly President and a director of Oppenheimer Acquisition Corp.("OAC"), OFI's parent holding company; formerly a director of Shareholder Services, Inc. ("SSI") and Shareholder Financial Services, Inc. ("SFSI"), transfer agent subsidiaries of OFI.

SAM FREEDMAN, Trustee; Age 56
4975 Lakeshore Drive, Littleton, Colorado 80123
Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services (a transfer agent); Formerly Chairman, Chief Executive Officer and a director of SSI; Formerly Chairman, Chief Executive Officer and director of SFSI; Vice President and a director of OAC and a director of OFI.

RAYMOND J. KALINOWSKI, Trustee; Age 68
44 Portland Drive, St. Louis, Missouri 63131
Director of Wave Technologies International, Inc.(a computer products training company), formerly Vice Chairman and a director of A.G. Edwards, Inc., parent holding company of A.G. Edwards & Sons, Inc. (a broker-dealer), of which he was a Senior Vice President.

C. HOWARD KAST, Trustee; Age 75
2552 E. Alameda, Denver, Colorado 80209
Formerly Managing Partner of  Deloitte, Haskins & Sells (an accounting firm).

ROBERT M. KIRCHNER, Trustee; Age 75
7500 East Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

BRIDGET A. MACASKILL, President and Trustee*; Age 49
Two World Trade Center, New York, New York 10048-0203
President, Chief Executive Officer and a director of OFI and HarbourView Asset Management Corporation ("HarbourView"), a subsidiary of OFI; Chairman and a director of SSI and SFSI; President and a director of OAC and Oppenheimer Partnership Holdings Inc., a holding company subsidiary of OFI; a director of Oppenheimer Real Asset Management, Inc. ("Real Asset"); formerly an Executive Vice President of OFI.

NED M. STEEL, Trustee; Age 82
3416 South Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; a director of Visiting Nurse Corporation of Colorado; formerly Senior Vice President and a director of the Van Gilder Insurance Corp. (insurance brokers).

JAMES C. SWAIN, Chairman, Chief Executive Officer and Trustee*; Age 63
6803 South Tucson Way, Englewood, Colorado 80112
Vice Chairman of OFI; formerly President and a director of the Manager, and formerly Chairman of the Board of SSI.

MICHAEL A. CARBUTO, Vice President and Portfolio Manager of Tax Exempt Trust; Age 42
Two World Trade Center, New York, New York 10048-0203
Vice President of the Manager and OFI; an officer of other Oppenheimer funds.

DOROTHY WARMACK, Vice President and Portfolio Manager of Money Market Trust and Government Trust; Age 61
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager and OFI; an officer of other Oppenheimer funds.

CAROL E. WOLF, Vice President and Portfolio Manager of Money Market Trust and Government Trust; Age 46
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager and OFI; an officer of other Oppenheimer funds.

ARTHUR J. ZIMMER, Vice President and Portfolio Manager of Money Market Trust and Government Trust; Age 51
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager and OFI; an officer of other Oppenheimer funds.

ANDREW J. DONOHUE, Vice President and Secretary; Age 47
Two World Trade Center, New York, New York 10048-0203
Executive Vice President, General Counsel and a director of OFI and OppenheimerFunds Distributor, Inc. ("OFDI") Harbour View, SSI, SFSI, Oppenheimer Partnership Holdings Inc. and MultiSource Services, Inc. (a broker-dealer); President and a director of the Manager; President and a director of Real Asset; Secretary and General Counsel of OAC; an officer of other Oppenheimer funds.

GEORGE C. BOWEN, Vice President,  Treasurer and Assistant Secretary; Age 61
6803 South Tucson Way, Englewood,  Colorado 80112
Senior Vice President and Treasurer of OFI; Vice President and Treasurer of OFDI and HarbourView; Senior Vice President, Treasurer Assistant Secretary and a director of the Manager; President, Treasurer and a director of Centennial Capital Corporation; Senior Vice President, Treasurer and Secretary of SSI; Vice President, Treasurer and Secretary of SFSI; Treasurer of OAC; Treasurer of Oppenheimer Partnership Holdings, Inc.; Vice President and Treasurer of Real Asset;

Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc.; an officer of other Oppenheimer funds.

ROBERT G. ZACK, Assistant Secretary; Age 49
Two World Trade Center, New York, New York 10048-0203
Senior Vice President and Associate General Counsel of OFI; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

ROBERT J. BISHOP, Assistant Treasurer; Age 38
6803 South Tucson Way, Englewood, Colorado 80112
Vice  President  of  the  OFI/Mutual  Fund  Accounting;   an  officer  of  other
Oppenheimer funds; formerly a Fund Controller for OFI.

SCOTT T. FARRAR, Assistant Treasurer; Age 32
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of OFI/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for OFI.
----------------------
* A Trustee who is an "interested person" of the Trusts as defined in the Investment Company Act.

Remuneration of Trustees. The officers of the Trusts and certain Trustees of the Trusts (Ms. Macaskill and Mr. Swain) who are affiliated with the Manager receive no salary or fee from the Trusts. Mr. Fossel did not receive any salary or fees from the Trusts prior to January 1, 1997. The remaining Trustees of the Trusts received the compensation shown below. Mr. Freedman became a Trustee on June 27, 1996 and received no compensation from the Trusts before that date. The compensation from the Trusts was paid during its fiscal year ended June 30, 1997. The compensation from all of the Denver-based Oppenheimer funds include the Trusts and is compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 1996.

                        Aggregate         Aggregate      Aggregate      Total
                        Compensation      Compensation   Compensation   Compensation
                        from the          from the       from the       from all
                        Money Market      Tax Exempt     Government     Denver-based
Name and Position       Trust             Trust          Trust          Oppenheimer funds(1)

Robert G. Avis          $4,578            $2,516         $1,888         $58,003
 Trustee

William A. Baker         $6,290            $3,226         $2,594         $79,715
 Audit and Review
 Committee Ex-Officio
 Member (2) and Trustee



                                           A-4




Charles Conrad, Jr.     $5,896            $3,024         $2,432         $74,717
 Trustee(3)

Jon S. Fossel           $2,125            $1,090         $   876        None
Trustee

Sam Freedman            $3,373            $1,729         $1,391         $29,502
Audit and Review
Committee Member(2)
and Trustee

Raymond J. Kalinowski   $5,626            $2,885         $2,320         $74,173
 Audit and Review
 Committee Member(2)
 and Trustee

C. Howard Kast          $5,874            $3,012         $2,422         $74,173
 Audit and Review
 Committee  Chairman(2)
 and Trustee

Robert M. Kirchner      $5,897            $3,024         $2,432         $74,717
 Trustee(3)

Ned M. Steel            $4,578            $2,348         $1,888         $58,003
 Trustee

(1) For the 1996 calendar year. (2) Committee  positions  effective July 1, 1997
(3) Prior to July 1, 1997, Messrs. Conrad and Kirchner were also members of the Audit And Review Committee.

Deferred Compensation Plan. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they receive from the Fund. Under the Plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the Plan will be vary based upon the performance of the selected funds. Deferral of Trustees' fees under the Plan does not affect the amounts paid to the Trustee by the Fund and will not materially affect the Fund's assets, liabilities and net income per share. The Plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the Plan without shareholder approval.

Major Shareholders. As of September 8, 1997, A.G. Edwards & Sons, Inc. ("A.G. Edwards"), 1 North Jefferson Avenue, St. Louis, MO 63103 was the record owner of 9,596,900,481.40 shares of

Money   Market   Trust,   1,817,332,367.93   shares  of  Tax  Exempt  Trust  and
1,081,190,679 shares of Government Trust (approximately 98.83%, 98.35% and 96.92% of outstanding shares, respectively, of these Trusts). A.G. Edwards has advised the Trusts that all such shares are held for the benefit of brokerage clients and that no such client owned beneficially 5% or more of the outstanding shares of any of the Trusts.

Investment Management Services

The  Manager is  wholly-owned  by OFI,  which is a  wholly-owned  subsidiary  of
Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is owned by certain of OFI's directors and officers, some of whom may serve as officers of the Trust, and two of whom (Mr. Swain and Ms. Macaskill) serve as Trustees of the Trust.

      The management fee is payable monthly to the Manager under the terms of the investment advisory agreements between the Manager and each Trust (collectively, the "Agreements"), and is computed on the aggregate net assets of the respective Trust as of the close of business each day. The management fees paid to the Manager by the Trusts during their last three fiscal periods were as follows: (a) $12,657,193, $21,572,513 and $32,755,568 paid for the fiscal years ended June 30, 1995, 1996 and 1997, respectively, of Money Market Trust; (b) $5,050,991, $6,380,737 and $6,858,451 paid for the fiscal years ended June 30,
1995, 1996 and 1997, respectively, of Tax Exempt Trust; and (c) $3,414,212, $4,468,617 and $4,743,430 paid for the fiscal years ended June 30, 1995, 1996 and 1997, respectively, of Government Trust.

      The Agreements require the Manager, at its expense, to provide the Trusts with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Trusts, including the compilation and maintenance of records with respect to operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Trusts.
Expenses not expressly assumed by the Manager under the Agreements or as Distributor of the shares of the Trusts, are paid by the Trusts. The Agreements list examples of expenses paid by the Trusts, the major categories of which relate to interest, taxes, certain insurance premiums, fees to unaffiliated Trustees, legal, bookkeeping and audit expenses, brokerage, custodian and transfer agent expenses, share issuance costs, certain printing costs (excluding the cost of printing prospectuses for sales materials) and registration fees, and non-recurring expenses, including litigation. The Agreements permit the Manager to act as investment advisor for any other person, firm or corporation.

      Under its Agreements with the Money Market Trust and the Government Trust, respectively, the Manager has agreed to reimburse each Trust to the extent that the Trust's total expenses (including the management fee but excluding interest, taxes, brokerage commissions, and extraordinary expenses such as litigation costs) exceed in any fiscal year the lesser of: (i) 1.5% of average annual net assets of the Trust up to $30 million plus 1% of the average annual net assets in excess of $30 million or; (ii) 25% of the total annual investment income of the Trust.

      Independently of the Money Market Trust's Agreement, the Manager has voluntarily agreed to waive a portion of the management fee otherwise payable to it by the Money Market Trust as described in the Prospectus under "The Manager and Its Affiliates - Fees and Expenses". For fiscal year ended June 30, 1995, June 30, 1996 and June 30, 1997, the reimbursements by the Manager to Money Market Trust were $0, $0 and $4,890,123, respectively.

      Under its Agreement with Tax Exempt Trust, when the value of the Fund's net assets is less than $1.5 billion, the annual fee payable to the Manager is reduced by $100,000 based on the average net assets computed daily and paid monthly at the annual rates, but in no event shall the annual fee be less than $0. This contractual provision resulted in a reduction of the fee which would otherwise have been payable to the Manager during the fiscal years ended June 30, 1995, 1996 and 1997, respectively, in the following amounts: $100,000, $19,945 and $100,000.

      In addition, under its Agreement with Tax Exempt Trust, the Manager has agreed to assume that Trust's expenses to the extent that the total expenses (as described above) of the Trust exceed the most stringent limits prescribed by any state in which the Trust's shares are offered for sale. The payment of the management fee at the end of any month will be reduced so that at no time will there be any accrued but unpaid liabilities under any of these expense assumptions. No reimbursement or assumption was necessary by the Manager to Government Trust during its three most recent fiscal years. As a result of changes in federal securities laws which have effectively pre-empted state expense limitations, the contractual commitment relating to such reimbursements is no longer relevant.

      The Tax Exempt Trust Agreement provides that the Manager assumes no responsibility under the Agreement other than that which is imposed by law, and shall not be responsible for any action of the Board of Trustees of the Trust in following or declining to follow any advice or recommendations of the Manager. The Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Trust in connection with matters to which the Agreement relates, except a loss resulting by reason of the Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under the Agreement.

      The Agreements of Money Market Trust and Government Trust provide that the Manager shall not be liable for any loss sustained by reason of the adoption of an investment policy or the purchase, sale or retention of any security on its recommendation, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith, provided that nothing in the Agreements shall be construed to protect the Manager against any liability to such Trusts or their shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such Agreements.

Portfolio Transactions. Portfolio decisions are based upon the recommendations and judgment of the Manager subject to the overall authority of the Board of Trustees. As most purchases made by the Trust are principal transactions at net prices, the Trust incurs little or no brokerage costs. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked prices. The Trust's policy of investing in short-term debt securities with maturities of less than one year results in high portfolio turnover. However, since brokerage commissions, if any, are small and securities are usually held to maturity, high turnover does not have an appreciable adverse effect upon the net asset value or income of the Trust in periods of stable or declining rates, and may have a positive effect in periods of rising interest rates.

      The Trust seeks to obtain prompt and reliable execution of orders at the most favorable net price. If brokers are used for portfolio transactions, transactions are directed to brokers furnishing execution and research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Trust and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager to make available additional views for consideration and comparisons, and to enable the Manager to obtain market information for the valuation of securities held in the Trust's portfolio or being considered for purchase. In the rare instances where the Trust pays commissions for research, the Board of Trustees, including the independent Trustees of the Trust, will review information furnished by the Manager as to the commissions paid to brokers furnishing such services in an effort to ascertain that the amount of such commissions was reasonably related to the value or the benefit of such services. The Trust does not direct the handling of purchases or sales of portfolio securities, whether on a principal or agency basis, to brokers for selling shares of the Trust. No portfolio transactions are handled by brokers which are affiliated with the Trust or the Manager if that broker is acting as principal.

Service Plan

Each Trust has adopted a Service Plan (the "Plan") under Rule 12b-1 of the Investment Company Act, pursuant to which the Trust will reimburse the Distributor for a portion of its costs incurred in connection with the services rendered to the Trust, as described in the Prospectus. Each Plan has been approved: (i) by a vote of the Board of Trustees of the Trust, including a majority of the "Independent Trustees" (those Trustees of the Trust who are not "interested persons," as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to the Plan) cast in person at a meeting called for the purpose of voting on the Plan; and (ii) by the vote of the holders of a "majority of the outstanding voting securities " (as defined under the Investment Company Act) of that Trust's outstanding voting securities. In approving each Plan, the Board determined that it is likely each Plan will benefit the shareholders of that Trust.

      The Distributor has entered into Supplemental Distribution Assistance Agreements ("Supplemental Agreements") under the Plan with selected dealers distributing shares of Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust and Oppenheimer Cash Reserves. Quarterly payments by the Distributor, which are not a Trust expense, for distribution-related services will range from 0.10% to 0.30%, annually, of the average net asset value of shares of these funds owned during the quarter beneficially or of record by the dealer or its customers. However, no payment shall be made to any dealer for any quarter during which the average net asset value of shares of such funds owned during that quarter by the dealer or its customers is less than $5 million. Payments made pursuant to Supplemental Agreements are not a fund expense, but are made by the Distributor out of its own resources or out of the resources of the Manager which may include profits derived from the advisory fee it receives from each such fund. No such supplemental payments will be paid to any dealer which is an "affiliate" (as defined in the Investment Company Act) of the Distributor.

      Each Plan, unless terminated as described below, shall continue in effect from year to year but only so long as such continuance is specifically approved at least annually by each Trust's Board of Trustees, including its Independent Trustees, by a vote cast in person at a meeting called for that purpose. The Supplemental Agreements are subject to the same renewal requirement. A Plan and the Supplemental Agreements may be terminated at any time by the vote of a majority of the Trust's Independent Trustees or by the vote of the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust's outstanding voting securities. The Supplemental Agreements will automatically terminate in the event of their "assignment" (as defined in the Investment Company Act), and each may be terminated by the
Distributor: (i) in the event a Trust amends its Plan, or (ii) if the net asset value of shares of the funds covered by the Supplemental Agreements held by the dealer or its customers is less than $5 million for two or more consecutive quarters. A dealer may terminate a Supplemental Agreement at any time upon giving 30 days' notice. Each Plan may not be amended to increase materially the amount of payments to be made unless such amendment is approved by the shareholders of that Trust. All material amendments must be approved by the Independent Trustees.

      Under each Plan, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Trust shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Trust's Independent Trustees. The Board of Trustees has set the fee at the maximum rate and set no minimum amount. The Plans permit the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from advisory fees) at no cost to a Trust. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

      Each Recipient who is to receive distribution payments for any month or quarter is required to certify in writing that the aggregate payments to be received from the applicable Trust during that month or quarter do not exceed the Recipient's administrative and sales related costs in rendering distribution assistance during the month or quarter, and will reimburse the Trust for any excess.

      For each Trust's fiscal year ended June 30, 1997, payments to the Distributor under its Plan totaled $16,003,021, $3,177,577 and $2,060,666 for Money Market Trust, Tax Exempt Trust and Government Trust, respectively, of which $-0-, $3,109,499 and $-0- was paid by Money Market Trust, Tax Exempt Trust and Government Trust, respectively, to an affiliate of the Distributor, as a Recipient. Payments received by the Distributor under the Plans will not be used to pay any interest expense, carrying charge, or other financial costs, or allocation of overhead by the Distributor. Any unreimbursed expenses incurred for any fiscal quarter by the Distributor may not be recovered under that Plan in subsequent fiscal quarters.

      While the Plan is in effect, the Treasurer of each Trust shall provide a report to the Board of Trustees in writing at least quarterly on the amount of all payments made pursuant to the Plan, the identity of each Recipient that received any such payment, and the purposes for which the payments were made. The Plan further provides that while it is in effect, the election and nomination of those Trustees of a Trust who are not "interested persons" of the Trust is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

Purchase, Redemption and Pricing of Shares

Determination of Net Asset Value Per Share. The net asset value of each Trust's shares is determined twice each day as of 12:00 Noon and the close of The New York Stock Exchange (the "Exchange") which is normally 4:00 P.M., but may be earlier on some days, each day the Exchange is open (a "regular business day") (all references to time mean New York time) by dividing that Trust's net assets (the total value of the Trust's portfolio securities, cash and other assets less all liabilities) by the total number of shares outstanding. The Exchange's most recent annual holiday schedule states that it will close New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may also close on other days. Dealers other than Exchange members may conduct trading in Municipal Securities on certain days on which the Exchange is closed (e.g., Good Friday), so that securities of the same type held by Tax Exempt Trust may be traded, and its net asset value per share may be affected significantly, on such days when shareholders may not purchase or redeem shares.

      Each Trust's Board of Trustees has established procedures for the valuation of the Trust's securities which provide that money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures.

      The Trusts will seek to maintain a net asset value of $1.00 per share for purchases and redemptions. There can be no assurance that each Trust will do so. Each Trust operates under Rule 2a-7 under which a Trust may use the amortized cost method of valuing their shares. The amortized cost method values a security initially at its cost and thereafter assumes a constant amortization of any premium or accretion of any discount, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized capital gains or losses.

      Each Trust's Board of Trustees has established procedures intended to stabilize the Trust's net asset value at $1.00 per share. If a Trust's net asset value per share were to deviate from $1.00 by more than 0.5%, Rule 2a-7 requires the Board promptly to consider what action, if any, should be taken. If the Trustees find that the extent of any such deviation may result in material dilution or other unfair effects on shareholders, the Board will take whatever steps it considers appropriate to eliminate or reduce such dilution or unfair effects, including, without limitation, selling portfolio securities prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the outstanding number of Trust shares without monetary consideration, or calculating net asset value per share by using available market quotations.

      As long as the Trust use Rule 2a-7, each Trust must abide by certain conditions described in the Prospectus. Some of those conditions which relate to portfolio management are that each Trust must: (i) maintain a dollar-weighted average portfolio maturity not in excess of 90 days; (ii) limit its investments, including repurchase agreements, to those instruments which are denominated in U.S. dollars and which are rated in one of the two highest short-term rating categories by at least two "nationally-recognized statistical rating organizations" ("Rating Organizations") as defined in Rule 2a-7, or by one Rating Organization if only one Rating Organization has rated the security; an instrument that is not rated must be a comparable quality as determined by the Manager under procedures approved by the Board; and (iii) not purchase any instruments with a remaining maturity of more than 397 days. Under Rule 2a-7, the maturity of an instrument is generally considered to be its stated maturity (or in the case of an instrument called for redemption, the date on which the redemption payment must be made), with special exceptions for certain variable rate demand and floating rate instruments. Repurchase agreements and securities loan agreements are, in general, treated as having a maturity equal to the period scheduled until repurchase or return, or if subject to demand, equal to the notice period.

      While amortized cost method provides certainty in valuation, there may be periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Trust would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Trust may tend to be lower (and net investment income and daily dividends higher) than market prices or estimates of market prices for its portfolio. Thus, if the use of amortized cost by the trusts resulted in a lower aggregate portfolio value on a particular day, a prospective investor in one of the Trust would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Trusts would receive less investment income than if the Trust were priced at market value. Conversely, during periods of rising interest rates, the daily yield on Trust shares will tend to be higher and its aggregate value lower than that of a portfolio priced at market value. A prospective investor would receive a lower yield than from an investment in a portfolio priced at market value, while existing investors in the Rust would receive more investment income than if the Trust were priced at market value.

Redemptions. Each Trust's Board of Trustees has the right, in conformity with the Trust's Declaration of Trust and applicable law, to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of such shares is less than $500 or such lesser amount as the Board may decide. Should the Board elect to exercise this right, it will establish the terms of any notice of such redemption required to be provided to the shareholder under the Investment Company Act, including any provision the Board may establish to enable the shareholder to increase the amount of the investment to avoid involuntary redemption.

Expedited Redemption Procedures. Under the Expedited Redemption Procedure available to shareholders of the Trusts, as discussed in the Appendix to the Prospectus, the wiring of redemption proceeds may be delayed if the Trust's Custodian bank is not open for business on a day that the Trust would normally authorize the wire to be made, which is usually the same day for redemptions prior to 12:00 Noon, and the Trust's next regular business day for redemptions between 12:00 Noon and the close of The New York Stock Exchange, which is normally 4:00 P.M., but may be earlier on some days. In those circumstances, the wire will not be transmitted until the next bank business day on which the Trust is open for business, and no dividends will be paid on the proceeds of redeemed shares waiting transfer by wire.

Dividend Reinvestment in Another Fund. Direct shareholders of the Trusts may elect to reinvest all dividends and/or distributions in Class A shares of any of the other funds listed below as "Eligible Funds" at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing, and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at the net asset value per share next determined on the payable date of the dividend or distribution.

Exchange of Shares

Eligible Funds. As stated in the Prospectus, shares of the Trust may, under certain circumstances, be exchanged by direct shareholders for Class A shares of the following Oppenheimer funds ("Eligible Funds"):

     Limited Term New York Municipal  Fund
     Oppenheimer  Bond Fund
     Oppenheimer  Bond Fund for Growth
     Oppenheimer  California  Municipal Fund
     Oppenheimer  Champion  Income Fund
     Oppenheimer  Developing  Markets  Fund
     Oppenheimer  Disciplined Allocation Fund
     Oppenheimer  Disciplined Value Fund
     Oppenheimer  Discovery Fund
     Oppenheimer  Enterprise Fund
     Oppenheimer  Equity Income Fund
     Oppenheimer  Florida Municipal Fund
     Oppenheimer  Global Fund

     Oppenheimer  Global  Growth  &  Income  Fund
     Oppenheimer  Gold &  Special Minerals  Fund
     Oppenheimer  Growth  Fund
     Oppenheimer  High  Yield  Fund
     Oppenheimer  Insured Municipal Fund
     Oppenheimer  Intermediate Municipal Fund
     Oppenheimer  International Bond Fund
     Oppenheimer  International Growth Fund
     Oppenheimer  LifeSpan  Balanced  Fund
     Oppenheimer  LifeSpan  Growth  Fund
     Oppenheimer  LifeSpan Income Fund
     Oppenheimer  Limited-Term Government Fund
     Oppenheimer  Main Street California  Municipal Fund
     Oppenheimer  Main Street Income & Growth Fund
     Oppenheimer  Multi-Sector  Income Trust
     Oppenheimer  Multiple  Strategies Fund
     Oppenheimer  Municipal Bond Fund
     Oppenheimer  New Jersey  Municipal Fund
     Oppenheimer  New York  Municipal Fund
     Oppenheimer  Pennsylvania  Municipal Fund
     Oppenheimer  Quest Capital Value Fund,  Inc.
     Oppenheimer  Quest  Global  Value Fund,  Inc.
     Oppenheimer  Quest Growth & Income Value Fund
     Oppenheimer  Quest Officers Value Fund
     Oppenheimer  Quest Opportunity  Value Fund
     Oppenheimer  Quest Small Cap Value Fund
     Oppenheimer  Quest Value Fund, Inc.
     Oppenheimer  Real Asset Fund
     Oppenheimer  Strategic Income  Fund
     Oppenheimer  Total  Return  Fund,  Inc.
     Oppenheimer  U.S. Government Trust
     Oppenheimer  World Bond Fund
     Rochester Fund Municipals
     The New York Tax-Exempt Income Fund, Inc.

     the following "Money Market Funds":

     Centennial America Fund, L.P.
     Centennial California Tax Exempt Trust
     Centennial Government Trust
     Centennial New York Tax Exempt Trust
     Centennial Tax Exempt Trust
     Daily Cash Accumulation Fund, Inc.
     Oppenheimer Cash Reserves
     Oppenheimer Money Market Fund, Inc.

Yield Information

Each Trust's current yield is calculated for a seven-day period of time, in accordance with regulations adopted under the Investment Company Act, as follows: First, a base period return is calculated for the seven-day period by determining the net change in the value of a hypothetical pre-existing account having one share at the beginning of the seven-day period. The change includes dividends declared on the original share and dividends declared on any shares purchased with dividends on that share, but such dividends are adjusted to exclude any realized or unrealized capital gains or losses affecting the dividends declared. Next, the base period return is multiplied by 365/7 to obtain the current yield to the nearest hundredth of one percent. The compounded effective yield for a seven-day period is calculated by (a) adding 1 to the base period return (obtained as described above), (b) raising the sum to a power equal to 365 divided by 7 and (c) subtracting 1 from the result. For the seven day period ended June 30, 1997, the "current yield" for each Money Market Trust, Tax Exempt Trust and Government Trust was 5.04% 3.34% and 4.81%, respectively. The seven-day compounded effective yield for that period was 5.17%, 3.40% and 4.93%, respectively.

      The yield as calculated above may vary for accounts less than approximately $100 in value due to the effect of rounding off each daily dividend to the nearest full cent. Since the calculation of yield under either procedure described above does not take into consideration any realized or unrealized gains or losses on each Trust's portfolio securities which may affect dividends, the return on dividends declared during a period may not be the same on an annualized basis as the yield for that period.

      Tax Exempt Trust's "tax equivalent yield" adjusts Tax Exempt Trust's current yield, as calculated above, by a stated Federal tax rate. The tax equivalent yield is computed by dividing the tax-exempt portion of the Trust's current yield by one minus a stated income tax rate and adding the result to the portion (if any) of the Trust's current yield that is not tax-exempt. The tax equivalent yield may be compounded as described above to provide a compounded effective tax equivalent yield. The tax equivalent yield may be used to compare the tax effects of income derived from the Trust with income from taxable investments at the tax rates stated. Exhibit D, which is applicable only to Tax Exempt Trust, includes a tax equivalent yield table, based on various effective tax brackets for individual taxpayers. Such tax brackets are determined by a taxpayer's Federal taxable income (the net amount subject to Federal income tax after deductions and exemptions). The tax equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply and that state income tax payments are fully deductible for income tax purposes. For taxpayers with income above certain levels, otherwise allowable itemized deductions are limited. The Tax Exempt Trust's tax equivalent yield for the seven-day period ended June 30, 1997 was 3.24%. Its tax-equivalent compounded effective yield for the same period was 3.40% for an investor in the highest Federal tax bracket.

     Yield information may be useful to investors in reviewing each Trust's performance. A Trust may make comparisons between its yield and that of other investments, by citing various indices such as The Bank Rate Monitor National Index (provided by Bank Rate Monitor TM), which measures the average rate paid on bank money market accounts, NOW accounts and certificates of deposit by the 100 largest banks and thrift institutions in the top ten metropolitan areas. However, a number of factors should be considered before using yield information as a basis for comparison with other investments. An investment in a Trust is not insured. Its yield is not guaranteed and normally will fluctuate on a daily basis. The yield for any given past period is not an indication or representation by the Trust of future yields or rates of return on its shares. Each Trust's yield is affected by portfolio quality, portfolio maturity, type of instruments held and operating expenses. When comparing a Trust's yield with that of other investments, investors should understand that certain other investment alternatives such as certificates of deposit, U.S. Government Securities, money market instruments or bank accounts may provide fixed yields or yields that may vary above a stated minimum, and also that bank accounts may be insured. Certain types of bank accounts may not pay interest when the balance falls below a specified level and may limit the number of withdrawals by check per month. In order to compare the Tax Exempt Trust's dividends to the rate of return on taxable investments, Federal income taxes on such investments should be considered.

Additional Information

Description of the Trusts. Each Trust's Declaration of Trust contains an express disclaimer of shareholder and Trustee liability for the Trust's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. Each Declaration of Trust also provides that the Trust shall, upon request, assume a defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust (such as the Trust) to be held personally liable as a "partner" for the Trust's obligations under certain circumstances, the risk of a Trust shareholder incurring any financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstance in which the Trust would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

      It is not contemplated that regular annual meetings of shareholders will be held. The Trust will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the shareholders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding in the aggregate shares of the Trust valued at $25,000 or more or holding 1% or more of the Trust's outstanding shares, whichever is less, that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Trust's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth in Section 16(c) of the Investment Company Act.

Tax Status of the Trust's Dividends and Distributions. The Federal tax treatment of the Trust's dividends and distributions to shareholders is explained in the Prospectus under the caption "Dividends, Distributions and Taxes." Under the Internal Revenue Code, the Trust must distribute by December 31 each year 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized from the prior November 1 through October 31 of that year or else pay an excise tax on the amounts not distributed. While it is presently anticipated that the Trust's distributions will meet those requirements, the Trust's Board and the Manager might determine in a particular year that it is in the best interest of the Trust's shareholders not to distribute income or capital gains at the mandated levels and to pay the excise tax on the undistributed amounts.

The Custodian and the Transfer Agent. The Custodian's responsibilities include safeguarding and controlling the Trusts' portfolio securities and handling the delivery of portfolio securities to and from the Trusts. The Manager has represented to the Trusts that its banking relationships with the Custodian have been and will continue to be unrelated to and unaffected by the relationships between the Trusts and the Custodian. It will be the practice of the Trusts to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager or its affiliates. Shareholder Services, Inc., the Transfer Agent, is responsible for maintaining each Trust's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

General Distributor's Agreement. Under the General Distributor's Agreement between each Trust and the Distributor, the Distributor acts as each Trust's principal underwriter in the continuous public offering of its shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the General Distributor's Agreement and the Service Plan), including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders, are borne by the Distributor.

Independent Auditors and Financial Statements. The independent auditors of the Trusts examine the Trusts' financial statements and perform other related audit services. They also act as auditors for the Manager and for OFI, the Manager's immediate parent, as well as for certain other funds advised by the Manager and OFI.

INDEPENDENT AUDITORS' REPORT
Centennial Tax Exempt Trust

The Board of Trustees and Shareholders of Centennial Tax Exempt Trust:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Centennial Tax Exempt Trust as of June 30, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended June 30, 1997 and 1996, and the financial highlights for the period July 1, 1992 to June 30, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Centennial Tax Exempt Trust at June 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

                                                  DELOITTE & TOUCHE LLP


                                                  Denver, Colorado

                                                  July 22, 1997

STATEMENT OF INVESTMENTS
Centennial Tax Exempt Trust

                                                                                          Face             Value
                                                                                         Amount         See Note 1
                                                                                      ------------    --------------
SHORT-TERM TAX-EXEMPT OBLIGATIONS-102.7%
ALABAMA-0.6%
Bessemer, AL IDV RB, Big B, Inc. Project, Series A, 4.25%(1)  . . . . . . . . . .      $ 1,750,000    $    1,750,000
Huntsville, AL FAU MH RRB, Series B, 4.10%(1) . . . . . . . . . . . . . . . . . .        7,000,000         7,000,000
Winfield, AL IDV RB, Union Underwear Co., 4%(1) . . . . . . . . . . . . . . . . .        1,900,000         1,900,000
                                                                                                      --------------
                                                                                                          10,650,000
                                                                                                      --------------
ARIZONA-2.6%
AZ HFAU RB, Blood Systems, Inc., 4.20%(1) . . . . . . . . . . . . . . . . . . . .        8,000,000         8,000,000
Maricopa Cnty., AZ IDAU RB, Grand Canyon University Project, 4.20%(1) . . . . . .        5,200,000         5,200,000
Phoenix, AZ IDAU MH RRB, Lynwood Apts. Project, 4.15%(1)  . . . . . . . . . . . .        6,475,000         6,475,000
Phoenix, AZ IDAU MH RRB, Paradise Lakes Apts. Project, 1995 Series, 4.35%(1)  . .       22,500,000        22,500,000
Tucson, AZ IDAU RB, Geronimo Building Renovation Project, 4%, 12/15/97(2) . . . .        1,045,000         1,045,000
                                                                                                      --------------
                                                                                                          43,220,000
                                                                                                      --------------
ARKANSAS-0.0%
Subiaco, AR IDV RB, Cloves Gear & Products, Inc., 5.40%(1)  . . . . . . . . . . .          265,000           265,000
                                                                                                      --------------
CALIFORNIA-14.1%
Anaheim, CA HAU MH RB, Bel Page Project, Series A, 4.10%(1) . . . . . . . . . . .        1,000,000         1,000,000
Anaheim, CA HAU MH RRB, Park Vista Apts., Series A, 4.05%(1)  . . . . . . . . . .        1,000,000         1,000,000
CA GOB, 3.70%, 7/1/97(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .       20,000,000        20,000,000
CA HEAU Student Loan RB, Series C, 4.20%(1) . . . . . . . . . . . . . . . . . . .        4,000,000         4,000,000
CA HEAU Student Loan RRB, Series 1987A, 3.95%, 5/1/98(2)  . . . . . . . . . . . .       27,175,000        27,175,000
CA HEAU Student Loan RRB, Series 1992A-2, 3.95%, 5/1/98(2)  . . . . . . . . . . .       14,000,000        14,000,000
CA HEAU Student Loan RB, 3.95%, 5/1/98(2) . . . . . . . . . . . . . . . . . . . .       34,400,000        34,400,000
CA HFFAU RB, Adventist Health System, Series B, 3.95%(1)  . . . . . . . . . . . .        1,000,000         1,000,000
CA HFFAU RB, Catholic Healthcare Project, Series B, 4.05%(1)  . . . . . . . . . .        1,100,000         1,100,000
CA HFFAU RB, Pooled Loan Program, Series B, FGIC Insured, 4.05%(1)  . . . . . . .          500,000           500,000
CA HFFAU RB, Santa Barbara Cottage Project, Series C, 3.95%(1)  . . . . . . . . .          800,000           800,000
CA HFFAU RB, Scripps Memorial Hospital, Series A, MBIA Insured, 4.05%(1)  . . . .          420,000           420,000
CA HFFAU RRB, Catholic West Project, Series C, MBIA Insured, 4.05%(1) . . . . . .        1,900,000         1,899,977
CA HFFAU RRB, Memorial Health Services Project, 3.95%(1)  . . . . . . . . . . . .        1,300,000         1,300,000
CA M-S-R PPA RB, San Juan Project, Sub Lien, Series E, MBIA Insured, 3.90%(1) . .        4,000,000         4,000,000
CA Municipal RB, Series SG89, MBIA Insured, 3.90%, 8/7/97 . . . . . . . . . . . .        7,425,000         7,425,000
CA PCFAU SWD RB, Western Waste Industries, Series A, 3.90%(1) . . . . . . . . . .          500,000           500,000
CA School Cash Reserve Program Authority Nts., Series A,
  AMBAC Insured, 4.75%, 7/2/98  . . . . . . . . . . . . . . . . . . . . . . . . .       45,000,000        45,389,250
Hemet, CA HAU MH RRB, West Acacia Project, 4%(1)  . . . . . . . . . . . . . . . .        4,800,000         4,800,000

Centennial Tax Exempt Trust

                                                                                          Face             Value
                                                                                         Amount         See Note 1
                                                                                      ------------    --------------
CALIFORNIA (CONTINUED)
Huntington Park, CA RA MH RB, Casa Rita Apts., Series A, 4.05%(1) . . . . . . . .      $ 1,500,000    $    1,499,990
Irvine, CA Public Facilities & Infrastructure Authority Lease RB,
  Capital Improvement Projects, 4%(1)   . . . . . . . . . . . . . . . . . . . . .        1,800,000         1,800,000
Kings Cnty., CA HAU MH RRB, Edgewater Isle Apts., Series A, 3.95%(1)  . . . . . .        3,005,000         3,005,000
Los Angeles Cnty., CA HAU MH RB, Park Sierra Project, 4.05%(1)  . . . . . . . . .        1,700,000         1,700,000
Los Angeles, CA Airport RB, Series SG61, 4.35%(1) . . . . . . . . . . . . . . . .        2,555,000         2,555,000
Metropolitan Water District of Southern CA Waterworks RRB, Series A,
  AMBAC Insured, 4%(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          400,000           400,006
Modesto, CA Irrigation District FAU RB, Series SG66, 4.25%(1) . . . . . . . . . .          500,000           500,000
Northern CA PPA RRB, Geothermal Project 3-A, 3.90%(1) . . . . . . . . . . . . . .        3,000,000         3,000,040
Oceanside, CA MH RRB, Lakeridge Apts. Project, 4.40%(1) . . . . . . . . . . . . .        4,100,000         4,100,000
Ontario, CA Multifamily Residential Mtg. RB,
  Park Centre Project, Series A, 3.75%(1)   . . . . . . . . . . . . . . . . . . .          400,000           400,000
Rancho Mirage, CA RA COP, 4.05%(1)  . . . . . . . . . . . . . . . . . . . . . . .        5,000,000         5,000,011
Riverside Cnty., CA HAU MH RB, McKinley Project, 4%(1)  . . . . . . . . . . . . .        2,000,000         2,000,000
Sacramento Cnty., CA MH RRB, Issue A, 4.10%(1)  . . . . . . . . . . . . . . . . .        3,400,000         3,400,000
San Bernardino Cnty., CA HAU MH RRB, Arrowview Park Apts. Project,
  Series A, 4%(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,050,000         3,050,037
San Bernardino Cnty., CA HAU MH RRB, Monterey Villas Apts. Project,
  Series A, 4%(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,125,000         2,125,000
San Bernardino Cnty., CA Tax & RAN,
  Series A, 4.50%, 6/30/98  . . . . . . . . . . . . . . . . . . . . . . . . . . .       23,000,000        23,143,060
San Francisco, CA City & Cnty. RA MH RRB,
  Fillmore Center Housing Project, Series A-1, 4%(1)  . . . . . . . . . . . . . .          500,000           500,000
San Francisco, CA City & Cnty. Redevelopment FAU RRB,
  Yerba Buena Garden, 4.05%(1)  . . . . . . . . . . . . . . . . . . . . . . . . .          760,000           760,000
Southern CA PAU RRB, Palo Verde Project,
  Series B, AMBAC Insured, 3.90%(1)   . . . . . . . . . . . . . . . . . . . . . .        2,400,000         2,400,000
                                                                                                      --------------
                                                                                                         232,047,371
                                                                                                      --------------
COLORADO-2.1%
Arapahoe Cnty., CO MH RRB, Hunters Run Rental Housing, 4.30%(1) . . . . . . . . .       25,600,000        25,600,000
Aurora, CO IDV RRB, La Quinta Motor Inns, Inc., 4.25%(1)  . . . . . . . . . . . .        2,600,000         2,600,000
Superior Metropolitan District No. 3, CO GOB, 4.20%(1)  . . . . . . . . . . . . .        5,000,000         5,000,000
Wheat Ridge, CO IDV RRB, La Quinta Motor Inns, Inc., 4.25%(1) . . . . . . . . . .        1,775,000         1,775,000
                                                                                                      --------------
                                                                                                          34,975,000
                                                                                                      --------------
DELAWARE-0.7%
DE EDAU RB, Hospital Billing Project, Series A, BIG Insured, 4.25%(1) . . . . . .        6,100,000         6,100,000
Sussex Cnty., DE EDAU RB, Route 113 LP Project, 3.70%(1)  . . . . . . . . . . . .        6,000,000         6,000,000
                                                                                                      --------------
                                                                                                          12,100,000
                                                                                                      --------------

Centennial Tax Exempt Trust

                                                                                          Face             Value
                                                                                         Amount         See Note 1
                                                                                      ------------    --------------
FLORIDA-7.6%
Dade Cnty., FL WSS RB, FGIC Insured, 3.40%, 7/1/97  . . . . . . . . . . . . . . .      $ 9,500,000    $    9,500,000
Escambia Cnty., FL HFAU RRB, Florida Convertible Centers Project,
  Series A, 3.70%(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,250,000         1,250,000
FL BOE Capital Outlay Public Education Refunding Bonds, Series A, 4.28%(1)  . . .       13,230,000        13,230,000
FL HFA MH RRB, Monterey Lake Project, 4.30%(1)  . . . . . . . . . . . . . . . . .       19,965,000        19,965,000
FL Turnpike Authority RB, Series A, FGIC Insured, 3.40%, 7/1/97(2)  . . . . . . .       14,200,000        14,200,000
Hillsborough Cnty., FL IDAU PC COP, Tampa Electric Co. Project,
  MBIA Insured, 3.97%(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .       17,000,000        17,000,000
Hillsborough Cnty., FL IDAU PC RB, Tampa Electric Co. Project, 4.30%(1) . . . . .       17,000,000        17,000,000
Jacksonville, FL IDV RRB, Airport Hotel Project, 4.15%(1) . . . . . . . . . . . .        3,000,000         3,000,000
Orange Cnty., FL HFAU RRB, Pooled Hospital Loan Program,
  Series 1985, MBIA Insured, 3.60%, 8/25/97   . . . . . . . . . . . . . . . . . .       16,000,000        16,000,000
Orange Cnty., FL Housing FAU MH RRB, Monterey Project, Series B, 4.45%(1) . . . .        4,815,000         4,815,000
St. Lucie Cnty., FL PC RB, Florida Power & Light Project, 3.55%, 8/11/97  . . . .        9,200,000         9,200,000
                                                                                                      --------------
                                                                                                         125,160,000
                                                                                                      --------------
GEORGIA-4.4%
Cobb Cnty., GA HAU MH RRB, Terrell Mill Project, 4.35%(1) . . . . . . . . . . . .        9,400,000         9,400,000
Floyd Cnty., GA DAU PC RRB, Inland-Rome, Inc. Project, 4.35%(1) . . . . . . . . .        4,735,000         4,735,000
Fulton Cnty., GA DAU RB, Georgia Tech Athletic Assn., Inc., 4.20%(1)  . . . . . .        3,000,000         3,000,000
Fulton Cnty., GA DAU RB, Lovett School Project, 4.20%(1)  . . . . . . . . . . . .        3,000,000         3,000,000
Fulton Cnty., GA DAU RB, Robert W. Woodruff Arts Project, 4.20%(1)  . . . . . . .        2,000,000         2,000,000
Fulton Cnty., GA Residential Care Facilities RB,
  Canterbury Court Project, Series A, 4.20%(1)  . . . . . . . . . . . . . . . . .        2,255,000         2,255,000
GA GOB, Series 1995B, 4.30%(1)  . . . . . . . . . . . . . . . . . . . . . . . . .       11,400,000        11,400,000
Gwinnett Cnty., GA HAU MH RB, Post Chase Project, 4.10%(1)  . . . . . . . . . . .        7,500,000         7,500,000
Roswell, GA HAU MH RRB, Oxford Project, 4.35%(1)  . . . . . . . . . . . . . . . .       23,610,000        23,610,000
Smyrna, GA HAU MH RRB, Hills of Post Village Project, 4.10%(1)  . . . . . . . . .        5,000,000         5,000,000
                                                                                                      --------------
                                                                                                          71,900,000
                                                                                                      --------------
ILLINOIS-11.4%
Centralia City, IL IDV RB, Consolidated Foods
  Corp./Hollywood Brands, Inc., 4.20%(1)  . . . . . . . . . . . . . . . . . . . .        5,500,000         5,500,000
Elk Grove Village, IL IDV RB, La Quinta Motor Inns, Inc., 3.70%(1)  . . . . . . .        3,100,000         3,100,000
IL Development FAU RB, Residential Brookdale Project, 4.183%(1) . . . . . . . . .       14,800,000        14,800,000
IL Educational FA RB, National-Louis University, 4.20%(1) . . . . . . . . . . . .        6,200,000         6,200,000
IL HFAU RB, Lake Forest Hospital Project, 4.057%(1) . . . . . . . . . . . . . . .       12,190,000        12,190,000
IL HFAU RRB, Advocate Health Care, Series B, 4.20%(1) . . . . . . . . . . . . . .       74,500,000        74,500,000

Centennial Tax Exempt Trust

                                                                                          Face             Value
                                                                                         Amount         See Note 1
                                                                                      ------------    --------------
ILLINOIS (CONTINUED)
IL IDAU RRB, SuperValu, Inc. Project, 4.15%(1)  . . . . . . . . . . . . . . . . .      $ 5,000,000      $  5,000,000
IL Student Assistance Commission Student Loan RB, Series A, 4.20%(1)  . . . . . .        7,600,000         7,600,000
Lakemoor Village, IL MH Mtg. RB, Lakemoor Apts. Project, 4.75%, 9/4/97(2) . . . .       15,000,000        15,000,000
Lakemoor Village, IL MH Mtg. RB, Lakemoor Apts.
  Project, Series A, 4.45%, 9/1/97(2)   . . . . . . . . . . . . . . . . . . . . .        4,724,050         4,724,050
Oakbrook Terrace, IL MH Mtg. RB, Series C, 4.90%, 11/3/97(2)  . . . . . . . . . .       35,000,000        35,000,000
West Chicago, IL IDV RRB, Liquid Container Project, 4.25%(1)  . . . . . . . . . .        3,810,000         3,810,000
                                                                                                      --------------
                                                                                                         187,424,050
                                                                                                      --------------
INDIANA-2.4%
Crawfordsville, IN ED RRB, Pedcor Investments-Shady Knoll Apts. Project, 4.25%(1)        3,425,000         3,425,000
Gary, IN Industrial Environmental Improvement RB, U.S. Steel Corp.
  Project, 4.10%(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,000,000         1,000,000
Greenfield, IN Industrial ED RRB, 4.20%(1)  . . . . . . . . . . . . . . . . . . .        1,200,000         1,200,000
Greenwood, IN Industrial ED RRB, 4.20%(1) . . . . . . . . . . . . . . . . . . . .        1,210,000         1,210,000
Hobart, IN ED RRB, MMM Invest, Inc. Project, 4.20%(1) . . . . . . . . . . . . . .        1,785,000         1,785,000
IN Development FAU RB, Brebeuf Prep School, 4.20%(1)  . . . . . . . . . . . . . .        3,500,000         3,500,000
IN EDFAU RB, Saroyan Hardwoods, Inc., 4.30%(1)  . . . . . . . . . . . . . . . . .        2,000,000         2,000,000
Marion Cnty., IN HA Hospital Facility RB, Indianapolis Osteopathic, 4.25%(1)  . .        3,645,000         3,645,000
Rockport, IN PC RRB, Indiana & Michigan Electric Co. Project, Series A, 4.20%(1)        13,000,000        13,000,000
St. Joseph Cnty., IN HA Special Obligation Bonds, Madison Center, Inc.
  Project, 4.25%(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        6,875,000         6,875,000
St. Joseph Cnty., IN Industrial Educational Facilities RB,
  Holy Cross College, 4.25%(1)  . . . . . . . . . . . . . . . . . . . . . . . . .        1,305,000         1,305,000
                                                                                                      --------------
                                                                                                          38,945,000
                                                                                                      --------------
IOWA-0.6%
Des Moines, IA CD RB, Series A, 4.15%(1)  . . . . . . . . . . . . . . . . . . . .        5,000,000         5,000,000
Mason City, IA IDV RB, SuperValu Stores, Inc. Project, 4.15%(1) . . . . . . . . .        4,900,000         4,900,000
                                                                                                      --------------
                                                                                                           9,900,000
                                                                                                      --------------
KANSAS-0.5%
Kansas City, KS Private Activity RRB, Inland Container Corp., 4.35%(1)  . . . . .        5,200,000         5,200,000
Olathe, KS Industrial RRB, William F. Bieber Project, 4.35%(1)  . . . . . . . . .        1,675,000         1,675,000
Ottawa, KS IDV RB, Laich Industries Project, 5.40%(1) . . . . . . . . . . . . . .          700,000           700,000
                                                                                                      --------------
                                                                                                           7,575,000
                                                                                                      --------------

Centennial Tax Exempt Trust

                                                                                          Face             Value
                                                                                         Amount         See Note 1
                                                                                      ------------    --------------
KENTUCKY-1.0%
Jamestown, KY Industrial Building RB, Union Underwear Co., 4%(1)  . . . . . . . .      $ 1,000,000    $    1,000,000
Mayfield, KY Multi-City Lease RB, Kentucky League of
  Cities Funding Trust, 4.30%(1)  . . . . . . . . . . . . . . . . . . . . . . . .       15,200,000        15,200,000
                                                                                                      --------------
                                                                                                          16,200,000
                                                                                                      --------------
LOUISIANA-0.4%
East Baton Rouge Parish, LA IDV Board RRB, La Quinta Motor Inns, Inc., 4.25%(1) .        2,125,000         2,125,000
LA GORB, Series A, MBIA Insured, 6.60%, 8/1/97  . . . . . . . . . . . . . . . . .        1,000,000         1,002,214
Lake Charles, LA Harbor & Terminal District RB, Reynolds Metals Co.
  Project, 3.75%, 12/1/97(2)  . . . . . . . . . . . . . . . . . . . . . . . . . .        4,085,000         4,085,000
                                                                                                      --------------
                                                                                                           7,212,214
                                                                                                      --------------
MARYLAND-4.1%
Anne Arundel Cnty., MD ED RB, West Capitol, Series A, 4.20%(1)  . . . . . . . . .        6,000,000         6,000,000
Hartford Cnty., MD RRB, 1001 Partnership Facility Project, 3.70%(1) . . . . . . .        2,550,000         2,550,000
MD Health & HEFAU RB, Carroll General Pooled Loan Program, Series A, 4.20%(1) . .        1,060,000         1,060,000
MD Health & HEFAU RB, University of Maryland Pooled Loan Program,
  Series B, 3.70%(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,150,000         1,150,000
Montgomery Cnty., MD GOB, Series A, 5%, 5/1/98  . . . . . . . . . . . . . . . . .        4,750,000         4,792,148
Montgomery Cnty., MD MH Opportunities Commission RB, Grosvenor House Project,
  Series A, 3.70%(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       19,700,000        19,700,000
Montgomery Cnty., MD MH Opportunities Commission RB, Issue A, 4.35%(1)  . . . . .       23,800,000        23,800,000
Worcester Cnty., MD RRB, White Marlin Mall Project, 3.70%(1)  . . . . . . . . . .        7,850,000         7,850,000
                                                                                                      --------------
                                                                                                          66,902,148
                                                                                                      --------------
MASSACHUSETTS-1.2%
MA Commonwealth GOB, Series C, 4.25%(1) . . . . . . . . . . . . . . . . . . . . .       14,600,000        14,600,000
MA HFA RB, SFM, Series 50, 3.90%, 6/1/98  . . . . . . . . . . . . . . . . . . . .        5,535,000         5,535,000
North Andover Town, MA Industrial RB, Atlee-Oak Realty Trust of Delaware, Inc.,
  4.75%(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          350,000           350,000
                                                                                                      --------------
                                                                                                          20,485,000
                                                                                                      --------------
MICHIGAN-0.8%
Madison Heights, MI ED RB, Red Roof Inns Project, 3.80%(1)  . . . . . . . . . . .        1,000,000         1,000,000
MI Hospital FAU RRB, Mount Clemens General Hospital, 4.15%(1) . . . . . . . . . .        9,920,000         9,920,000
MI Job DAU RB, East Lansing Residence Associates Project, 4.10%(1)  . . . . . . .        1,900,000         1,900,000
                                                                                                      --------------
                                                                                                          12,820,000
                                                                                                      --------------

Centennial Tax Exempt Trust

                                                                                          Face             Value
                                                                                         Amount         See Note 1
                                                                                      ------------    --------------
MINNESOTA-4.5%
Anoka City, MN MH RB, Walker Plaza, Series B, 4.20%(1)  . . . . . . . . . . . . .      $ 1,750,000    $    1,750,000
Austin, MN IDV RRB, SuperValu Stores, Inc. Project, 4.15%(1)  . . . . . . . . . .        4,600,000         4,600,000
Blaine, MN IDV RRB, SuperValu Stores, Inc. Project, 4.15%(1)  . . . . . . . . . .        5,500,000         5,500,000
Bloomington, MN Port Authority Tax RRB, Mall of America Project, Series C,
  FSA Insured, 4.20%(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . .        8,300,000         8,300,000
Burnsville, MN CD RB, SuperValu Stores, Inc. Project, Series 83, 4.15%(1) . . . .        5,500,000         5,500,000
Dakota Cnty., MN Housing & Redevelopment Multifamily Mtg. RB, Westwood
  Ridge Rental Housing Project, Series A, 4.20%(1)  . . . . . . . . . . . . . . .        4,100,000         4,100,000
Eden Prairie, MN CD RRB, Lakeview Business Center, 4.20%(1) . . . . . . . . . . .        2,495,000         2,495,000
Eden Prairie, MN IDV RB, SuperValu Stores, Inc. Project, 4.15%(1) . . . . . . . .        1,000,000         1,000,000
Maplewood, MN CD RRB, 5.25%(1)  . . . . . . . . . . . . . . . . . . . . . . . . .          625,000           625,000
Minneapolis, MN CD RRB, Minnehaha/Lake Partners Project, 4.20%(1) . . . . . . . .        2,750,000         2,750,000
Minneapolis, MN Community Development Agency RRB, Heart Institute
  Foundation Project, 4.20%(1)  . . . . . . . . . . . . . . . . . . . . . . . . .        2,900,000         2,900,000
Minneapolis, MN RB, Catholic Charities Project, 4.15%(1)  . . . . . . . . . . . .        3,000,000         3,000,000
New Ulm, MN Hospital Facilities RB, Health Center Systems, 4%(1)  . . . . . . . .        2,400,000         2,400,000
North Suburban Hospital District, MN RB, Anoka & Ramsey Counties Hospital
  Health Center, 4%(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,300,000         3,300,000
St. Paul, MN Housing & Redevelopment Authority RB, Science Museum of Minnesota,
  Series B, 3.30%(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        7,300,000         7,300,000
St. Paul, MN Port Authority Tax Increment RB, Westgate Office & Industrial Center
  Project, 4.15%(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10,500,000        10,500,000
Stillwater, MN IDV RRB, SuperValu Stores, Inc. Project, 4.15%(1)  . . . . . . . .        5,500,000         5,500,000
Waite Park, MN Housing RRB, Park Meadows Apts. Project, 4.20%(1)  . . . . . . . .        3,235,000         3,235,000
                                                                                                      --------------
                                                                                                          74,755,000
                                                                                                      --------------
MISSOURI-3.1%
MO Environmental Improvement & Energy Research Authority PC RB, Union
  Electric Co., Series B, 3.95%, 6/1/98   . . . . . . . . . . . . . . . . . . . .       37,975,000        37,976,124
St. Charles Cnty., MO IDV RRB, Remington Apts. Project, 4.50%(1)  . . . . . . . .       12,700,000        12,700,000
                                                                                                      --------------
                                                                                                          50,676,124
                                                                                                      --------------
MONTANA-1.1%
Great Falls, MT IDV RRB, SuperValu Stores, Inc. Project, 4.15%(1) . . . . . . . .        1,000,000         1,000,000
MT Board Investment RR RB, Colstrip Project, 4.25%(1) . . . . . . . . . . . . . .        3,000,000         3,000,000
MT HFAU RB, Health Care Pooled Loan Program, Series A, FGIC Insured, 4.15%(1) . .       14,300,000        14,300,000
                                                                                                      --------------
                                                                                                          18,300,000
                                                                                                      --------------

Centennial Tax Exempt Trust

                                                                                          Face             Value
                                                                                         Amount         See Note 1
                                                                                      ------------    --------------
NEBRASKA-0.2%
Norfolk, NE IDV RRB, SuperValu Stores, Inc. Project, 4.15%(1) . . . . . . . . . .      $ 2,800,000    $    2,800,000
                                                                                                      --------------
NEW JERSEY-0.2%
NJ EDAU Manufacturing Facilities RB, VPR Commerce Center Project, 4.40%(1)  . . .        3,750,000         3,750,020
                                                                                                      --------------
NEW YORK-6.3%
Buffalo, NY RAN, Series A, 4.25%, 7/15/97 . . . . . . . . . . . . . . . . . . . .        1,000,000         1,000,262
Erie Cnty., NY RAN, 4.50%, 6/25/98  . . . . . . . . . . . . . . . . . . . . . . .        1,000,000         1,006,628
Franklin Cnty., NY IDA RAN, McAdam Cheese Co. Project, 4.20%(1) . . . . . . . . .          600,000           600,000
Hempstead Town, NY GOB, AMBAC Insured, 5%, 2/15/98  . . . . . . . . . . . . . . .        2,572,000         2,588,756
Monroe Cnty., NY RAN, 4.25%, 12/12/97 . . . . . . . . . . . . . . . . . . . . . .       20,050,000        20,105,499
NY PAU RB, Series SG4, 4.35%(1) . . . . . . . . . . . . . . . . . . . . . . . . .        2,295,000         2,295,001
NYC HDC Multifamily Mtg. RB, Columbus Project, Series A, 4.10%(1) . . . . . . . .        2,800,000         2,800,000
NYC HDC Multifamily Mtg. RB, James Tower Development, Series A, 4.10%(1)  . . . .        3,000,000         3,000,000
NYC Health & Hospital Corp. RB, Series D, 4.10%(1)  . . . . . . . . . . . . . . .        1,500,000         1,500,000
NYC IDA RB, Brooklyn Navy Yard Cogeneration, Series B, 4.15%(1) . . . . . . . . .       15,000,000        15,000,000
NYC IDA RB, Brooklyn Navy Yard Cogeneration, Series A, 4.20%(1) . . . . . . . . .          800,000           799,988
NYC Trust Cultural Resources RRB, American Museum of Natural History, Series A,
  MBIA Insured, 4.05%(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,200,000         2,200,042
NYC Trust Cultural Resources RRB, American Museum of Natural History, Series B,
  MBIA Insured, 4.05%(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          800,000           800,000
NYS DA COP, Rockefeller University, 3.52%(1)  . . . . . . . . . . . . . . . . . .          500,000           500,013
NYS Environmental Quality GOB, 3.70%, 8/27/97 . . . . . . . . . . . . . . . . . .        2,000,000         2,000,000
NYS ERDAUEF RB, L.I. Lighting Co., Series A, 4.095%(1)  . . . . . . . . . . . . .          400,000           400,002
NYS ERDAUEF RB, L.I. Lighting Co., Series B, 4.20%(1) . . . . . . . . . . . . . .          700,000           700,000
NYS ERDAUPC RRB, Orange/Rockland Utility Project,
  Series A, AMBAC Insured, 4.05%(1)   . . . . . . . . . . . . . . . . . . . . . .          800,000           799,998
NYS LGAC RB, Series SG100, MBIA Insured, 3.75%, 7/24/97 . . . . . . . . . . . . .       10,420,000        10,420,000
NYS LGAC RB, Series SG99, MBIA Insured, 3.75%, 7/24/97(2) . . . . . . . . . . . .       17,195,000        17,195,000
NYS MCFFA RB, Lenox Hill Hospital Project, Series A, 4.10%(1) . . . . . . . . . .        4,300,000         4,299,991
NYS MCFFA RRB, Mental Health Services, Series A, 8.875%, 8/15/97(2) . . . . . . .        1,550,000         1,590,362
NYS TBTAU Beneficial Interest COP, MBIA Insured, 3.80%, 7/15/97(2)  . . . . . . .        3,300,000         3,300,000
NYS TBTAU COP, Series A, 4.25%(1) . . . . . . . . . . . . . . . . . . . . . . . .        9,700,000         9,700,000
                                                                                                      --------------
                                                                                                         104,601,542
                                                                                                      --------------
NORTH CAROLINA-0.4%
NC National Bank Pooled Tax-Exempt Trust COP, Series 1990A, 4.283%(1) . . . . . .        3,830,000         3,830,000
NC National Bank Pooled Tax-Exempt Trust COP, Series 1990B, 4.20%(1)  . . . . . .        2,015,000         2,015,000
                                                                                                      --------------
                                                                                                           5,845,000
                                                                                                      --------------

Centennial Tax Exempt Trust

                                                                                          Face             Value
                                                                                         Amount         See Note 1
                                                                                      ------------    --------------
NORTH DAKOTA-0.1%
Bismarck, ND IDV RRB, SuperValu Stores, Inc. Project, 4.15%(1)  . . . . . . . . .      $   800,000    $      800,000
Bismarck, ND IDV RRB, SuperValu Stores, Inc. Project, 4.15%(1)  . . . . . . . . .        1,500,000         1,500,000
                                                                                                      --------------
                                                                                                           2,300,000
                                                                                                      --------------
OHIO-6.0%
Coshocton Cnty., OH Hospital FA RB, Coshocton Cnty. Memorial Hospital Project,
  4.26%(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,500,000         3,500,000
Cuyahoga Cnty., OH IDV RB, Southwest LP, 3.75%, 12/1/97(2)  . . . . . . . . . . .        2,015,000         2,015,000
Gallia Cnty., OH IDV Mtg. RRB, Jackson Pike Assn., 3.75%, 12/15/97(2) . . . . . .        4,040,000         4,040,000
Greene Cnty., OH IDV RRB, SuperValu Holdings, Inc. Project, 4.15%(1)  . . . . . .        1,000,000         1,000,000
Lorain Cnty., OH Hospital Facilities RB, Catholic Health Care Partners, 3.80%,
  7/3/97  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       25,000,000        25,000,000
Lucas Cnty., OH IDV RRB, H.H. Motel, Inc. Project, 4.20%(1) . . . . . . . . . . .        3,275,000         3,275,000
Marion Cnty., OH Hospital RB, Pooled Lease Program, 4.20%(1)  . . . . . . . . . .        6,560,000         6,560,000
Marion Cnty., OH Hospital RB, Pooled Lease Program, 4.20%(1)  . . . . . . . . . .        3,460,000         3,460,000
Merchant & Mechanics Tax-Exempt Mtg. Bond Trust RB, 3.70%, 9/1/97(2)  . . . . . .          925,000           925,000
Miami Valley, OH Tax-Exempt Mtg. Trust RB, Series 86, 4.88%, 10/15/97(2)  . . . .        2,765,000         2,765,000
OH Air Quality DAU PC RRB, Series B, 3.85%, 10/9/97 . . . . . . . . . . . . . . .        4,655,000         4,655,000
OH Water DAU PC Facilities RB, Duquesne Commercial Paper, Series A, 3.85%,
  10/9/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       33,955,000        33,955,000
Scioto Cnty., OH HCF RB, Hill View Retirement Center, 3.90%,
  12/1/97(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,815,000         2,815,000
Toledo, OH City Services Special Assessment Nts., 4.15%(1)  . . . . . . . . . . .        2,720,000         2,720,000
Warren Cnty., OH IDV RRB, Liquid Container Project, 4.25%(1)  . . . . . . . . . .        1,670,000         1,670,000
                                                                                                      --------------
                                                                                                          98,355,000
                                                                                                      --------------
OKLAHOMA-0.6%
Claremore, OK Industrial & Redevelopment Authority RRB, Worthington Cylinder
  Project, 4.25%(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,220,000         2,220,000
Cleveland Cnty., OK Public Facilities RB, Hunt Development Project, Series A,
  4.40%(1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,000,000         1,000,000
Mid-West, OK Tax-Exempt Mtg. Board Trust RB, 3.85%(1) . . . . . . . . . . . . . .          820,000           820,000
Tulsa, OK Industrial Authority RB, 3.60%(1) . . . . . . . . . . . . . . . . . . .        6,500,000         6,500,000
                                                                                                      --------------
                                                                                                          10,540,000
                                                                                                      --------------
OREGON-0.6%
Hillsboro, OR RB, Oregon Graduate Institute, 4.20%(1) . . . . . . . . . . . . . .        6,900,000         6,900,000
OR Economic & IDV Commission RB, Eagle-Picher Industries Project, 4%(1) . . . . .        3,600,000         3,600,000
                                                                                                      --------------
                                                                                                          10,500,000
                                                                                                      --------------

Centennial Tax Exempt Trust

                                                                                          Face             Value
                                                                                         Amount         See Note 1
                                                                                      ------------    --------------
PENNSYLVANIA-1.9%
Delaware Cnty., PA IDA PC RRB, Philadelphia Electric Co., FGIC Insured, 3.65%,
  7/23/97   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $10,000,000    $   10,000,000
Montgomery Cnty., PA IDAU RB, Quaker Chemical Corp. Project, 3.954%(1)  . . . . .        1,600,000         1,600,000
PA HEFAU RB, Council Independent Colleges, Series A3, 4.75%, 4/1/98(2)  . . . . .        2,600,000         2,615,102
PA HEFAU RB, Council Independent Colleges, Series A4, 4.75%, 4/1/98 . . . . . . .        1,200,000         1,206,970
PA Higher Education University Funding Obligations RB, Temple University,
  4.75%, 5/18/98(2)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       16,000,000        16,114,996
                                                                                                      --------------
                                                                                                          31,537,068
                                                                                                      --------------
SOUTH CAROLINA-3.4%
Charleston Center Tax-Exempt Bonds, Grantor Trust No. 2, 3.90%, 11/1/97(2)  . . .        4,407,500         4,407,500
Charleston Center Tax-Exempt Bonds, Grantor Trust No. 3, 3.50%, 7/1/97(2) . . . .        9,452,500         9,452,500
Charleston Center Tax-Exempt Bonds, Grantor Trust No. 6, 3.70%, 10/1/97(2)  . . .        8,075,000         8,075,000
Dorchester Cnty., SC PC Facilities RRB, The BOC Group, Inc. Project, 4.20%(1) . .        3,500,000         3,500,000
Piedmont, SC MPA Electrical RRB, Series D, MBIA Insured, 4.15%(1) . . . . . . . .       15,000,000        15,000,000
SC Jobs & EDAU RB, Wellman Income Project, 4.30%(1) . . . . . . . . . . . . . . .        1,000,000         1,000,000
SC Public Service Authority RB, Series 182, MBIA Insured, 4.25%(1)  . . . . . . .       14,200,000        14,200,000
                                                                                                      --------------
                                                                                                          55,635,000
                                                                                                      --------------
SOUTH DAKOTA-2.1%
Grant Cnty., SD PC RRB, Otter Tail Power Co. Project, 4.20%(1)  . . . . . . . . .       10,400,000        10,400,000
SD Health & Educational Facilities RB, Sioux Valley Hospital Issue, 4.20%(1)  . .       19,700,000        19,700,000
Watertown, SD IDV RRB, SuperValu Stores, Inc. Project, 4.15%(1) . . . . . . . . .        3,900,000         3,900,000
                                                                                                      --------------
                                                                                                          34,000,000
                                                                                                      --------------
TENNESSEE-2.1%
Clarksville, TN Public Building Authority RB, Pooled Financing-Tennessee
  Municipal Bond Fund, 4.20%(1)   . . . . . . . . . . . . . . . . . . . . . . . .       10,800,000        10,800,000
Dayton, TN IDV Board RRB, La-Z-Boy Chair Co. Project, 4.20%(1)  . . . . . . . . .        4,350,000         4,350,000
Knox Cnty., TN IDV Board RB, Weisgarber Partners, FGIC Insured, 3.85%(1)  . . . .        3,000,000         3,000,000
Metropolitan Government of Nashville & Davidson Cnty., TN Educational &
  HF Board RB, Vanderbilt University Project, Series 1985B, 3.95%, 5/1/98(2)  . .        2,500,000         2,500,000
Metropolitan Government of Nashville & Davidson Cnty., TN MH RB, Arbor Crest
  Project, Series B, 4.20%(1)   . . . . . . . . . . . . . . . . . . . . . . . . .        3,550,000         3,550,000
Rutherford Cnty., TN IDV Board Industrial Building RB, Derby Industries, Inc.
  Project, 4.30%(1)   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,345,000         1,345,000
TN GOB, 5%, 5/1/98(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        8,640,000         8,716,615
                                                                                                      --------------
                                                                                                          34,261,615
                                                                                                      --------------

Centennial Tax Exempt Trust

                                                                                          Face             Value
                                                                                         Amount         See Note 1
                                                                                      ------------    --------------
TEXAS-12.7%
Angelina & Neches TX River Authority PC RRB,
  Temple-Inland Forest Project, 4.35%(1)  . . . . . . . . . . . . . . . . . . . .      $ 7,350,000    $    7,350,000
Greater East TX HEAU RRB, Student Loans, Series A, 4.10%, 5/1/98  . . . . . . . .        4,700,000         4,700,000
Gulf Coast, TX IDAU Marine Terminal RB, Amoco Oil Project, 3.75%, 12/1/97(2)  . .        8,065,000         8,065,000
Harris Cnty., TX Criminal Justice Center RB, Series SG96, FGIC
  Insured, 3.90%, 8/14/97   . . . . . . . . . . . . . . . . . . . . . . . . . . .        7,475,000         7,475,000
Harris Cnty., TX Toll Road COP, 3.97%(1)  . . . . . . . . . . . . . . . . . . . .        9,500,000         9,500,000
Hockley Cnty., TX IDV Corp. PC RB, Amoco Project-Standard
  Oil Co., 3.60%, 9/1/97(2)   . . . . . . . . . . . . . . . . . . . . . . . . . .       20,000,000        20,000,000
Houston, TX WSS RB, Series SG77, 4.35%(1) . . . . . . . . . . . . . . . . . . . .       35,000,000        35,000,000
San Antonio, TX Electric & Gas RRB, Series SG105, 3.85%, 8/7/97 . . . . . . . . .       20,000,000        20,000,000
Travis Cnty., TX Housing Finance Corp. MH RB, Bent Oaks Apts., 4.25%(1) . . . . .        4,400,000         4,400,000
TX Tax & RAN, 4.75%, 8/29/97  . . . . . . . . . . . . . . . . . . . . . . . . . .       78,150,000        78,253,678
TX Turnpike Authority RB, Dallas Northtollway, Series SG70, 4.35%(1)  . . . . . .       15,325,000        15,325,000
                                                                                                      --------------
                                                                                                         210,068,678
                                                                                                      --------------
UTAH-0.5%
UT HFA MH RRB, Candlestick Apts. Project, 4.15%(1)  . . . . . . . . . . . . . . .        6,400,000         6,400,000
Weber Cnty., UT IDV RRB, Parker Properties, Inc. Project, 4.20%(1)  . . . . . . .        2,600,000         2,600,000
                                                                                                      --------------
                                                                                                           9,000,000
                                                                                                      --------------
VERMONT-0.3%
VT Educational & Health Buildings Financing Agency RB, Middlebury College
  Project, Series 1988A, 3.95%, 5/1/98(2)   . . . . . . . . . . . . . . . . . . .        4,700,000         4,700,000
VT IDAU RB, Sherbern Corp., Series 1998, 3.60%(1) . . . . . . . . . . . . . . . .        1,005,000         1,005,000
                                                                                                      --------------
                                                                                                           5,705,000
                                                                                                      --------------
WASHINGTON-1.6%
Port Longview, WA IDV RB, Longview Fibre Co. Project, 4.35%(1)  . . . . . . . . .        5,000,000         5,000,000
Redmond, WA Public Corp. Industrial RRB, Genie Industries, Lot 1, 4.10%(1)  . . .        1,010,000         1,010,000
Redmond, WA Public Corp. Industrial RRB, Genie Industries, Lot 2, 4.10%(1)  . . .        1,725,000         1,725,000
Seattle, WA IDV Corp. RB, RICS LP, 4.10%(1) . . . . . . . . . . . . . . . . . . .        4,950,000         4,950,000
WA GORB, Series 1995C, 4.25%(1) . . . . . . . . . . . . . . . . . . . . . . . . .       13,100,000        13,100,000
                                                                                                      --------------
                                                                                                          25,785,000
                                                                                                      --------------
WEST VIRGINIA-0.3%
Beckley, WV RAN, Series A, 4.20%(1) . . . . . . . . . . . . . . . . . . . . . . .        1,500,000         1,500,000
Cabell Cnty., WV BOE GOB, MBIA Insured, 8%, 5/1/98  . . . . . . . . . . . . . . .        2,625,000         2,712,051
                                                                                                      --------------
                                                                                                           4,212,051
                                                                                                      --------------

Centennial Tax Exempt Trust

                                                                                          Face             Value
                                                                                         Amount         See Note 1
                                                                                      ------------    --------------
WYOMING-0.2%
Uinta Cnty., WY PC RB, AMOCO Standard Oil Co. of Indiana Project, 3.90%,
  12/1/97(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $ 3,000,000    $    3,000,000
                                                                                                      --------------
U.S. POSSESSIONS-0.0%
PR Industrial, Medical & Environmental PC Facilities FAU RB, Reynolds Metals Co.
  Project, 3.80%, 9/1/97(2)   . . . . . . . . . . . . . . . . . . . . . . . . . .          200,000           200,016
                                                                                       -----------    --------------
Total Investments, at Value . . . . . . . . . . . . . . . . . . . . . . . . . . .            102.7%    1,693,607,897
Liabilities in Excess of Other Assets . . . . . . . . . . . . . . . . . . . . . .             (2.7)      (44,861,768)
                                                                                       -----------    --------------
Net Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            100.0%   $1,648,746,129
                                                                                       ===========    ==============

Centennial Tax Exempt Trust

To simplify the listings of securities abbreviations are used per the table below:


BOE                                               Board of Education   HFAU                    Health Facilities Authority
CD                                            Commercial Development   HFFAU           Health Facilities Finance Authority
COP                                    Certificates of Participation   IDV                          Industrial Development
DA                                               Dormitory Authority   IDA                   Industrial Development Agency
DAU                                            Development Authority   IDAU               Industrial Development Authority
ED                                              Economic Development   LGAC              Local Government Assistance Corp.
EDAU                                  Economic Development Authority   L.I.                                    Long Island
EDFAU                         Economic Development Finance Authority   MCFFA        Medical Care Facilities Finance Agency
ERDAUEF  Energy Research & Development Authority Electric Facilities   MH                              Multifamily Housing
ERDAUPC    Energy Research & Development Authority Pollution Control   MPA                          Municipal Power Agency
FA                                              Facilities Authority   NYC                                   New York City
FAU                                                Finance Authority   NYS                                  New York State
GOB                                         General Obligation Bonds   PAU                                 Power Authority
GORB                              General Obligation Refunding Bonds   PC                                Pollution Control
HA                                                Hospital Authority   PCFAU           Pollution Control Finance Authority
HAU                                                Housing Authority   PPA                             Public Power Agency
HCF                                           Health Care Facilities   RA                             Redevelopment Agency
HDC                                        Housing Development Corp.   RAN                       Revenue Anticipation Nts.
HEAU                                      Higher Education Authority   RB                                    Revenue Bonds
HEFAU                        Higher Educational Facilities Authority   RR                                Resource Recovery
HF                                                 Health Facilities   RRB                         Revenue Refunding Bonds
HFA                                           Housing Finance Agency   SFM                          Single Family Mortgage
                                                                       SWD                            Solid Waste Disposal
                                                                       TBTAU          Triborough Bridge & Tunnel Authority
                                                                       WSS                            Water & Sewer System

1. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on June 30, 1997. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days notice.
2.   Put obligation redeemable at full face value on the date reported.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES June 30, 1997
Centennial Tax Exempt Trust

ASSETS:
Investments, at value-see accompanying statement  . . . . . . . . . . . . . . . . . . . . .           $1,693,607,897
Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   67,677
Receivables:
  Shares of beneficial interest sold  . . . . . . . . . . . . . . . . . . . . . . . . . . .               41,202,566
  Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               11,950,146
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   11,069
                                                                                                      --------------
     Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,746,839,355
                                                                                                      --------------
LIABILITIES:
Payables and other liabilities:
  Investments purchased   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               77,537,733
  Shares of beneficial interest redeemed  . . . . . . . . . . . . . . . . . . . . . . . . .               18,476,819
  Dividends   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                1,668,348
  Service plan fees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  134,349
  Transfer and shareholder servicing agent fees   . . . . . . . . . . . . . . . . . . . . .                   56,005
  Trustees' fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    1,158
  Other   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  218,814
                                                                                                      --------------
     Total liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               98,093,226
                                                                                                      --------------
NET ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           $1,648,746,129
                                                                                                      ==============
COMPOSITION OF NET ASSETS:
Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           $1,648,641,002
Accumulated net realized gain on investment transactions  . . . . . . . . . . . . . . . . .                  105,127
                                                                                                      --------------
NET ASSETS-applicable to 1,648,656,970 shares of beneficial
  interest outstanding  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           $1,648,746,129
                                                                                                      ==============
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE  . . . . . . . . . . . . . .                    $1.00

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended June 30, 1997
Centennial Tax Exempt Trust

INVESTMENT INCOME-Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              $58,330,447
                                                                                                         -----------
EXPENSES:
Management fees-Note 3  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                6,858,451
Service plan fees-Note 3  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                3,177,577
Transfer and shareholder servicing agent fees-Note 3  . . . . . . . . . . . . . . . . . . .                  720,214
Registration and filing fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  364,067
Custodian fees and expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  251,398
Shareholder reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   71,016
Legal and auditing fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   36,178
Trustees' fees and expenses   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   22,685
Insurance expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   16,792
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    3,308
                                                                                                         -----------
  Total expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               11,521,686
  Less expenses paid indirectly-Note 3  . . . . . . . . . . . . . . . . . . . . . . . . . .                 (169,628)
                                                                                                         -----------
  Net expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               11,352,058
                                                                                                         -----------
NET INVESTMENT INCOME . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               46,978,389
NET REALIZED GAIN ON INVESTMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  116,199
                                                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  . . . . . . . . . . . . . . . . . . .              $47,094,588
                                                                                                         ===========

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       Year Ended June 30,
                                                                             ---------------------------------------
                                                                                   1997                    1996
                                                                             ---------------          --------------
OPERATIONS:
Net investment income . . . . . . . . . . . . . . . . . . . . . .            $   46,978,389           $   46,013,851
Net realized gain . . . . . . . . . . . . . . . . . . . . . . . .                   116,199                  244,254
                                                                             --------------           --------------
Net increase in net assets resulting from operations  . . . . . .                47,094,588               46,258,105

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS . . . . . . . . . . .               (47,224,231)             (46,061,715)

BENEFICIAL INTEREST TRANSACTIONS:
Net increase in net assets resulting from beneficial interest
  transactions-Note 2   . . . . . . . . . . . . . . . . . . . . .               222,881,798              110,876,607
                                                                             --------------           --------------
NET ASSETS:
Total increase  . . . . . . . . . . . . . . . . . . . . . . . . .               222,752,155              111,072,997
Beginning of period . . . . . . . . . . . . . . . . . . . . . . .             1,425,993,974            1,314,920,977
                                                                             --------------           --------------
End of period   . . . . . . . . . . . . . . . . . . . . . . . . .            $1,648,746,129           $1,425,993,974
                                                                             ==============           ==============

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Centennial Tax Exempt Trust

                                                                                  Year Ended June 30,
                                                                    ---------------------------------------------------
                                                                       1997       1996        1995      1994       1993
                                                                       ----       ----        ----      ----       ----
PER SHARE OPERATING DATA:
Net asset value, beginning
  of period   . . . . . . . . . . . . . . . . . . . . . . .           $1.00       $1.00      $1.00      $1.00     $1.00
Income from investment operations-net investment
  income and net realized gain  . . . . . . . . . . . . . .             .03         .03        .03        .02       .02
Dividends and distributions to shareholders . . . . . . . .            (.03)       (.03)      (.03)      (.02)     (.02)
                                                                    -------     -------    -------    -------   -------
Net asset value, end of period  . . . . . . . . . . . . . .           $1.00       $1.00      $1.00      $1.00     $1.00
                                                                    =======     =======    =======    =======   =======
TOTAL RETURN, AT
  NET ASSET VALUE(1)  . . . . . . . . . . . . . . . . . . .            3.01%       3.16%      3.17%      1.90%     2.19%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) . . . . . . . . . .          $1,649      $1,426     $1,315     $1,039      $981
Average net assets (in millions)  . . . . . . . . . . . . .          $1,591      $1,473     $1,127     $1,057      $977
Ratios to average net assets:
Net investment income   . . . . . . . . . . . . . . . . . .            2.95%       3.12%      3.13%      1.87%     2.08%
Expenses(2) . . . . . . . . . . . . . . . . . . . . . . . .            0.72%       0.72%      0.73%      0.76%     0.76%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only.
2. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Trust. Prior year expense ratios have not been adjusted.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Centennial Tax Exempt Trust

1. SIGNIFICANT ACCOUNTING POLICIES

Centennial Tax Exempt Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust's investment objective is to seek the maximum short-term interest income exempt from Federal income taxes that is consistent with low capital risk and the maintenance of liquidity by investing in short-term municipal securities. The Trust's investment adviser is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI). The following is a summary of significant accounting policies consistently followed by the Trust.

Investment Valuation-Portfolio securities are valued on the basis of amortized cost, which approximates market value.

Federal Taxes-The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

Distributions to Shareholders-The Trust intends to declare dividends from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. To effect its policy of maintaining a net asset value of $1.00 per share, the Trust may withhold dividends or make distributions of net realized gains.

Other-Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Centennial Tax Exempt Trust

2. SHARES OF BENEFICIAL INTEREST

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                   Year Ended June 30, 1997           Year Ended June 30, 1996
                              ----------------------------------  ---------------------------------
                                   Shares            Amount            Shares            Amount
                              ---------------   ----------------  ---------------   ---------------
Sold  . . . . . . . . . . .    4,793,933,452    $ 4,793,933,452     4,357,729,565   $ 4,357,729,565

Dividends and distributions
reinvested  . . . . . . . .       45,861,059         45,861,059        45,904,203        45,904,203

Redeemed  . . . . . . . . .   (4,616,912,713)    (4,616,912,713)   (4,292,757,161)   (4,292,757,161)
                              --------------    ---------------   ---------------   ---------------
Net increase  . . . . . . .      222,881,798     $  222,881,798       110,876,607    $  110,876,607
                              ==============    ===============   ===============   ===============

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; 0.40% of the next $250 million of net assets; 0.375% of the next $250 million of net assets; 0.35% of the next $500 million of net assets and 0.325% of net assets in excess of $2 billion. Until Trust net assets reach $1.5 billion, the annual fee payable to the Manager will be reduced by $100,000.

Shareholder Services, Inc. (SSI), a subsidiary of OFI, is the transfer and shareholder servicing agent for the Trust, and for other registered investment companies. SSI's total costs of providing such services are allocated ratably to these companies.

Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Trust.

Under an approved service plan, the Trust may expend up to 0.20% of its net assets annually to reimburse the Manager, as distributor, for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Trust, including amounts paid to brokers, dealers, banks and other institutions. During the year ended June 30, 1997, the Trust paid $10,400 to a broker/dealer affiliated with the Manager as reimbursement for distribution-related expenses.

                                   Exhibit A

                       DESCRIPTION OF SECURITIES RATINGS

Below is a description of the two highest rating categories for Short Term Debt and Long Term Debt by the "Nationally-Recognized Statistical Rating Organizations" which the Manager evaluates in purchasing securities on behalf of the Trust. The ratings descriptions are based on information supplied by the ratings organizations to subscribers.

Short Term Debt Ratings.

Moody's Investors Service, Inc. ("Moody's"): The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

Prime-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG".
These rating categories are as follows:

MIG1/VMIG1: Best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG2/VMIG2: High quality. Margins of protection are ample although not so large as in the preceding group.

Standard & Poor's Corporation ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1".

S&P's ratings for Municipal Notes due in three years or less are:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2:  Satisfactory capacity to pay principal and interest.

S&P assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. With short-term demand debt, S&P's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A- 1+").

Fitch Investors Service, Inc. ("Fitch"): Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+".

F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

Duff & Phelps, Inc. ("Duff & Phelps"): The following ratings are for commercial paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

Duff 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

IBCA Limited or its affiliate IBCA Inc. ("IBCA"): Short-term ratings, including commercial paper (with maturities up to 12 months), are as follows:

A1:   Obligations supported by the highest capacity for timely repayment.

A1: Obligations supported by a very strong capacity for timely repayment.

A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

Thomson BankWatch, Inc. ("TBW"): The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less.

TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

Long Term Debt Ratings. These ratings are relevant for securities purchased by the Trust with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations.

Moody's:  Bonds (including municipal bonds) are rated as follows:

Aaa: Judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues.

Aa: Judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

Moody's applies numerical modifiers "1", "2" and "3" in its "Aa" rating classification. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's:  Bonds (including municipal bonds) are rated as follows:

AAA: The highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: A strong capacity to pay interest and repay principal and differ from "AAA" rated issues only in small degree.

Fitch:

AAA: Considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

Duff & Phelps:

AAA: The highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

IBCA: Long-term obligations (with maturities of more than 12 months) are rated as follows:

AAA: The lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risk significantly.

AA: A very low expectation for investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

A plus (+) or minus (-) sign may be appended to a long term rating to denote relative status within a rating category.

TBW: TBW issues the following ratings for companies. These ratings assess the likelihood of receiving payment of principal and interest on a timely basis and incorporate TBW's opinion as to the vulnerability of the company to adverse developments, which may impact the market's perception of the company, thereby affecting the marketability of its securities.

A: Possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

A/B: The company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

                                  Exhibit B

                           INDUSTRY CLASSIFICATIONS




General Obligations Bonds
Tax and Revenue Anticipation Notes
Lease/Rental
Education
Hospitals
Housing
Transportation
Utilities
Student Loans
Corporate Backed Municipals
Industrial Development
Polllution Control

                                   Exhibit C

                     AUTOMATIC WITHDRAWAL PLAN PROVISIONS

By requesting an Automatic Withdrawal Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and elsewhere in the Application for such Plans, and the Prospectus and this Statement of Additional Information as they may be amended from time to time by the Trust and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

      Trust shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and distributions followed by shares acquired with a sales charge will be redeemed to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made to shareholders under such plans should not be considered as a yield or income on investment. Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges on purchases when made. Accordingly, a shareholder may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases.

   1. Shareholder Services, Inc., the Transfer Agent of the Trust, will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent.

   2. Certificates will not be issued for shares of the Trust purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Trust. Any share certificates now held by the Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan. Those shares will be carried on the Planholder's Plan Statement.

   3. Distributions of capital gains must be reinvested in shares of the Trust, which will be done at net asset value without a sales charge. Dividends may be paid in cash or reinvested.

   4. Redemptions of shares in connection with disbursement payments will be made at the net asset value per share determined on the redemption date.

   5. Checks or ACH payments will be transmitted three business days prior to the date selected for receipt of the monthly or quarterly payment (the date of receipt is approximate), according to the choice specified in writing by the Planholder.

   6. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed at any time by the Planholder on written notification to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification before the requested change can be put in effect.

   7. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Trust) to redeem all, or any part of, the shares held under the Plan. In such case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Trust's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

   8. The Plan may, at any time, be terminated by the Planholder on written notice to the Transfer Agent, or by the Transfer Agent upon receiving directions to that effect from the Trust. The Transfer Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Transfer Agent or the Trust, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

   9. For purposes of using shares held under the Plan as collateral, the Planholder may request issuance of a portion of his shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares as to which a certificate may be issued, so as not to cause the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. Should such uncertificated shares become exhausted, Plan withdrawals will terminate.

   10. The Transfer Agent shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith.

   11. In the event that the Transfer Agent shall cease to act as transfer agent for the Trust, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

                                         Exhibit D

                             TAX EXEMPT/TAX EQUIVALENT YIELDS

The equivalent yield table below compares tax-free income with taxable income under Federal income tax rates effective in 1997. The tables assume that an investor's highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, that the investor is not subject to the Alternative Minimum Tax, and that state income tax payments are fully deductible for Federal income tax purposes. The income tax brackets are subject to indexing in future years to reflect changes in the Consumer Price Index.

Example: Assuming a 4.0% tax-free yield, the equivalent taxable yield would be 6.25% for a person in the 36% tax bracket.

                                                      Centennial Tax Exempt Trust Yield of:
Federal                             Effective         1.5%        2.0%        2.5%
Taxable                             Tax               Is Approximately Equivalent To a
Income                              Bracket           Taxable Yield of:

JOINT RETURN
---------------------
Over              Not over
--------          -----------

$         0       $  41,200           15.0%           1.76%       2.35%       2.94%
$ 41,200          $  99,600           28.0%           2.08%       2.78%       3.47%
$ 99,600          $151,750            31.0%           2.17%       2.90%       3.62%
$151,750          $271,050            36.0%           2.34%       3.13%       3.91%
$271,050 and above                    39.6%           2.48%       3.31%       4.14%


SINGLE RETURN
------------------------
Over              Not over
-------           -----------

$         0       $  24,650           15.0%           1.76%       2.35%       2.94%
$ 24,650          $  59,750           28.0%           2.08%       2.78%       3.47%
$ 59,750          $124,650            31.0%           2.17%       2.90%       3.62%
$124,650          $271,050            36.0%           2.34%       3.13%       3.91%
$271,050 and above                    39.6%           2.48%       3.31%       4.14%




                                           A-12





                      Centennial Tax Exempt Trust Yield of:
Federal                    Effective       3.0%       3.5%        4.0%        4.5%
Taxable                    Tax            Is Approximately Equivalent To a
Income                     Bracket        Taxable Yield of:

JOINT RETURN
---------------------

Over           Not over
--------       -----------

$          0   $  41,200     15.0%        3.53%       4.12%       4.71%       5.29%
$  41,200      $  99,600     28.0%        4.17%       4.86%       5.56%       6.25%
$  99,600      $151,750      31.0%        4.35%       5.07%       5.80%       6.52%
$151,750       $271,050      36.0%        4.69%       5.47%       6.25%       7.03%
$271,050                     39.6%        4.97%       5.79%       6.62%       7.45%

SINGLE RETURN
-------------------------

Over           Not over
--------       -----------

$      0       $  24,650     15.0%        3.53%       4.12%       4.71%       5.29%
$  24,650      $  59,750     28.0%        4.17%       4.86%       5.56%       6.25%
$  59,750      $124,650      31.0%        4.35%       5.07%       5.80%       6.52%
$124,650       $271,050      36.0%        4.69%       5.47%       6.25%       7.03%
$271,050                     39.6%        4.97%       5.79%       6.62%       7.45%


Investment Advisor and Distributor
Centennial Asset Management Corporation
6803 South Tucson Way
Englewood, Colorado 80112

Sub-Distributor
OppenheimerFunds Distributor, Inc.
PO Box 5254
Denver, Colorado 80217

Transfer Agent and Shareholder Servicing Agent
Shareholder Services, Inc.
P.O. Box 5143
Denver, Colorado 80217
1-800-525-9310

Custodian
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202












PXO160.001.1097

Centennial Government Trust

6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-9310

Statement of Additional Information dated October 1, 1997

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Trust and supplements information in the Prospectus dated October 1, 1997. It should be read together with the Prospectus which may be obtained by writing to the Trust's Transfer Agent, Shareholder Services, Inc. at P.O. Box 5143, Denver, Colorado 80217-5143 or by calling the Transfer Agent at the toll-free number shown above.

Contents                                                                  Page

Investment Objective and Policies.............................................
Other Investment Restrictions.................................................

Appendix
Trustees and Officers.........................................................
Investment Management Services................................................
Service Plan..................................................................
Purchase, Redemption and Pricing of Shares....................................
Exchange of Shares............................................................
Yield Information.............................................................
Additional Information........................................................

Financial Information About the Trust
Independent Auditors' Report..................................................
Financial Statements..........................................................

Exhibits
Exhibit A:   Description of Securities Ratings................................
Exhibit B:   Industry Classifications.........................................
Exhibit C:   Automatic Withdrawal Plan Provisions.............................

Investment Objective and Policies

Investment Policies and Strategies. The investment objectives and policies of the Trust are described in the Prospectus. Set forth below is supplemental information about those policies. Certain capitalized terms used in this Statement of Additional Information are defined in the Prospectus.

      The Trust will not make investments with the objective of seeking capital growth. However, the value of the securities held by the Trust may be affected by changes in general interest rates. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security would normally decline in value. Conversely, should interest rates decrease after a security is purchased, its value would rise. However, those fluctuations in value will not generally result in realized gains or losses to the Trust since the Trust does not usually intend to dispose of securities prior to their maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. To a limited degree, the Trust may engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or other considerations, the Trust believes such disposition advisable or needs to generate cash to satisfy redemptions. In such cases, the Trust may realize a capital gain or loss.

Repurchase Agreements. In a repurchase transaction, the Trust acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank having total domestic assets of at least $1 billion or a broker-dealer with a net capital of at least $50 million and which has been designated a primary dealer in government securities). The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Trust's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound, and will continuously monitor the collateral's value.

Loans of Portfolio Securities. To attempt to increase its income for liquidity purposes, the Trust may lend its portfolio securities to qualified borrowers (other than in repurchase transactions) if the loan is collateralized in accordance with applicable regulatory requirements, and if, after any loan, the value of the securities loaned does not exceed 25% of the value of the Trust's total assets. The Trust will not enter into any securities lending agreements having a duration of greater than one year. Any securities received as collateral for a loan must mature in twelve months or less. The Trust presently does not intend that the value of securities loaned will exceed 5% of the value of the Trust's net assets in the coming year.

     Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government Securities or other cash equivalents which the Fund is permitted to purchase. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Trust if the demand meets the terms of the letter. The Trust receives an amount equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such loan collateral; either type of interest may be shared with the borrower. The Trust may also pay reasonable finder's, custodian and administrative fees and will not lend its portfolio securities to any officer, trustee, employee or affiliate of the Trust or the Manager. The terms of the Trust's loans must meet applicable tests under the Internal Revenue Code and permit the Trust to reacquire loaned securities on five days' notice or in time to vote on any important matter.

Floating Rate/Variable Rate Obligations. The Trust may invest in instruments with floating or variable interest rates. The interest rate on a floating rate obligation is based on a stated prevailing market rate, such as a bank's prime rate, the 90 day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, or some other standard, and is adjusted automatically each time such market rate is adjusted. The interest rate on a variable rate obligation is also based on a stated prevailing market rate and is adjusted automatically at a specified interval of no more than one year. Some variable rate or floating rate obligations in which the Trust may invest have a demand feature entitling the holder to demand payment at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest at any time, or at specified intervals not exceeding one year. These notes may or may not be backed by bank letters of credit. Variable rate demand notes may include master demand notes. The Manager, on behalf of the Trust, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate obligations in the Trust's portfolio. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. There is no limit on the amount of the Trust's assets that may be invested in floating rate and variable rate obligations that meet the requirements of rule 2a-7. Floating rate or variable rate obligations which do not provide for recovery of principal and interest within seven days may be subject to the limitations applicable to illiquid securities described in "Investment Objective and Policies - Illiquid and Restricted Securities" in the Prospectus.

Master Demand Notes. A master demand note is a corporate obligation that permits the investment of fluctuating amounts by the Trust at varying rates of interest pursuant to direct arrangements between the Trust, as lender, and the corporate borrower that issues the note. These notes permit daily changes in the amounts borrowed. The Trust has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note at any time without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable and thus immediately repayable by the borrower at face value, plus accrued interest, at any time. Accordingly, the Trust's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In evaluating the master demand arrangements, the Manager considers the earning power, cash flow, and other liquidity ratios of the issuer. Master demand notes are not typically rated by credit rating agencies. If they are not rated, the Trust may invest in them only if, at the time of an investment, they are Eligible Securities. The Manager will continuously monitor the borrower's financial ability to meet all of its obligations because the Trust's liquidity might be impaired if the borrower were unable to pay principal and interest on demand.

Ratings of Securities. The Prospectus describes "Eligible Securities" in which the Trust may invest and indicates that if a security's rating is downgraded, the Manager and/or the Board may have to reassess the security's credit risks. If a security has ceased to be a First Tier Security, Centennial Asset Management Corporation (the "Manager") will promptly reassess whether the security continues to present "minimal credit risks." If the Manager becomes aware that any Rating Organization has downgraded its rating of a Second Tier Security or rated an unrated security below its second highest rating category, the Trust's Board of Trustees shall promptly reassess whether the security presents minimal credit risks and whether it is in the best interests of the Trust to dispose of it. If a security is in default, or ceases to be an Eligible Security, or is determined no longer to present minimal credit risks, the Board must determine whether it would be in the best interests of the Trust to dispose of the security. In each of the foregoing instances, Board action is not required if the Trust disposes of the security within five days of the Manager learning of the downgrade, in which event the Manager will provide the Board with subsequent notice of such downgrade. The Rating Organizations currently designated as such by the Securities and Exchange Commission ("SEC") are Standard & Poor's Corporation, Moody's Investors Service, Inc., Fitch Investors Services, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate, IBCA, Inc., and Thomson BankWatch, Inc. A description of the ratings categories of those Rating Organizations is contained in Exhibit A.

Other Investment Restrictions

The Trust's most significant investment restrictions are described in the Prospectus. The following investment restrictions are also fundamental policies of the Trust, and together with the fundamental policies and restrictions described in the Prospectus, cannot be changed without the vote of a majority of the Trust's outstanding shares. Under the Investment Company Act, such a majority vote is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at a shareholder's meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Under these additional restrictions, the Trust cannot:

     o invest in commodities or commodity contracts or invest in interests in oil, gas or other mineral exploration or development programs;

      o  invest in real estate;

      o  purchase securities on margin or make short sales of securities;

      o invest in or hold securities of any issuer if those officers and Trustees of the Trust or its advisor who beneficially own individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer;

      o  underwrite securities of other companies; or

      o invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Trust makes an investment, and the Trust need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Trust. For the purposes of the Trust's policy not to concentrate in securities of issuers as described in the investment restrictions listed in the Prospectus, the Trust has adopted the industry classifications set forth in Exhibit B to this Statement of Additional Information. This is not a fundamental policy.

APPENDIX

This Appendix is part of the Statement of Additional Information of Centennial Money Market Trust ("Money Market Trust"), Centennial Tax Exempt Trust ("Tax Exempt Trust") and Centennial Government Trust ("Government Trust"), each of which is referred to in this Appendix individually as a "Trust" and collectively are referred to as the "Trusts." Unless otherwise indicated, the information in this Appendix applies to each Trust.

Trustees and Officers

The Trustees and officers of the Trusts and their principal business affiliations and occupations during the past five years are listed below. Sam Freedman became a Trustee on June 27, 1996. All Trustees are trustees of each of the Trusts. The Trustees are also trustees, directors, or managing general partners of Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial New York Tax Exempt Trust, Daily Cash Accumulation Fund, Inc., Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Equity Income Fund, Oppenheimer High Yield Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and The New York Tax Exempt Income Fund, Inc. (all of the foregoing funds are collectively referred to as the "Denver Oppenheimer funds") except for Ms.
Macaskill, who is a Trustee, Director or Managing Partner of all the Denver-based Oppenheimer funds except Oppenheimer Integrity Funds, Oppenheimer Strategic Income Fund, Oppenheimer Variable Account Funds and Panorama Series Fund Inc. Mr. Fossel is not a trustee of Centennial New York Tax Exempt Trust and he is not a Managing General Partner of Centennial America Fund, L.P. Ms. Macaskill is President and Mr. Swain is Chairman and Chief Executive Officer of the Denver Oppenheimer funds. All of the officers except Mr. Carbuto, Ms. Wolf, Mr. Zimmer and Ms. Warmack hold similar positions with each of the Denver Oppenheimer funds. As of September 8, 1997, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of any Trust. This does not reflect ownership of shares held of record by an employee benefit plan for employees of OppenheimerFunds, Inc., the parent of the Manager (for which two of the officers listed below, Ms. Macaskill and Mr. Donohue, are trustees) other than the shares beneficially owned under that plan by the officers of the funds listed above.

ROBERT G. AVIS, Trustee*; Age 66
One North Jefferson Avenue, St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment advisor and trust company, respectively).

WILLIAM A. BAKER, Trustee; Age 82
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

CHARLES CONRAD, JR., Trustee; Age 67
1501 Quail Street, Newport Beach, California 92660
Chairman and Chief Executive Officer of Universal Space Lines, Inc. (A space services management company); formerly, Vice President of McDonnell Douglas SpaceCo. ands associated with National Aeronautics and Space Administration.

JON S. FOSSEL, Trustee; Age 55
Box 44 Mead Street, Waccabuc, New York 10597
Member of the Board of Governors of the Investment Company Institute (a national trade association of investment companies), Chairman of the Investment Company Institute Education Foundation; Formerly Chairman and a director of OppenheimerFunds, Inc. ("OFI"), the immediate parent of Centennial Asset Management Corporation ("Manager"); formerly President and a director of Oppenheimer Acquisition Corp.("OAC"), OFI's parent holding company; formerly a director of Shareholder Services, Inc. ("SSI") and Shareholder Financial Services, Inc. ("SFSI"), transfer agent subsidiaries of OFI.

SAM FREEDMAN, Trustee; Age 56
4975 Lakeshore Drive, Littleton, Colorado 80123
Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services (a transfer agent); Formerly Chairman, Chief Executive Officer and a director of SSI; Formerly Chairman, Chief Executive Officer and director of SFSI; Vice President and a director of OAC and a director of OFI.

RAYMOND J. KALINOWSKI, Trustee; Age 68
44 Portland Drive, St. Louis, Missouri 63131
Director of Wave Technologies International, Inc.(a computer products training company), formerly Vice Chairman and a director of A.G. Edwards, Inc., parent holding company of A.G. Edwards & Sons, Inc. (a broker-dealer), of which he was a Senior Vice President.

C. HOWARD KAST, Trustee; Age 75
2552 E. Alameda, Denver, Colorado 80209
Formerly Managing Partner of  Deloitte, Haskins & Sells (an accounting firm).

ROBERT M. KIRCHNER, Trustee; Age 75
7500 East Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

BRIDGET A. MACASKILL, President and Trustee*; Age 49
Two World Trade Center, New York, New York 10048-0203
President, Chief Executive Officer and a director of OFI and HarboManagementet Corporation ("HarbourView"), a subsidiary of OFI; Chairman and a director of SSI and SFSI; President and a director of OAC and Oppenheimer Partnership Holdings Inc., a holding company subsidiary of OFI; a director of Oppenheimer Real Asset Management, Inc. ("Real Asset"); formerly an Executive Vice President of OFI.

NED M. STEEL, Trustee; Age 82
3416 South Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; a director of Visiting Nurse Corporation of Colorado; formerly Senior Vice President and a director of the Van Gilder Insurance Corp. (insurance brokers).

JAMES C. SWAIN, Chairman, Chief Executive Officer and Trustee*; Age 63
6803 South Tucson Way, Englewood, Colorado 80112
Vice Chairman of OFI; formerly President and a director of the Manager, and formerly Chairman of the Board of SSI.

MICHAEL A. CARBUTO, Vice President and Portfolio Manager of Tax Exempt Trust; Age 42
Two World Trade Center, New York, New York 10048-0203
Vice President of the Manager and OFI; an officer of other Oppenheimer funds.

DOROTHY WARMACK, Vice President and Portfolio Manager of Money Market Trust and Government Trust; Age 61
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager and OFI; an officer of other Oppenheimer funds.

CAROL E. WOLF, Vice President and Portfolio Manager of Money Market Trust and Government Trust; Age 46
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager and OFI; an officer of other Oppenheimer funds.

ARTHUR J. ZIMMER, Vice President and Portfolio Manager of Money Market Trust and Government Trust; Age 51
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager and OFI; an officer of other Oppenheimer funds.

ANDREW J. DONOHUE, Vice President and Secretary; Age 47
Two World Trade Center, New York, New York 10048-0203
Executive Vice President, General Counsel and a director of OFI and OppenheimerFunds Distributor, Inc. ("OFDI") Harbour View, SSI, SFSI, Oppenheimer Partnership Holdings Inc. and MultiSource Services, Inc. (a broker-dealer); President and a director of the Manager; President and a director of Real Asset; Secretary and General Counsel of OAC; an officer of other Oppenheimer funds.

GEORGE C. BOWEN, Vice President,  Treasurer and Assistant Secretary; Age 61
6803 South Tucson Way, Englewood,  Colorado 80112
Senior Vice President and Treasurer of OFI; Vice President and Treasurer of OFDI and HarbourView; Senior Vice President, Treasurer Assistant Secretary and a director of the Manager; President, Treasurer and a director of Centennial Capital Corporation; Senior Vice President, Treasurer and Secretary of SSI; Vice President, Treasurer and Secretary of SFSI; Treasurer of OAC; Treasurer of Oppenheimer Partnership Holdings, Inc.; Vice President and Treasurer of Real Asset;

Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc.; an officer of other Oppenheimer funds.

ROBERT G. ZACK, Assistant Secretary; Age 49
Two World Trade Center, New York, New York 10048-0203
Senior Vice President and Associate General Counsel of OFI; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

ROBERT J. BISHOP, Assistant Treasurer; Age 38
6803 South Tucson Way, Englewood, Colorado 80112
Vice  President  of  the  OFI/Mutual  Fund  Accounting;   an  officer  of  other
Oppenheimer funds; formerly a Fund Controller for OFI.

SCOTT T. FARRAR, Assistant Treasurer; Age 32
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of OFI/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for OFI.
----------------------
* A Trustee who is an "interested person" of the Trusts as defined in the Investment Company Act.

Remuneration of Trustees. The officers of the Trusts and certain Trustees of the Trusts (Ms. Macaskill and Mr. Swain) who are affiliated with the Manager receive no salary or fee from the Trusts. Mr. Fossel did not receive any salary or fees from the Trusts prior to January 1, 1997. The remaining Trustees of the Trusts received the compensation shown below. Mr. Freedman became a Trustee on June 27, 1996 and received no compensation from the Trusts before that date. The compensation from the Trusts was paid during its fiscal year ended June 30, 1997. The compensation from all of the Denver-based Oppenheimer funds include the Trusts and is compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 1996.

                        Aggregate         Aggregate      Aggregate      Total
                        Compensation      Compensation   Compensation   Compensation
                        from the          from the       from the       from all
                        Money Market      Tax Exempt     Government     Denver-based
Name and Position       Trust             Trust          Trust          Oppenheimer funds(1)
Robert G. Avis          $4,578            $2,516         $1,888         $58,003
 Trustee

William A. Baker         $6,290            $3,226         $2,594         $79,715
 Audit and Review
 Committee Ex-Officio
 Member (2) and Trustee



                                           A-9




Charles Conrad, Jr.     $5,896            $3,024         $2,432         $74,717
 Trustee(3)

Jon S. Fossel           $2,125            $1,090         $   876        None
Trustee

Sam Freedman            $3,373            $1,729         $1,391         $29,502
Audit and Review
Committee Member(2)
and Trustee

Raymond J. Kalinowski   $5,626            $2,885         $2,320         $74,173
 Audit and Review
 Committee Member(2)
 and Trustee

C. Howard Kast          $5,874            $3,012         $2,422         $74,173
 Audit and Review
 Committee  Chairman(2)
 and Trustee

Robert M. Kirchner      $5,897            $3,024         $2,432         $74,717
 Trustee(3)

Ned M. Steel            $4,578            $2,348         $1,888         $58,003
 Trustee

(1) For the 1996 calendar year.
(2) Committee positions effective July 1, 1997
(3) Prior to July 1, 1997, Messrs. Conrad and Kirchner were also members of the Audit And Review Committee.

Deferred Compensation Plan. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they receive from the Fund. Under the Plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the Plan will be vary based upon the performance of the selected funds. Deferral of Trustees' fees under the Plan does not affect the amounts paid to the Trustee by the Fund and will not materially affect the Fund's assets, liabilities and net income per share. The Plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the Plan without shareholder approval.

Major Shareholders. As of September 8, 1997, A.G. Edwards & Sons, Inc. ("A.G. Edwards"), 1 North Jefferson Avenue, St. Louis, MO 63103 was the record owner of 9,596,900,481.40 shares of

Money   Market   Trust,   1,817,332,367.93   shares  of  Tax  Exempt  Trust  and
1,081,190,679 shares of Government Trust (approximately 98.83%, 98.35% and 96.92% of outstanding shares, respectively, of these Trusts). A.G. Edwards has advised the Trusts that all such shares are held for the benefit of brokerage clients and that no such client owned beneficially 5% or more of the outstanding shares of any of the Trusts.

Investment Management Services

The  Manager is  wholly-owned  by OFI,  which is a  wholly-owned  subsidiary  of
Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is owned by certain of OFI's directors and officers, some of whom may serve as officers of the Trust, and two of whom (Mr. Swain and Ms. Macaskill) serve as Trustees of the Trust.

      The management fee is payable monthly to the Manager under the terms of the investment advisory agreements between the Manager and each Trust (collectively, the "Agreements"), and is computed on the aggregate net assets of the respective Trust as of the close of business each day. The management fees paid to the Manager by the Trusts during their last three fiscal periods were as follows: (a) $12,657,193, $21,572,513 and $32,755,568 paid for the fiscal years ended June 30, 1995, 1996 and 1997, respectively, of Money Market Trust; (b) $5,050,991, $6,380,737 and $6,858,451 paid for the fiscal years ended June 30,
1995, 1996 and 1997, respectively, of Tax Exempt Trust; and (c) $3,414,212, $4,468,617 and $4,743,430 paid for the fiscal years ended June 30, 1995, 1996 and 1997, respectively, of Government Trust.

      The Agreements require the Manager, at its expense, to provide the Trusts with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Trusts, including the compilation and maintenance of records with respect to operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Trusts.
Expenses not expressly assumed by the Manager under the Agreements or as Distributor of the shares of the Trusts, are paid by the Trusts. The Agreements list examples of expenses paid by the Trusts, the major categories of which relate to interest, taxes, certain insurance premiums, fees to unaffiliated Trustees, legal, bookkeeping and audit expenses, brokerage, custodian and transfer agent expenses, share issuance costs, certain printing costs (excluding the cost of printing prospectuses for sales materials) and registration fees, and non-recurring expenses, including litigation. The Agreements permit the Manager to act as investment advisor for any other person, firm or corporation.

      Under its Agreements with the Money Market Trust and the Government Trust, respectively, the Manager has agreed to reimburse each Trust to the extent that the Trust's total expenses (including the management fee but excluding interest, taxes, brokerage commissions, and extraordinary expenses such as litigation costs) exceed in any fiscal year the lesser of: (i) 1.5% of average annual net assets of the Trust up to $30 million plus 1% of the average annual net assets in excess of $30 million or; (ii) 25% of the total annual investment income of the Trust.

      Independently of the Money Market Trust's Agreement, the Manager has voluntarily agreed to waive a portion of the management fee otherwise payable to it by the Money Market Trust as described in the Prospectus under "The Manager and Its Affiliates - Fees and Expenses". For fiscal year ended June 30, 1995, June 30, 1996 and June 30, 1997, the reimbursements by the Manager to Money Market Trust were $0, $0 and $4,890,123, respectively.

      Under its Agreement with Tax Exempt Trust, when the value of the Fund's net assets is less than $1.5 billion, the annual fee payable to the Manager is reduced by $100,000 based on the average net assets computed daily and paid monthly at the annual rates, but in no event shall the annual fee be less than $0. This contractual provision resulted in a reduction of the fee which would otherwise have been payable to the Manager during the fiscal years ended June 30, 1995, 1996 and 1997, respectively, in the following amounts: $100,000, $19,945 and $100,000.

      In addition, under its Agreement with Tax Exempt Trust, the Manager has agreed to assume that Trust's expenses to the extent that the total expenses (as described above) of the Trust exceed the most stringent limits prescribed by any state in which the Trust's shares are offered for sale. The payment of the management fee at the end of any month will be reduced so that at no time will there be any accrued but unpaid liabilities under any of these expense assumptions. No reimbursement or assumption was necessary by the Manager to Government Trust during its three most recent fiscal years. As a result of changes in federal securities laws which have effectively pre-empted state expense limitations, the contractual commitment relating to such reimbursements is no longer relevant.

      The Tax Exempt Trust Agreement provides that the Manager assumes no responsibility under the Agreement other than that which is imposed by law, and shall not be responsible for any action of the Board of Trustees of the Trust in following or declining to follow any advice or recommendations of the Manager. The Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Trust in connection with matters to which the Agreement relates, except a loss resulting by reason of the Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under the Agreement.

      The Agreements of Money Market Trust and Government Trust provide that the Manager shall not be liable for any loss sustained by reason of the adoption of an investment policy or the purchase, sale or retention of any security on its recommendation, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith, provided that nothing in the Agreements shall be construed to protect the Manager against any liability to such Trusts or their shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such Agreements.

Portfolio Transactions. Portfolio decisions are based upon the recommendations and judgment of the Manager subject to the overall authority of the Board of Trustees. As most purchases made by the Trust are principal transactions at net prices, the Trust incurs little or no brokerage costs. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked prices. The Trust's policy of investing in short-term debt securities with maturities of less than one year results in high portfolio turnover. However, since brokerage commissions, if any, are small and securities are usually held to maturity, high turnover does not have an appreciable adverse effect upon the net asset value or income of the Trust in periods of stable or declining rates, and may have a positive effect in periods of rising interest rates.

      The Trust seeks to obtain prompt and reliable execution of orders at the most favorable net price. If brokers are used for portfolio transactions, transactions are directed to brokers furnishing execution and research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Trust and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager to make available additional views for consideration and comparisons, and to enable the Manager to obtain market information for the valuation of securities held in the Trust's portfolio or being considered for purchase. In the rare instances where the Trust pays commissions for research, the Board of Trustees, including the independent Trustees of the Trust, will review information furnished by the Manager as to the commissions paid to brokers furnishing such services in an effort to ascertain that the amount of such commissions was reasonably related to the value or the benefit of such services. The Trust does not direct the handling of purchases or sales of portfolio securities, whether on a principal or agency basis, to brokers for selling shares of the Trust. No portfolio transactions are handled by brokers which are affiliated with the Trust or the Manager if that broker is acting as principal.

Service Plan

Each Trust has adopted a Service Plan (the "Plan") under Rule 12b-1 of the Investment Company Act, pursuant to which the Trust will reimburse the Distributor for a portion of its costs incurred in connection with the services rendered to the Trust, as described in the Prospectus. Each Plan has been approved: (i) by a vote of the Board of Trustees of the Trust, including a majority of the "Independent Trustees" (those Trustees of the Trust who are not "interested persons," as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to the Plan) cast in person at a meeting called for the purpose of voting on the Plan; and (ii) by the vote of the holders of a "majority of the outstanding voting securities " (as defined under the Investment Company Act) of that Trust's outstanding voting securities. In approving each Plan, the Board determined that it is likely each Plan will benefit the shareholders of that Trust.

      The Distributor has entered into Supplemental Distribution Assistance Agreements ("Supplemental Agreements") under the Plan with selected dealers distributing shares of Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust and Oppenheimer Cash Reserves. Quarterly payments by the Distributor, which are not a Trust expense, for distribution-related services will range from 0.10% to 0.30%, annually, of the average net asset value of shares of these funds owned during the quarter beneficially or of record by the dealer or its customers. However, no payment shall be made to any dealer for any quarter during which the average net asset value of shares of such funds owned during that quarter by the dealer or its customers is less than $5 million. Payments made pursuant to Supplemental Agreements are not a fund expense, but are made by the Distributor out of its own resources or out of the resources of the Manager which may include profits derived from the advisory fee it receives from each such fund. No such supplemental payments will be paid to any dealer which is an "affiliate" (as defined in the Investment Company Act) of the Distributor.

      Each Plan, unless terminated as described below, shall continue in effect from year to year but only so long as such continuance is specifically approved at least annually by each Trust's Board of Trustees, including its Independent Trustees, by a vote cast in person at a meeting called for that purpose. The Supplemental Agreements are subject to the same renewal requirement. A Plan and the Supplemental Agreements may be terminated at any time by the vote of a majority of the Trust's Independent Trustees or by the vote of the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust's outstanding voting securities. The Supplemental Agreements will automatically terminate in the event of their "assignment" (as defined in the Investment Company Act), and each may be terminated by the
Distributor: (i) in the event a Trust amends its Plan, or (ii) if the net asset value of shares of the funds covered by the Supplemental Agreements held by the dealer or its customers is less than $5 million for two or more consecutive quarters. A dealer may terminate a Supplemental Agreement at any time upon giving 30 days' notice. Each Plan may not be amended to increase materially the amount of payments to be made unless such amendment is approved by the shareholders of that Trust. All material amendments must be approved by the Independent Trustees.

      Under each Plan, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Trust shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Trust's Independent Trustees. The Board of Trustees has set the fee at the maximum rate and set no minimum amount. The Plans permit the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from advisory fees) at no cost to a Trust. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

      Each Recipient who is to receive distribution payments for any month or quarter is required to certify in writing that the aggregate payments to be received from the applicable Trust during that month or quarter do not exceed the Recipient's administrative and sales related costs in rendering distribution assistance during the month or quarter, and will reimburse the Trust for any excess.

      For each Trust's fiscal year ended June 30, 1997, payments to the Distributor under its Plan totaled $16,003,021, $3,177,577 and $2,060,666 for Money Market Trust, Tax Exempt Trust and Government Trust, respectively, of which $-0-, $3,109,499 and $-0- was paid by Money Market Trust, Tax Exempt Trust and Government Trust, respectively, to an affiliate of the Distributor, as a Recipient. Payments received by the Distributor under the Plans will not be used to pay any interest expense, carrying charge, or other financial costs, or allocation of overhead by the Distributor. Any unreimbursed expenses incurred for any fiscal quarter by the Distributor may not be recovered under that Plan in subsequent fiscal quarters.

      While the Plan is in effect, the Treasurer of each Trust shall provide a report to the Board of Trustees in writing at least quarterly on the amount of all payments made pursuant to the Plan, the identity of each Recipient that received any such payment, and the purposes for which the payments were made. The Plan further provides that while it is in effect, the election and nomination of those Trustees of a Trust who are not "interested persons" of the Trust is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

Purchase, Redemption and Pricing of Shares

Determination of Net Asset Value Per Share. The net asset value of each Trust's shares is determined twice each day as of 12:00 Noon and the close of The New York Stock Exchange (the "Exchange") which is normally 4:00 P.M., but may be earlier on some days, each day the Exchange is open (a "regular business day") (all references to time mean New York time) by dividing that Trust's net assets (the total value of the Trust's portfolio securities, cash and other assets less all liabilities) by the total number of shares outstanding. The Exchange's most recent annual holiday schedule states that it will close New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may also close on other days. Dealers other than Exchange members may conduct trading in Municipal Securities on certain days on which the Exchange is closed (e.g., Good Friday), so that securities of the same type held by Tax Exempt Trust may be traded, and its net asset value per share may be affected significantly, on such days when shareholders may not purchase or redeem shares.

      Each Trust's Board of Trustees has established procedures for the valuation of the Trust's securities which provide that money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures.

      The Trusts will seek to maintain a net asset value of $1.00 per share for purchases and redemptions. There can be no assurance that each Trust will do so. Each Trust operates under Rule 2a-7 under which a Trust may use the amortized cost method of valuing their shares. The amortized cost method values a security initially at its cost and thereafter assumes a constant amortization of any premium or accretion of any discount, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized capital gains or losses.

      Each Trust's Board of Trustees has established procedures intended to stabilize the Trust's net asset value at $1.00 per share. If a Trust's net asset value per share were to deviate from $1.00 by more than 0.5%, Rule 2a-7 requires the Board promptly to consider what action, if any, should be taken. If the Trustees find that the extent of any such deviation may result in material dilution or other unfair effects on shareholders, the Board will take whatever steps it considers appropriate to eliminate or reduce such dilution or unfair effects, including, without limitation, selling portfolio securities prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the outstanding number of Trust shares without monetary consideration, or calculating net asset value per share by using available market quotations.

      As long as the Trust use Rule 2a-7, each Trust must abide by certain conditions described in the Prospectus. Some of those conditions which relate to portfolio management are that each Trust must: (i) maintain a dollar-weighted average portfolio maturity not in excess of 90 days; (ii) limit its investments, including repurchase agreements, to those instruments which are denominated in U.S. dollars and which are rated in one of the two highest short-term rating categories by at least two "nationally-recognized statistical rating organizations" ("Rating Organizations") as defined in Rule 2a-7, or by one Rating Organization if only one Rating Organization has rated the security; an instrument that is not rated must be a comparable quality as determined by the Manager under procedures approved by the Board; and (iii) not purchase any instruments with a remaining maturity of more than 397 days. Under Rule 2a-7, the maturity of an instrument is generally considered to be its stated maturity (or in the case of an instrument called for redemption, the date on which the redemption payment must be made), with special exceptions for certain variable rate demand and floating rate instruments. Repurchase agreements and securities loan agreements are, in general, treated as having a maturity equal to the period scheduled until repurchase or return, or if subject to demand, equal to the notice period.

      While amortized cost method provides certainty in valuation, there may be periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Trust would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Trust may tend to be lower (and net investment income and daily dividends higher) than market prices or estimates of market prices for its portfolio. Thus, if the use of amortized cost by the trusts resulted in a lower aggregate portfolio value on a particular day, a prospective investor in one of the Trust would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Trusts would receive less investment income than if the Trust were priced at market value. Conversely, during periods of rising interest rates, the daily yield on Trust shares will tend to be higher and its aggregate value lower than that of a portfolio priced at market value. A prospective investor would receive a lower yield than from an investment in a portfolio priced at market value, while existing investors in the Rust would receive more investment income than if the Trust were priced at market value.

Redemptions. Each Trust's Board of Trustees has the right, in conformity with the Trust's Declaration of Trust and applicable law, to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of such shares is less than $500 or such lesser amount as the Board may decide. Should the Board elect to exercise this right, it will establish the terms of any notice of such redemption required to be provided to the shareholder under the Investment Company Act, including any provision the Board may establish to enable the shareholder to increase the amount of the investment to avoid involuntary redemption.

Expedited Redemption Procedures. Under the Expedited Redemption Procedure available to shareholders of the Trusts, as discussed in the Appendix to the Prospectus, the wiring of redemption proceeds may be delayed if the Trust's Custodian bank is not open for business on a day that the Trust would normally authorize the wire to be made, which is usually the same day for redemptions prior to 12:00 Noon, and the Trust's next regular business day for redemptions between 12:00 Noon and the close of The New York Stock Exchange, which is normally 4:00 P.M., but may be earlier on some days. In those circumstances, the wire will not be transmitted until the next bank business day on which the Trust is open for business, and no dividends will be paid on the proceeds of redeemed shares waiting transfer by wire.

Dividend Reinvestment in Another Fund. Direct shareholders of the Trusts may elect to reinvest all dividends and/or distributions in Class A shares of any of the other funds listed below as "Eligible Funds" at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing, and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at the net asset value per share next determined on the payable date of the dividend or distribution.

Exchange of Shares

Eligible Funds. As stated in the Prospectus, shares of the Trust may, under certain circumstances, be exchanged by direct shareholders for Class A shares of the following Oppenheimer funds ("Eligible Funds"):

     Limited Term New York Municipal  Fund
     Oppenheimer  Bond Fund
     Oppenheimer  Bond Fund for Growth
     Oppenheimer  California  Municipal Fund
     Oppenheimer  Champion  Income Fund
     Oppenheimer  Developing  Markets  Fund
     Oppenheimer  Disciplined Allocation Fund
     Oppenheimer  Disciplined Value Fund
     Oppenheimer  Discovery Fund
     Oppenheimer  Enterprise Fund
     Oppenheimer  Equity Income Fund
     Oppenheimer  Florida Municipal Fund
     Oppenheimer  Global Fund

     Oppenheimer  Global  Growth  &  Income  Fund
     Oppenheimer  Gold &  Special Minerals  Fund
     Oppenheimer  Growth  Fund
     Oppenheimer  High  Yield  Fund
     Oppenheimer  Insured Municipal Fund
     Oppenheimer  Intermediate Municipal Fund
     Oppenheimer  International Bond Fund
     Oppenheimer  International Growth Fund
     Oppenheimer  LifeSpan  Balanced  Fund
     Oppenheimer  LifeSpan  Growth  Fund
     Oppenheimer  LifeSpan Income Fund
     Oppenheimer  Limited-Term Government Fund
     Oppenheimer  Main Street California  Municipal Fund
     Oppenheimer  Main Street Income & Growth Fund
     Oppenheimer  Multi-Sector  Income Trust
     Oppenheimer  Multiple  Strategies Fund
     Oppenheimer  Municipal Bond Fund
     Oppenheimer  New Jersey  Municipal Fund
     Oppenheimer  New York  Municipal Fund
     Oppenheimer  Pennsylvania  Municipal Fund
     Oppenheimer  Quest Capital Value Fund,  Inc.
     Oppenheimer  Quest  Global  Value Fund,  Inc.
     Oppenheimer  Quest Growth & Income Value Fund
     Oppenheimer  Quest Officers Value Fund
     Oppenheimer  Quest Opportunity  Value Fund
     Oppenheimer  Quest Small Cap Value Fund
     Oppenheimer  Quest Value Fund, Inc.
     Oppenheimer  Real Asset Fund
     Oppenheimer  Strategic Income  Fund
     Oppenheimer  Total  Return  Fund,  Inc.
     Oppenheimer  U.S. Government Trust
     Oppenheimer  World Bond Fund
     Rochester Fund Municipals
     The New York Tax-Exempt Income Fund, Inc.

     the following "Money Market Funds":

     Centennial America Fund, L.P.
     Centennial California Tax Exempt Trust
     Centennial Government Trust
     Centennial New York Tax Exempt Trust
     Centennial Tax Exempt Trust
     Daily Cash Accumulation Fund, Inc.
     Oppenheimer Cash Reserves
     Oppenheimer Money Market Fund, Inc.

Yield Information

Each Trust's current yield is calculated for a seven-day period of time, in accordance with regulations adopted under the Investment Company Act, as follows: First, a base period return is calculated for the seven-day period by determining the net change in the value of a hypothetical pre-existing account having one share at the beginning of the seven-day period. The change includes dividends declared on the original share and dividends declared on any shares purchased with dividends on that share, but such dividends are adjusted to exclude any realized or unrealized capital gains or losses affecting the dividends declared. Next, the base period return is multiplied by 365/7 to obtain the current yield to the nearest hundredth of one percent. The compounded effective yield for a seven-day period is calculated by (a) adding 1 to the base period return (obtained as described above), (b) raising the sum to a power equal to 365 divided by 7 and (c) subtracting 1 from the result. For the seven day period ended June 30, 1997, the "current yield" for each Money Market Trust, Tax Exempt Trust and Government Trust was 5.04% 3.34% and 4.81%, respectively. The seven-day compounded effective yield for that period was 5.17%, 3.40% and 4.93%, respectively.

      The yield as calculated above may vary for accounts less than approximately $100 in value due to the effect of rounding off each daily dividend to the nearest full cent. Since the calculation of yield under either procedure described above does not take into consideration any realized or unrealized gains or losses on each Trust's portfolio securities which may affect dividends, the return on dividends declared during a period may not be the same on an annualized basis as the yield for that period.

      Tax Exempt Trust's "tax equivalent yield" adjusts Tax Exempt Trust's current yield, as calculated above, by a stated Federal tax rate. The tax equivalent yield is computed by dividing the tax-exempt portion of the Trust's current yield by one minus a stated income tax rate and adding the result to the portion (if any) of the Trust's current yield that is not tax-exempt. The tax equivalent yield may be compounded as described above to provide a compounded effective tax equivalent yield. The tax equivalent yield may be used to compare the tax effects of income derived from the Trust with income from taxable investments at the tax rates stated. Exhibit D, which is applicable only to Tax Exempt Trust, includes a tax equivalent yield table, based on various effective tax brackets for individual taxpayers. Such tax brackets are determined by a taxpayer's Federal taxable income (the net amount subject to Federal income tax after deductions and exemptions). The tax equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply and that state income tax payments are fully deductible for income tax purposes. For taxpayers with income above certain levels, otherwise allowable itemized deductions are limited. The Tax Exempt Trust's tax equivalent yield for the seven-day period ended June 30, 1997 was 3.34%. Its tax-equivalent compounded effective yield for the same period was 3.40% for an investor in the highest Federal tax bracket.

Yield information may be useful to investors in reviewing each Trust's performance. A Trust may make comparisons between its yield and that of other investments, by citing various indices such as The Bank Rate Monitor National Index (provided by Bank Rate Monitor TM), which measures the average rate paid on bank money market accounts, NOW accounts and certificates of deposit by the 100 largest banks and thrift institutions in the top ten metropolitan areas. However, a number of factors should be considered before using yield information as a basis for comparison with other investments. An investment in a Trust is not insured. Its yield is not guaranteed and normally will fluctuate on a daily basis. The yield for any given past period is not an indication or representation by the Trust of future yields or rates of return on its shares. Each Trust's yield is affected by portfolio quality, portfolio maturity, type of instruments held and operating expenses. When comparing a Trust's yield with that of other investments, investors should understand that certain other investment alternatives such as certificates of deposit, U.S. Government Securities, money market instruments or bank accounts may provide fixed yields or yields that may vary above a stated minimum, and also that bank accounts may be insured. Certain types of bank accounts may not pay interest when the balance falls below a specified level and may limit the number of withdrawals by check per month. In order to compare the Tax Exempt Trust's dividends to the rate of return on taxable investments, Federal income taxes on such investments should be considered.

Additional Information

Description of the Trusts. Each Trust's Declaration of Trust contains an express disclaimer of shareholder and Trustee liability for the Trust's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. Each Declaration of Trust also provides that the Trust shall, upon request, assume a defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust (such as the Trust) to be held personally liable as a "partner" for the Trust's obligations under certain circumstances, the risk of a Trust shareholder incurring any financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstance in which the Trust would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

      It is not contemplated that regular annual meetings of shareholders will be held. The Trust will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the shareholders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding in the aggregate shares of the Trust valued at $25,000 or more or holding 1% or more of the Trust's outstanding shares, whichever is less, that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Trust's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth in Section 16(c) of the Investment Company Act.

Tax Status of the Trust's Dividends and Distributions. The Federal tax treatment of the Trust's dividends and distributions to shareholders is explained in the Prospectus under the caption "Dividends, Distributions and Taxes." Under the Internal Revenue Code, the Trust must distribute by December 31 each year 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized from the prior November 1 through October 31 of that year or else pay an excise tax on the amounts not distributed. While it is presently anticipated that the Trust's distributions will meet those requirements, the Trust's Board and the Manager might determine in a particular year that it is in the best interest of the Trust's shareholders not to distribute income or capital gains at the mandated levels and to pay the excise tax on the undistributed amounts.

The Custodian and the Transfer Agent. The Custodian's responsibilities include safeguarding and controlling the Trusts' portfolio securities and handling the delivery of portfolio securities to and from the Trusts. The Manager has represented to the Trusts that its banking relationships with the Custodian have been and will continue to be unrelated to and unaffected by the relationships between the Trusts and the Custodian. It will be the practice of the Trusts to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager or its affiliates. Shareholder Services, Inc., the Transfer Agent, is responsible for maintaining each Trust's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

General Distributor's Agreement. Under the General Distributor's Agreement between each Trust and the Distributor, the Distributor acts as each Trust's principal underwriter in the continuous public offering of its shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the General Distributor's Agreement and the Service Plan), including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders, are borne by the Distributor.

Independent Auditors and Financial Statements. The independent auditors of the Trusts examine the Trusts' financial statements and perform other related audit services. They also act as auditors for the Manager and for OFI, the Manager's immediate parent, as well as for certain other funds advised by the Manager and OFI.

Independent Auditors' Report
Centennial Government Trust

The Board of Trustees and Shareholders of Centennial Government Trust:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Centennial Government Trust as of June 30, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended June 30, 1997 and 1996, and the financial highlights for the period July 1, 1992 to June 30, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned at June 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Centennial Government Trust at June 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.




                                                DELOITTE & TOUCHE LLP



                                                Denver, Colorado
                                                July 22, 1997

Statement of Investments June 30, 1997
Centennial Government Trust


                                         Face            Value
                                        Amount         See Note 1
                                      -------------   ---------------
U.S. Government Obligations--83.5%
Federal Farm Credit Bank:
 5.25%, 5/28/98(1)  ...............   $10,000,000     $  9,998,250
 5.27%-5.50%, 9/2/97   ............    18,875,000       18,863,307
 5.45%-5.48%, 7/2/97   ............    15,950,000       15,947,580
 5.497%, 12/17/97(1)   ............    10,000,000        9,995,900
 5.50%, 11/14/97(1) ...............     5,000,000        4,998,193
 5.54%, 11/6/97(1)  ...............    10,000,000        9,998,282
 5.55%, 2/3/98(1)   ...............    10,000,000        9,996,041
 5.57%, 8/20/97(1)  ...............    15,000,000       14,999,006
 5.66%, 1/2/98(1)   ...............    10,000,000        9,996,731
 5.93%, 7/1/97   ..................     5,145,000        5,145,000
Federal Home Loan Bank:
 5.28%, 5/28/98(1)  ...............     5,000,000        5,000,000
 5.43%, 9/3/97   ..................    29,000,000       28,720,053
 5.44%, 7/2/97   ..................    18,000,000       17,997,280
 5.46%, 8/1/97   ..................     3,500,000        3,483,228
 5.507%, 4/14/98(1) ...............     5,000,000        4,997,103
 5.521%, 10/2/97(1) ...............    10,000,000        9,998,014
 5.67%, 8/1/97(1)   ...............    25,000,000       24,998,847
 6%, 9/24/97  .....................    11,000,000       11,006,848
Federal Home Loan Mortgage Corp.:
 5.41%, 7/28/97  ..................    24,000,000       23,902,620
 5.43%, 9/16/97  ..................    33,000,000       32,616,732
 5.44%, 7/2/97   ..................     8,220,000        8,218,758
 5.44%, 8/22/97  ..................    10,939,000       10,853,044
 5.44%, 8/5/97   ..................     8,779,000        8,732,569
 5.46%, 8/1/97   ..................    21,000,000       20,901,265
 5.46%, 8/26/97  ..................    19,289,000       19,123,044
 5.48%, 9/10/97  ..................     5,000,000        4,945,961
 5.55%, 7/23/97  ..................     2,665,000        2,655,961
Federal National Mortgage Assn.:
 5.25%, 7/16/97(1)  ...............    10,000,000        9,999,789
 5.26%, 9/9/97(1)   ...............    10,000,000        9,999,311
 5.36%, 9/2/97(1)   ...............    20,000,000       19,997,809
 5.39%, 7/17/97  ..................    22,000,000       21,997,054
 5.42%, 7/23/97  ..................    19,000,000       18,937,068
 5.43%-5.44%, 8/18/97  ............    14,500,000       14,394,953
 5.44%, 8/4/97   ..................    17,430,000       17,340,449

Centennial Government Trust


                                                                             Face            Value
                                                                            Amount         See Note 1
                                                                          -----------    -------------
U.S. Government Obligations (Continued)
Federal National Mortgage Assn.: (Continued)
 5.44%-5.50%, 7/3/97   ................................................   $51,680,000     $ 51,664,286
 5.45%, 9/15/97  ......................................................    12,000,000       11,861,933
 5.45%, 9/19/97  ......................................................    10,000,000        9,878,889
 5.47%, 9/4/97   ......................................................    11,035,000       10,926,014
 5.48%, 8/27/97  ......................................................    10,000,000        9,913,233
 5.48%-5.55%, 7/10/97  ................................................     5,885,000        5,876,903
 5.49%, 9/8/97   ......................................................     5,000,000        4,947,388
 5.50%, 7/2/97   ......................................................    20,300,000       20,296,899
 5.52%, 1/15/98(1)  ...................................................     5,000,000        4,998,667
 5.528%, 12/3/97(1) ...................................................    10,000,000        9,998,499
 5.528%, 2/13/98(1) ...................................................    25,000,000       25,000,000
 5.55%, 7/18/97  ......................................................    10,000,000        9,973,792
 5.56%, 5/22/98(1)  ...................................................    10,000,000        9,995,655
 6.07%, 9/2/97   ......................................................     8,200,000        8,204,193
Overseas Private Investment Corp.:
 5.788%, 7/20/97(1)(2) ................................................     5,000,000        5,028,712
 5.812%, 7/20/97(1)(2) ................................................     4,000,000        4,045,326
Student Loan Marketing Assn.:
 5.18%, 11/20/97(1) ...................................................    23,645,000       23,621,474
 5.82%, 1/23/98  ......................................................    10,000,000        9,999,153
 guaranteeing commercial paper of:
 Secondary Market Services, Inc., Education Loan Revenue Nts. Services:
  5.26%, 10/1/97(1) ...................................................     5,000,000        4,998,778
  5.28%, 2/5/98(1)  ...................................................    10,000,000        9,997,726
New Hampshire Higher Education Loan Corp.:
 5.45%, 7/21/97  ......................................................     7,445,000        7,422,458
 5.50%, 7/7/97   ......................................................     8,881,000        8,872,859
USA Group Secondary Market Services, Inc.:
 5.45%, 7/14/97  ......................................................    35,729,000       35,658,683
 5.45%, 7/7/97   ......................................................     9,500,000        9,491,371
 5.47%, 7/24/97  ......................................................     6,700,000        6,676,585
 5.47%-5.48%, 7/30/97  ................................................    32,973,000       32,827,537
 5.48%, 7/28/97  ......................................................    24,780,000       24,678,154
 5.52%, 7/15/97  ......................................................    20,213,000       20,169,609
                                                                                          ------------
Total U.S. Government Obligations  ....................................                    857,780,826
                                                                                          ------------

Centennial Government Trust


                                                                                    Face              Value
                                                                                   Amount           See Note 1
                                                                               --------------     --------------
Repurchase Agreements--14.3%
Repurchase agreement with PaineWebber, Inc., 6.15%, dated 6/30/97, to be repurchased at $147,125,130 on 7/1/97, collateralized by Federal Home
Loan Mortgage Corp. Participation Nts., 7%, 11/1/26, with a value of
$91,515,239, and Federal National Mortgage Assn. Participation Nts., 7%-8%,
8/1/11-4/1/25, with a value of $58,791,028 .................................    $ 147,100,000      $  147,100,000
                                                                                -------------      --------------
Total Investments, at Value    .............................................             97.8%      1,004,880,826
Other Assets Net of Liabilities   ..........................................              2.2          22,555,089
                                                                                -------------      --------------
Net Assets   ...............................................................            100.0%     $1,027,435,915
                                                                                =============      ==============

1. Floating or variable rate obligation. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on June 30, 1997. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days notice. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.
2. Restricted securities which are considered illiquid, by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale, amount to $9,074,038, or 0.88% of the Trust's net assets. The Trust may not invest more than 10% of its net assets (determined at the time of purchase) in illiquid securities.








See accompanying Notes to Financial Statements.

Statement of Assets and Liabilities June 30, 1997
Centennial Government Trust


ASSETS:
Investments, at value (including repurchase agreements of $147,100,000)
 -see accompanying statement  ..........................................     $1,004,880,826
Cash  ..................................................................            218,156
Receivables:
 Shares of beneficial interest sold    .................................         30,920,521
 Interest   ............................................................          4,462,889
Other    ...............................................................             29,406
                                                                             --------------
  Total assets    ......................................................      1,040,511,798
                                                                             --------------
LIABILITIES:
Payables and other liabilities:
 Shares of beneficial interest redeemed   ..............................         11,328,418
 Dividends  ............................................................          1,467,315
 Shareholder reports    ................................................             75,722
 Transfer and shareholder servicing agent fees  ........................             74,811
 Service plan fees   ...................................................             74,752
 Other   ...............................................................             54,865
                                                                             --------------
  Total liabilities  ...................................................         13,075,883
                                                                             --------------
NET ASSETS  ............................................................     $1,027,435,915
                                                                             ==============
COMPOSITION OF NET ASSETS:
Paid-in capital   ......................................................     $1,028,178,174
Accumulated net realized loss on investment transactions    ............           (742,259)
                                                                             --------------
NET ASSETS-applicable to 1,028,178,174 shares of beneficial
 interest outstanding   ................................................     $1,027,435,915
                                                                             ==============
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE    ......     $         1.00





See accompanying Notes to Financial Statements.
6

Statement of Operations For the Year Ended June 30, 1997
Centennial Government Trust


INVESTMENT INCOME-Interest  .................................    $55,779,821
                                                                 -----------
EXPENSES:
Management fees-Note 3   ....................................      4,743,430
Service plan fees-Note 3    .................................      2,060,666
Transfer and shareholder servicing agent fees-Note 3   ......        640,887
Registration and filing fees   ..............................        140,144
Custodian fees and expenses    ..............................        116,584
Shareholder reports   .......................................         60,451
Legal and auditing fees  ....................................         35,328
Trustees' fees and expenses    ..............................         18,243
Insurance expenses    .......................................         16,643
Other  ......................................................          1,876
                                                                 -----------
 Total expenses    ..........................................      7,834,252
                                                                 -----------
NET INVESTMENT INCOME    ....................................     47,945,569
NET REALIZED LOSS ON INVESTMENTS  ...........................         (5,032)
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   ......    $47,940,537
                                                                 ===========



See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
Centennial Government Trust


                                                                        Year Ended June 30,
                                                                ----------------------------------
                                                                    1997                1996
                                                                ----------------   ---------------
OPERATIONS:
Net investment income    ....................................    $   47,945,569     $   46,466,225
Net realized gain (loss)    .................................            (5,032)            25,445
                                                                 --------------     --------------
Net increase in net assets resulting from operations   ......        47,940,537         46,491,670
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS   ...............       (47,945,569)       (46,466,225)
BENEFICIAL INTEREST TRANSACTIONS:
Net increase in net assets resulting from beneficial interest
 transactions-Note 2  .......................................        84,955,146         49,276,111
                                                                 --------------     --------------
NET ASSETS:
Total increase  .............................................        84,950,114         49,301,556
Beginning of period   .......................................       942,485,801        893,184,245
                                                                 --------------     --------------
End of period   .............................................    $1,027,435,915     $  942,485,801
                                                                 ==============     ==============





See accompanying Notes to Financial Statements.
8

Financial Highlights
Centennial Government Trust


                                                                           Year Ended June 30,
                                                      -----------------------------------------------------
                                                        1997       1996       1995        1994       1993
                                                      --------   --------    --------   --------    -------
PER SHARE OPERATING DATA:
Net asset value, beginning
 of period  .......................................    $1.00       $1.00       $1.00      $1.00      $1.00
Income from investment
 operations-net investment
 income and net realized gain .....................      .05         .05         .05        .03        .04
Dividends and distributions to shareholders  ......     (.05)       (.05)       (.05)      (.03)      (.04)
                                                       -----       -----       -----      -----      -----
Net asset value, end of period   ..................    $1.00       $1.00       $1.00      $1.00      $1.00
                                                       =====       =====       =====      =====      =====
TOTAL RETURN, AT
 NET ASSET VALUE(1)  ..............................     4.75%       4.91%       4.93%      2.84%      2.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)   .........   $1,027        $942       $ 893      $ 613      $ 637
Average net assets (in millions) ..................   $1,032        $962       $ 719      $ 665      $ 633
Ratios to average net assets:
Net investment income   ...........................     4.65%       4.83%       4.81%      2.79%      2.81%
Expenses ..........................................     0.76%       0.77%       0.80%      0.79%      0.79%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only.






See accompanying Notes to Financial Statements.

Notes to Financial Statements
Centennial Government Trust

1. Significant Accounting Policies

Centennial Government Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust's investment objective is to seek a high level of current income consistent with preservation of capital and the maintenance of liquidity, through investment in a diversified portfolio of short-term debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Trust's investment adviser is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc.
(OFI). The following is a summary of significant accounting policies consistently followed by the Trust.

Investment Valuation--Portfolio securities are valued on the basis of amortized cost, which approximates market value.

Repurchase Agreements--The Trust requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Trust may be delayed or limited.

Federal Taxes--The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required. At June 30, 1997, the Trust had available for federal income tax purposes an unused capital loss carryover of approximately $737,000, which expires between 2003 and 2005.

Distributions to Shareholders--The Trust intends to declare dividends from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. To effect its policy of maintaining a net asset value of $1.00 per share, the Trust may withhold dividends or make distributions of net realized gains.

Other--Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Centennial Government Trust

2. Shares of Beneficial Interest

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:



                                      Year Ended June 30, 1997                  Year Ended June 30, 1996
                              ---------------------------------------- --------------------------------------
                                    Shares              Amount               Shares               Amount
                              -----------------    -----------------   -----------------    ------------------
Sold    .....................     2,931,272,745     $  2,931,272,745       2,840,678,875     $  2,840,678,875
Dividends and distributions
  reinvested  ...............        46,820,017           46,820,017          46,248,970           46,248,970
Redeemed   ..................    (2,893,137,616)      (2,893,137,616)     (2,837,651,734)      (2,837,651,734)
                               ----------------     ----------------    ----------------     ----------------
Net increase  ...............        84,955,146     $     84,955,146          49,276,111     $     49,276,111
                               ================     ================    ================     ================

3. Management Fees and Other
Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; and 0.40% on net assets in excess of $1 billion. The Manager has agreed to reimburse the Trust if aggregate expenses (with specified exceptions) exceed the lesser of 1.50% of the first $30 million of average annual net assets of the Trust, plus 1% of average annual net assets in excess of $30 million; or 25% of the total annual investment income of the Trust. Shareholder Services, Inc. (SSI), a subsidiary of OFI, is the transfer and shareholder servicing agent for the Trust, and for other registered investment companies. SSI's total costs of providing such services are allocated ratably to these companies.

Under an approved plan of distribution, the Trust may expend up to 0.20% of its net assets annually to reimburse certain securities dealers and other financial institutions and organizations for costs incurred in distributing Trust shares. During the year ended June 30, 1997, the Trust paid $52,891 to a broker/dealer affiliated with the Manager as reimbursement for distribution-related expenses.

                                   Exhibit A

                       DESCRIPTION OF SECURITIES RATINGS

Below is a description of the two highest rating categories for Short Term Debt and Long Term Debt by the "Nationally-Recognized Statistical Rating Organizations" which the Manager evaluates in purchasing securities on behalf of the Trust. The ratings descriptions are based on information supplied by the ratings organizations to subscribers.

Short Term Debt Ratings.

Moody's Investors Service, Inc. ("Moody's"): The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

Prime-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG".
These rating categories are as follows:

MIG1/VMIG1:    Best quality.  There is present strong  protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG2/VMIG2: High quality. Margins of protection are ample although not so large as in the preceding group.

Standard & Poor's Corporation ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1".

S&P's ratings for Municipal Notes due in three years or less are:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2:   Satisfactory capacity to pay principal and interest.

S&P assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. With short-term demand debt, S&P's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A- 1+").

Fitch Investors Service, Inc. ("Fitch"): Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+".

F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

Duff & Phelps, Inc. ("Duff & Phelps"): The following ratings are for commercial paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

Duff 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

IBCA Limited or its affiliate IBCA Inc. ("IBCA"): Short-term ratings, including commercial paper (with maturities up to 12 months), are as follows:

A1:   Obligations supported by the highest capacity for timely repayment.

A1: Obligations supported by a very strong capacity for timely repayment.

A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

Thomson BankWatch, Inc. ("TBW"): The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less.

TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

Long Term Debt Ratings. These ratings are relevant for securities purchased by the Trust with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations.

Moody's:  Bonds (including municipal bonds) are rated as follows:

Aaa: Judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues.

Aa: Judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

Moody's applies numerical modifiers "1", "2" and "3" in its "Aa" rating classification. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's:  Bonds (including municipal bonds) are rated as follows:

AAA: The highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: A strong capacity to pay interest and repay principal and differ from "AAA" rated issues only in small degree.

Fitch:

AAA: Considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

Duff & Phelps:

AAA: The highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

IBCA: Long-term obligations (with maturities of more than 12 months) are rated as follows:

AAA: The lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risk significantly.

AA: A very low expectation for investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

A plus (+) or minus (-) sign may be appended to a long term rating to denote relative status within a rating category.

TBW: TBW issues the following ratings for companies. These ratings assess the likelihood of receiving payment of principal and interest on a timely basis and incorporate TBW's opinion as to the vulnerability of the company to adverse developments, which may impact the market's perception of the company, thereby affecting the marketability of its securities.

A: Possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

A/B: The company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

                                  Exhibit B

                      CORPORATE INDUSTRY CLASSIFICATIONS


Aerospace/Defense
Air Transportation
Auto Parts  Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable  Television
Chemicals
Commercial  Finance
Computer  Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified  Financial
Diversified  Media
Drug Stores
Drug  Wholesalers
Durable  Household  Goods
Education
Electric  Utilities
Electrical  Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental

Food
Gas Utilities
Gold
Health  Care/Drugs
Health  Care/Supplies  & Services
Homebuilders/Real  Estate
Hotel/Gaming
Industrial  Services
Information  Technology
Insurance Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings  & Loans
Shipping
Special  Purpose  Financial
Specialty  Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking
Wireless Services

                                   Exhibit C

                     AUTOMATIC WITHDRAWAL PLAN PROVISIONS

By requesting an Automatic Withdrawal Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and elsewhere in the Application for such Plans, and the Prospectus and this Statement of Additional Information as they may be amended from time to time by the Trust and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

      Trust shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and distributions followed by shares acquired with a sales charge will be redeemed to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made to shareholders under such plans should not be considered as a yield or income on investment. Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges on purchases when made. Accordingly, a shareholder may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases.

   1. Shareholder Services, Inc., the Transfer Agent of the Trust, will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent.

   2. Certificates will not be issued for shares of the Trust purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Trust. Any share certificates now held by the Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan. Those shares will be carried on the Planholder's Plan Statement.

   3. Distributions of capital gains must be reinvested in shares of the Trust, which will be done at net asset value without a sales charge. Dividends may be paid in cash or reinvested.

   4. Redemptions of shares in connection with disbursement payments will be made at the net asset value per share determined on the redemption date.

   5. Checks or ACH payments will be transmitted three business days prior to the date selected for receipt of the monthly or quarterly payment (the date of receipt is approximate), according to the choice specified in writing by the Planholder.

   6. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed at any time by the Planholder on written notification to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification before the requested change can be put in effect.

   7. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Trust) to redeem all, or any part of, the shares held under the Plan. In such case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Trust's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

   8. The Plan may, at any time, be terminated by the Planholder on written notice to the Transfer Agent, or by the Transfer Agent upon receiving directions to that effect from the Trust. The Transfer Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Transfer Agent or the Trust, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

   9. For purposes of using shares held under the Plan as collateral, the Planholder may request issuance of a portion of his shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares as to which a certificate may be issued, so as not to cause the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. Should such uncertificated shares become exhausted, Plan withdrawals will terminate.

   10. The Transfer Agent shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith.

   11. In the event that the Transfer Agent shall cease to act as transfer agent for the Trust, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

Investment Advisor and Distributor
Centennial Asset Management Corporation
6803 South Tucson Way
Englewood, Colorado 80112

Sub-Distributor
OppenheimerFunds Distributor, Inc.
PO Box 5254
Denver, Colorado 80217

Transfer Agent and Shareholder Servicing Agent
Shareholder Services, Inc.
P.O. Box 5143
Denver, Colorado 80217
1-800-525-9310

Custodian
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202















PXO170.001.1097